UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington DE 19808

United States

(Name and Address of Agent for Service)

Date of fiscal year end: September 30

Date of reporting period: July 1, 2021-September 30, 2021

Item 1. Reports to Stockholders.

(a)	The Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Annual Report

For the Period from July 1, 2021 to September 30, 2021

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings International Investments Limited

20 Old Bailey

London, UK

EC4M 7BF

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank &Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The funds in the Trust file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an attachment to Form N-PORT. The funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

**PLACEHOLDER FOR PRESIDENT’S MESSAGE AND FUND COMMENTARIES**

Daniel McGee

President

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Global Emerging Markets Equity Fund

Dear Shareholder,

The story of 2021 remains one of strong economic recovery, although that sentiment waned somewhat in the third quarter of the year amid uncertainty surrounding the spreading Delta variant, U.S. Federal Reserve (Fed) tapering, and headlines related to Chinese property developer Evergrande. Compounding this, a number of factors, including spikes in fuel prices, continue to disrupt normal supply-chain dynamics, with businesses experiencing shortages in products ranging from groceries to microchips.

From a bottom-up research perspective, our investment teams continue to find a generally supportive environment. While many asset classes have experienced impressive performance since the depths of the pandemic, we believe value can still be found in both developing and emerging markets. That said, there are a number of lingering uncertainties as we look toward the remainder of the year. For one, although developed markets may be through the worst of the pandemic—and further extensive lockdowns seem unlikely—there are questions as to whether new strains of the virus could slow the economic recovery. There are also a number of macro and geopolitical risks on the horizon, from ongoing U.S.-China and U.S.-Russia tensions, to conflicts in the Middle East.

Against this backdrop, we believe selectivity is as critical as ever. Whereas market beta has been a significant driver of returns over the last several months, corporate and country fundamentals have come decidedly back to the forefront. This means that simply owning the index—whether in high yield, investment grade credit or emerging markets debt—may lead to disappointing outcomes.

As active managers, and with some of the industry’s largest fixed income research teams, we believe we are well-positioned to provide access to relative value opportunities as they arise across geographies and asset classes.

You have previously received a proxy statement/prospectus with respect to the proposed reorganization of the Barings funds. The proposed reorganizations are expected to close in early December 2021, following which Barings will serve as sub-adviser to your Fund. In this unprecedented time, we appreciate your continued trust and partnership, and we look forward to helping you achieve your investment objectives.

Sincerely,

Daniel McGee

President

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Barings Global Floating Rate Fund 2021 Annual Report

Investment Objective

Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

For the third quarter, the Barings Global Floating Rate Fund (I shares) returned +0.89%1 (net of fees), which compared to a return of +1.14% for the Fund’s benchmark5. The broadly syndicated loan market was largely able to avoid volatility that affected performance in other liquid markets during the quarter and generated a positive return. Interest income was the primary contributor to total returns across the loan market for the quarter with minimal movement in secondary market prices. Lower rated loans outperformed higher rating categories through a combination of higher income and modest price appreciation. Demand for the asset class was strong and led by the demand from ramping collateralized loan obligations, as well as continued positive net flows into loan retail funds. In the loan primary market, outside of lower activity in August, institutional loan new issuance was steady in both regions for the quarter overall.

In regards to the Fund’s performance relative to its benchmark, the main detractor from relative performance for the quarter was the Fund’s exposure to cash. This was despite the Fund’s modest cash exposure, although was a detractor nonetheless given the positive total return across the loan markets. Within industry sectors, the Fund’s attribution results benefitted from a positive impact from credit selection within the Healthcare and Energy sectors. This was partially offset by underperformance by the Fund’s holdings in the Diversified Media sector. By rating category, the Fund’s overweight exposure to lower rated loans offset some of the detractors from performance given the outperformance by that portion of the market.

The Fund did not make material changes to the target allocation between the North American and European loan markets as the focus of portfolio trading efforts are on relative value decisions within each region rather than regional shifts. Since both regions performed in a similar manner, there was no material impact to attribution results based on regional allocations. Purchasing activity during the quarter was primarily focused on what was believed to be a healthy new issue market.

Barings Global Floating Rate Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	6.49%	3.09%	4.05%	3.59%
Class A No Load	09/16/2013	9.78%	4.14%	4.68%	3.98%
Class C With Load	09/16/2013	7.99%	3.37%	3.92%	3.22%
Class C No Load	09/16/2013	8.99%	3.37%	3.92%	3.22%
Class I With Load	09/16/2013	10.07%	4.44%	4.96%	4.28%
Class I No Load	09/16/2013	10.07%	4.44%	4.96%	4.28%
Class Y With Load	09/16/2013	10.06%	4.41%	4.94%	4.25%
Class Y No Load	09/16/2013	10.06%	4.41%	4.94%	4.25%

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Inception date: September 16, 2013.

4.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

5.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index..

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

For the third quarter, Barings Global Credit Income Opportunities Fund returned +0.80%1 compared to a return of +1.27% for the 3 month USD LIBOR + 500 basis points2,6. During the quarter, the global loan market outperformed the global high yield bond market and both markets generated positive total returns. Developed markets high yield bonds outperformed emerging markets corporates, which was largely due to increased volatility for Chinese real estate developers. In the loan market, the lower rating category outperformed higher rated loans, whereas in the high yield bond market performance across rating categories was mixed. Demand for both loans and high yield bonds was healthy during the quarter and both markets were met with a steady volume of new issuance overall.

During the quarter, the Fund’s exposure to collateralized loan obligations (“CLOs”), in particular CLO double-B rated debt tranches,3 was the top contributor to the Fund’s performance. The Fund’s exposure to loan and high yield bond holdings also contributed to the Fund’s relative performance. Healthy performance from the Fund’s developed markets high yield bond holdings offset underperformance by the Fund’s exposure to emerging markets corporate bonds.

There was no material changes to the target allocations across regions or asset classed during the quarter. The Fund modestly increased the target allocation to CLOs in anticipation of a high volume of new issuance and emerging markets corporate bonds to be in a position to seek opportunities in that market given the increased volatility. However, the focus of purchasing activity during the quarter was on new issue transactions across the various high yield credit markets in which the Fund invests.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	9.26%	3.25%	4.56%	4.36%
Class A No Load	09/16/2013	13.81%	4.67%	5.42%	4.86%
Class C With Load	09/16/2013	12.02%	3.90%	4.64%	4.08%
Class C No Load	09/16/2013	13.02%	3.90%	4.64%	4.08%
Class I With Load	09/16/2013	14.08%	4.92%	5.68%	5.12%
Class I No Load	09/16/2013	14.08%	4.92%	5.68%	5.12%
Class Y With Load	09/16/2013	14.08%	4.92%	5.68%	5.12%
Class Y No Load	09/16/2013	14.08%	4.92%	5.68%	5.12%

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

2.	A unit that is equal to 1/100th of 1% or 0.01%.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

The Barings Emerging Markets Debt Blended Total Return Fund was down -2.37%1 during Q3 2021. At the index level, EM Corporate was up +0.25%, EM Sovereign was down -0.70% and EM Local was down -3.10%. Sovereign spreads widened 16 bps7 and ended the month at 355 bps, while the divergence between IG and HY ended the month at 448 bps, 11 bps wider than last month’s close. EM Local increased 31 bps ending the quarter at 5.30%. Both EM Local rates and currencies were detractors to performance at the index level with local rates detracting -0.23% and FX detracting -2.87% against a strengthening US Dollar. EM Corporate spreads, as represented by the JP Morgan CEMBI Broad Diversified Index, widened by 9 bps to 258 bps. 10-year US Treasury yields volatile on the quarter, ending the quarter up 2 bps at 1.49%. Brent Crude prices continued to climb and were up 4.5% on the quarter to $78.52/bbl, while the Refinitiv Core Commodity Index was up 7.3% on the back of strong demand as economic activity continued to recover and vaccine distributions continued across many developed and some emerging markets. While the events in China, along with expectations for rate increases in developed markets, have impacted emerging markets, in our view, there are reasons to believe the long-term picture for the asset class remains encouraging.

Many EM countries have lowered their financing needs over the last couple of years, and trade balances across the region have significantly improved since the onset of the pandemic—aided by higher commodity prices and consistent demand. As a result, while rising developed market rates can impact EM countries’ ability to access external financing, we believe many countries today are less reliant on financing from foreign investors, and thus better positioned to withstand outflows. At the same time, we believe the overall EM growth story remains positive, underpinned by the ongoing recovery across both developed and emerging markets. In particular, the increased fiscal firepower in developed markets has sustained demand for EM goods and services. Meanwhile, capital support from post-pandemic moratorium and forbearance measures has remained in place, and has continued to benefit EM countries. Global trade has also re-engaged after remaining largely flat for a number of years, which we believe should continue to support the asset class.

In Q3, EM Corporates detracted -24 bps to performance, EM Sovereign detracted -12 bps, local rates detracted -59 bps and EM FX detracted -91 bps. The top performing countries were Thailand (short FX), Russia (Corporates), Greece (Corporates), Hungary (short rates) and Switzerland (short FX). Detractors on the month were Brazil (local rates, FX, Sovereign and Corporate), China (Corporates), Chile (FX), Poland (FX) and South Africa (FX).

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	10/21/2015	3.60%	9.47%	6.66%	6.79%
Class A No Load	10/21/2015	7.91%	10.97%	7.53%	7.53%
Class C With Load	10/21/2015	6.13%	10.16%	6.76%	6.75%
Class C No Load	10/21/2015	7.13%	10.16%	6.76%	6.75%
Class I With Load	10/21/2015	8.20%	11.25%	7.81%	7.80%
Class I No Load	10/21/2015	8.20%	11.25%	7.81%	7.80%
Class Y With Load	10/21/2015	8.18%	11.23%	7.80%	7.79%
Class Y No Load	10/21/2015	8.18%	11.23%	7.80%	7.79%

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

2.	Inception date: October 21, 2015.

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 20% JPMorgan EMBI Global Diversified and 30% JPMorgan CEMBI Broad Diversified.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

7.	A unit that is equal to 1/100th of 1% or 0.01%.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

Investment Objective

Barings Global Emerging Markets Equity Fund (the “Fund”) seeks to achieve long-term capital growth.

Portfolio Management Commentary

The Barings Global Emerging Markets Equity 40Act Fund declined -8.2%1 in Q3 and underperformed the MSCI Emerging Markets Total Return Net Index, which fell -8.1%4.

Stock selection in the Information Technology and Utilities sectors enhanced relative performance, while our positioning in the Financials and Communication Services sectors detracted from relative performance. The portfolio’s modest allocation to cash contributed in a falling market.

Renewables specialist China Longyuan Power Group was the fund’s top contributor to relative returns, after having announced earnings for the first half of the year that were ahead of consensus expectations, driven by significant power generation growth and improved operational efficiency. Nari Technology, a Chinese company that manufactures grid automation technology, was another standout performer. This is, in part, a reflection of the company’s structural growth opportunity as China continues to automate its national power grid with greater emphasis on renewable energy sources. Elsewhere, conglomerate Reliance Industries was another notable contributor, driven in part by sector-wide strength across energy companies, as oil and natural gas prices rallied significantly.

In contrast, Hong Kong listed sportswear manufacturer Topsports detracted from relative performance over the period, reflecting concerns of some near term weakness in consumption. Elsewhere, Via suffered a weak quarter, as rising inflation rates and near term growth downgrades continue to pressure the Brazilian retailer. In response to heightened regulatory risk, internet company Tencent also underperformed.

Over the period, the portfolio purchased a new position in consumer-focused Ping An Bank, which is well-positioned to benefit from continued growth in the mass affluent market. The fund also purchased a new position in Natura, a Brazilian company that is a leading provider globally of sustainably sourced cosmetics and personal care products.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	9/18/2018	9.55%	7.69%	8.87%
Class A No Load	9/18/2018	9.55%	7.69%	8.87%
Class C With Load	9/18/2018	8.73%	6.88%	8.06%
Class C No Load	9/18/2018	8.73%	6.88%	8.06%
Class I With Load	9/18/2018	9.83%	7.96%	9.14%
Class I No Load	9/18/2018	9.83%	7.96%	9.14%
Class Y With Load	9/18/2018	9.83%	7.96%	9.14%
Class Y No Load	9/18/2018	9.83%	7.96%	9.14%

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

2.	Inception date: September 18, 2018. A fund’s performance for very short time periods may not be indicative of future performance

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Funds Trust 2021 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, or Barings Global Emerging Markets Equity Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to September 30, 2021.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,008.30	$1,004.15	$2.53
Hypothetical	1.00%	1,000.00	1,010.10	1,005.05	2.53

Class C
Actual	1.75%	1,000.00	1,006.40	1,003.20	4.43
Hypothetical	1.75%	1,000.00	1,008.20	1,004.10	4.43

Class I
Actual	0.75%	1,000.00	1,009.00	1,004.50	1.90
Hypothetical	0.75%	1,000.00	1,010.70	1,005.35	1.90

Class Y
Actual	0.75%	1,000.00	1,008.90	1,004.45	1.90
Hypothetical	0.75%	1,000.00	1,010.70	1,005.35	1.90

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 92/365.

Barings Funds Trust 2021 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,007.90	$1,003.95	$3.04
Hypothetical	1.20%	1,000.00	1,009.60	1,004.80	3.04

Class C
Actual	1.95%	1,000.00	1,005.60	1,002.80	4.93
Hypothetical	1.95%	1,000.00	1,007.70	1,003.85	4.93

Class I
Actual	0.95%	1,000.00	1,008.10	1,004.05	2.40
Hypothetical	0.95%	1,000.00	1,010.20	1,005.10	2.41

Class Y
Actual	0.95%	1,000.00	1,008.00	1,004.00	2.40
Hypothetical	0.95%	1,000.00	1,010.20	1,005.10	2.41

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 92/365.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$975.60	$987.80	$2.99
Hypothetical	1.20%	1,000.00	1,009.60	1,004.80	3.04

Class C
Actual	1.95%	1,000.00	973.80	986.90	4.85
Hypothetical	1.95%	1,000.00	1,007.70	1,003.85	4.93

Class I
Actual	0.95%	1,000.00	975.60	987.80	2.37
Hypothetical	0.95%	1,000.00	1,010.20	1,005.10	2.41

Class Y
Actual	0.95%	1,000.00	976.20	988.10	2.37
Hypothetical	0.95%	1,000.00	1,010.20	1,005.10	2.41

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 92/365.

Barings Funds Trust 2021 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Emerging Markets Equity Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.15%	$1,000.00	$917.30	$958.65	$2.78
Hypothetical	1.15%	1,000.00	1,009.70	1,004.85	2.91

Class C
Actual	1.90%	1,000.00	915.50	957.75	4.59
Hypothetical	1.90%	1,000.00	1,007.80	1,003.90	4.81

Class I
Actual	0.90%	1,000.00	917.90	958.95	2.18
Hypothetical	0.90%	1,000.00	1,010.30	1,005.15	2.28

Class Y
Actual	0.90%	1,000.00	917.90	958.95	2.18
Hypothetical	0.90%	1,000.00	1,010.30	1,005.15	2.28

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 92/365.

Barings Funds Trust 2021 Annual Report

FINANCIAL REPORT

Barings Funds Trust 2021 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Assets
Investments, at fair value (cost $396,940,609, $172,694,977, $135,907,968 and $9,743,696, respectively)	$394,723,926	$171,120,368	$132,647,240	$11,940,984
Cash	71,882,437	10,806,999	9,064,023	697,440
Foreign currency, at value (cost $334,004, $3,158,437, $25,267 and $9,658, respectively)	330,930	3,108,081	25,246	9,675
Receivable for investments sold	3,916,211	6,247,016	2,446,869	–
Receivable for Fund shares sold	149,790	54,577	2,262,199	–
Dividend and Interest Receivable	2,086,423	2,123,973	2,403,848	31,991
Receivable from adviser (see Note 3)	–	–	–	39,296
Cash collateral held at broker on open swap contracts	–	–	1,880,873	–
Cash collateral held at broker on open futures contracts	–	–	755,000	–
Receivable for variation margin on open futures contracts	–	–	2,079	–
Swap contracts, at fair value (up-front net premiums paid of $0, $0, $31,489 and $0, respectively)	–	–	280,669	–
Foreign tax reclaims receivable	–	–	26,746	509
Unrealized appreciation on forward foreign currency exchange contracts	1,981,189	1,245,224	2,006,191	–
Unrealized appreciation on unfunded loan commitments	2,024	185	–	–
Prepaid expenses	102,667	75,698	41,870	–

Total assets	475,175,597	194,782,121	153,842,853	12,719,895

Liabilities
Payable for investments purchased	46,530,677	12,045,685	4,380,178	–
Payable for Fund shares repurchased	312,526	415,823	630,304	–
Swap contracts, at fair value (up-front net premiums received of $0, $0, $156,223 and $0, respectively)	–	–	439,310	–
Payable for variation margin on open swap contracts	–	–	37,284	–
Investment advisory fee payable (see Note 3)	164,133	84,079	53,751	–
Cash collateral Due to Broker	1,530,000	1,170,000	280,000	–
Distribution fees payable	16,174	15,737	4,166	129
Shareholder service fees payable	11,308	10,107	8,946	–
Dividends payable	145,075	166,892	28,198	–
Written options, at fair value (premiums of $0, $0, $432,189 and $0, respectively)	–	–	87,188	–
Unrealized depreciation on forward foreign currency exchange contracts	–	44,625	1,886,454	–
Accrued expenses and other liabilities	171,960	157,888	113,292	139,542

Total liabilities	48,881,853	14,110,836	7,949,071	139,671

Total net assets	$426,293,744	$180,671,285	$145,893,782	$12,580,224

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

September 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$453	$200	$138	$10
Additional paid-in capital	437,916,878	198,664,263	146,582,726	10,164,303
Total distributable earnings (accumulated loss)	(11,623,587)	(17,993,178)	(689,082)	2,415,911

Total net assets	$426,293,744	$180,671,285	$145,893,782	$12,580,224

Class A
Net assets applicable to outstanding shares	$53,367,584	$52,874,608	$17,660,351	$123,832

Shares of beneficial interest outstanding	5,674,143	5,846,306	1,667,348	10,000

Net asset value per share outstanding	$9.41	$9.04	$10.59	$12.38

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 4.00% and 4.00%, respectively)	$9.70	$9.42	$11.03	$12.90

Class C
Net assets applicable to outstanding shares	$6,766,494	$5,914,226	$582,784	$123,014

Shares of beneficial interest outstanding	721,914	654,154	55,016	10,000

Net asset value per share outstanding	$9.37	$9.04	$10.59	$12.30

Class I
Net assets applicable to outstanding shares	$72,614,713	$6,404,603	$976	$6,080,423

Shares of beneficial interest outstanding	7,698,550	708,150	92	490,000

Net asset value per share outstanding	$9.43	$9.04	$10.61	$12.41

Class Y
Net assets applicable to outstanding shares	$293,544,953	$115,477,848	$127,649,671	$6,252,955

Shares of beneficial interest outstanding	31,157,810	12,769,584	12,052,796	503,858

Net asset value per share outstanding	$9.42	$9.04	$10.59	$12.41

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS

For the Period from July 1, 2021 through September 30, 2021(1)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Investment Income
Interest income (net of withholding tax of $0, $1,397, $8,633 and $0, respectively)	$4,041,773	$3,037,912	$1,931,957	$–
Dividends (net of withholding tax of $0, $3,079, $0 and $11,817, respectively)	–	17,448	–	94,148
Net bank loan fee income	64,387	24,147	–	–
Other income	7,151	2,384	4,050	–

Total investment income	4,113,311	3,081,891	1,936,007	94,148

Operating Expenses
Advisory fees	646,208	390,853	267,311	29,242
12b-1 distribution and servicing plan
Class A	31,273	26,839	11,043	81
Class C	17,209	14,824	1,451	320
Shareholder service fee
Class A	6,457	1,593	4,709	–
Class C	247	273	6	–
Class Y	21,359	21,718	15,444	–
Administrator fees	27,220	20,025	15,414	8,718
Custody fees	37,118	26,918	29,611	3,370
Professional fees	94,155	92,080	67,221	64,991
Transfer agent fees	10,954	7,068	9,691	13,959
Directors’ fees	15,157	11,934	9,626	6,986
Registration fees	31,614	19,275	25,641	43,691
Printing and mailing expenses	14,892	11,242	4,135	6,000
Other operating expenses	16,653	11,594	6,729	6,752

Total operating expenses	970,516	656,236	468,032	184,110
Waiver/Reimbursement of expenses
Class A	(24,950)	(18,239)	(17,611)	(5,620)
Class C	(4,084)	(4,246)	(2,147)	(2,661)
Class I	(25,913)	(9,396)	(1,771)	(72,584)
Class Y	(121,465)	(87,613)	(95,416)	(73,603)

Net operating expenses	794,104	536,742	351,087	29,642

Net investment income	3,319,207	2,545,149	1,584,920	64,506

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Period from July 1, 2021 through September 30, 2021(1)

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Realized and Unrealized Gains (Losses)
Net realized gain (loss) on investments	$93,208	$511,681	$369,171	$(82,018)
Net realized gain on forward foreign currency exchange contracts	2,344,620	1,600,141	1,601,304	1,481
Net realized loss on foreign currency and translation	(16,339)	(45,255)	(20,978)	(861)
Net realized gain (loss) on futures contracts	–	–	(320,073)	–
Net realized gain on swap contracts	–	–	34,853	–
Net realized gain on written options	–	–	318,059	–
Net realized gain (loss) on purchased options	–	–	(2,533)	–

Net realized gain (loss)	2,421,489	2,066,567	1,979,803	(81,398)

Net change in unrealized depreciation on investments	(2,220,200)	(2,682,566)	(4,410,873)	(1,107,282)
Net change in unrealized appreciation (depreciation) on unfunded loan commitments	1,559	(873)	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(160,578)	(272,272)	(1,780,492)	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	203,104	38,185	(22,008)	(47)
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	245,449	–
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	(738,202)	–
Net change in unrealized appreciation (depreciation) on written option contracts	–	–	(215,015)	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	–	(30,408)	–

Net change in unrealized appreciation (depreciation)	(2,176,115)	(2,917,526)	(6,951,549)	(1,107,329)

Net realized and unrealized gains (losses)	245,374	(850,959)	(4,971,746)	(1,188,727)

Net increase (decrease) in net assets resulting from operations	$3,564,581	$1,694,190	$(3,386,826)	$(1,124,221)

(1)	The Funds changed their fiscal year end to September 30.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Investment Income
Interest income (net of withholding tax of $0, $0, $18,965 and $0, respectively)	$12,266,468	$10,931,028	$4,998,930	$–
Dividends (net of withholding tax of $0, $1,108, $0, and $35,428, respectively)	642	6,404	–	307,433
Net bank loan fee income	148,811	46,433	–	–
Other income	45,751	239,107	6,450	–

Total investment income	12,461,672	11,222,972	5,005,380	307,433

Operating Expenses
Advisory fees	1,666,618	1,316,998	636,946	115,960
12b-1 distribution and servicing plan
Class A	98,756	50,210	27,754	321
Class C	67,434	72,792	3,372	1,279
Shareholder service fee
Class A	31,713	9,012	17,492	5
Class C	3,639	4,259	80	–
Class Y	64,821	64,993	38,663	–
Administrator fees	63,258	47,903	45,777	15,748
Custody fees	114,960	90,130	87,408	17,292
Professional fees	155,994	149,713	108,250	103,005
Transfer agent fees	38,731	33,403	39,272	15,067
Directors’ fees	91,142	75,087	55,789	34,757
Registration fees	91,428	70,544	72,382	103,912
Printing and mailing expenses	52,756	40,237	21,100	2,685
Other operating expenses	80,113	60,238	31,278	7,303

Total operating expenses	2,621,363	2,085,519	1,185,563	417,334
Waiver/Reimbursement of expenses
Class A	(99,623)	(37,944)	(59,207)	(6,386)
Class C	(20,012)	(17,806)	(8,273)	(6,779)
Class I	(77,391)	(29,146)	(28,684)	(137,060)
Class Y	(335,126)	(209,424)	(251,474)	(137,505)

Net operating expenses	2,089,211	1,791,199	837,925	129,604

Net investment income	10,372,461	9,431,773	4,167,455	177,829

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Realized and Unrealized Gains (Losses)
Net realized gain (loss) on investments	$(3,119,797)	$(3,997,231)	$1,715,946 (1)	$641,489
Net realized gain (loss) on forward foreign currency exchange contracts	(3,866,893)	(3,416,982)	931,956	–
Net realized gain (loss) on foreign currency and translation	347,689	225,403	97,240	(3,350)
Net realized gain (loss) on futures contracts	–	–	374,429	–
Net realized gain on swap contracts	–	–	2,399,797	–
Net realized gain on written options	–	403,346	–	–
Net realized gain (loss) on purchased options	–	(692,562)	–	–

Net realized gain (loss)	(6,639,001)	(7,478,026)	5,519,368	638,139

Net change in unrealized appreciation on investments	25,430,154	24,653,784	2,339,476 (2)	2,563,627
Net change in unrealized appreciation on unfunded loan commitments	465	1,058	–	–
Net change in unrealized appreciation on forward foreign currency exchange contracts	1,581,637	1,024,985	1,045,623	–
Net change in unrealized appreciation on foreign currency and translation	10,491	20,125	27,976	114
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	(137,074)	–
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	(4,228,925)	–
Net change in unrealized appreciation on written option contracts	–	18,451	560,016	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	(37,712)	429	–

Net change in unrealized appreciation (depreciation)	27,022,747	25,680,691	(392,479)	2,563,741

Net realized and unrealized gains	20,383,746	18,202,665	5,126,889	3,201,880

Net increase in net assets resulting from operations	$30,756,207	$27,634,438	$9,294,344	$3,379,709

(1)	Includes realized foreign capital gains taxes of $2,457.
(2)	Net of change in unrealized appreciation/(depreciation) of foreign capital gains taxes of $4,271.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL FLOATING RATE FUND
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$3,319,207	$10,372,461	$11,934,842
Net realized gain (loss)	2,421,489	(6,639,001)	(8,284,095)
Net change in unrealized appreciation (depreciation)	(2,176,115)	27,022,747	(13,188,700)

Net increase (decrease) in net assets from operations	3,564,581	30,756,207	(9,537,953)

Dividends and distributions
Class A	(380,457)	(1,442,871)	(1,752,333)

Class C	(39,580)	(196,711)	(263,597)

Class I	(581,952)	(1,790,541)	(1,584,124)

Class Y	(2,227,716)	(6,243,052)	(7,063,704)

Total dividends and distributions	(3,229,705)	(9,673,175)	(10,663,758)

Return of capital
Class A	–	–	(360,351)

Class C	–	–	(52,291)

Class I	–	–	(369,841)

Class Y	–	–	(1,382,565)

Total return of capital	–	–	(2,165,048)

Capital Share Transactions
Net proceeds from sale of shares	76,799,769	200,034,796	106,125,221
Net Asset Value of shares issued to shareholders in payment of distributions declared	2,801,631	8,405,707	10,443,892
Cost of shares redeemed	(26,975,738)	(70,900,335)	(153,128,901)

Net increase (decrease) in net assets resulting from capital stock transactions	52,625,662	137,540,168	(36,559,788)

Total increase (decrease) in net assets	52,960,538	158,623,200	(58,926,547)

Net Assets
Beginning of period	373,333,206	214,710,006	273,636,553

End of period	$426,293,744	$373,333,206	$214,710,006

(1)	The Fund changed its fiscal year end to September 30.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$2,545,149	$9,431,773	$10,927,198
Net realized gain (loss)	2,066,567	(7,478,026)	(9,309,427)
Net change in unrealized appreciation (depreciation)	(2,917,526)	25,680,691	(12,349,471)

Net increase (decrease) in net assets from operations	1,694,190	27,634,438	(10,731,700)

Dividends and distributions
Class A	(487,373)	(1,036,691)	(2,270,709)

Class C	(56,334)	(312,103)	(321,702)

Class I	(229,463)	(1,177,641)	(1,091,239)

Class Y	(1,687,604)	(6,573,572)	(5,901,580)

Total dividends and distributions	(2,460,774)	(9,100,007)	(9,585,230)

Return of capital
Class A	–	–	(356,912)

Class C	–	–	(51,371)

Class I	–	–	(174,380)

Class Y	–	–	(870,042)

Total return of capital	–	–	(1,452,705)

Capital Share Transactions
Net proceeds from sale of shares	48,002,595	102,024,351	64,702,295
Net Asset Value of shares issued to shareholders in payment of distributions declared	1,649,175	6,482,307	8,443,894
Cost of shares redeemed	(78,459,646)	(80,935,136)	(99,727,481)

Net increase (decrease) in net assets resulting from capital stock transactions	(28,807,876)	27,571,522	(26,581,292)

Total increase (decrease) in net assets	(29,574,460)	46,105,953	(48,350,927)

Net Assets
Beginning of period	210,245,745	164,139,792	212,490,719

End of period	$180,671,285	$210,245,745	$164,139,792

(1)	The Fund changed its fiscal year end to September 30.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$1,584,920	$4,167,455	$3,720,549
Net realized gain (loss)	1,979,803	5,519,368	(237,910)
Net change in unrealized appreciation (depreciation)	(6,951,549)	(392,479)	2,688,775

Net increase (decrease) in net assets from operations	(3,386,826)	9,294,344	6,171,414

Dividends and distributions
Class A	(212,699)	(780,889)	(150,461)

Class C	(5,901)	(20,356)	(14,353)

Class I	(12)	(697,507)	(1,361,075)

Class Y	(1,575,410)	(4,615,618)	(2,004,219)

Total dividends and distributions	(1,794,022)	(6,114,370)	(3,530,108)

Capital Share Transactions
Net proceeds from sale of shares	29,986,332	114,778,090	28,149,569
Net Asset Value of shares issued to shareholders in payment of distributions declared	1,700,107	4,382,808	647,379
Cost of shares redeemed	(9,787,651)	(47,824,829)	(27,212,488)

Net increase in net assets resulting from capital stock transactions	21,898,788	71,336,069	1,584,460

Total increase in net assets	16,717,940	74,516,043	4,225,766

Net Assets
Beginning of period	129,175,842	54,659,799	50,434,033

End of period	$145,893,782	$129,175,842	$54,659,799

(1)	The Fund changed its fiscal year end to September 30.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$64,506	$177,829	$179,524
Net realized gain (loss)	(81,398)	638,139	(343,901)
Net change in unrealized appreciation (depreciation)	(1,107,329)	2,563,741	(235,789)

Net increase (decrease) in net assets from operations	(1,124,221)	3,379,709	(400,166)

Dividends and distributions
Class A	(1,100)	(933)	(3,013)

Class C	(577)	(547)	(2,081)

Class I	(62,328)	(51,989)	(163,753)

Class Y	(62,439)	(51,989)	(163,753)

Total dividends and distributions	(126,444)	(105,458)	(332,600)

Return of capital
Class A	—	—	(137)

Class C	—	—	(95)

Class I	—	—	(7,453)

Class Y	—	—	(7,453)

Total return of capital	—	—	(15,138)

Capital Share Transactions
Net proceeds from sale of shares	112,500	74,500	—
Net Asset Value of shares issued to shareholders in payment of distributions declared	699	—	—
Cost of shares redeemed	(8,000)	—	—

Net increase in net assets resulting from capital stock transactions	105,199	74,500	—

Total increase (decrease) in net assets	(1,145,466)	3,348,751	(747,904)

Net Assets
Beginning of period	13,725,690	10,376,939	11,124,843

End of period	$12,580,224	$13,725,690	$10,376,939

(1)	The Fund changed its fiscal year end to September 30.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.40		$8.56	$9.26	$9.48	$9.54		$9.13
Income from investment operations:
Net investment income (2)	0.07		0.36	0.41	0.44	0.43		0.43
Net realized and unrealized gain (loss)	0.01		0.81	(0.66)	(0.18)	(0.06)		0.42

Total increase (decrease) from investment operations	0.08		1.17	(0.25)	0.26	0.37		0.85

Less dividends and distributions:
From net investment income	(0.07)		(0.33)	(0.34)	(0.44)	(0.38)		(0.31)
From net realized gain	–		–	(0.03)	(0.04)	–		–
From return of capital	–		–	(0.08)	–	(0.05)		(0.13)

Total dividends and distributions	(0.07)		(0.33)	(0.45)	(0.48)	(0.43)		(0.44)

Net asset value, at end of period	$9.41		$9.40	$8.56	$9.26	$9.48		$9.54

Total investment return (3)	0.83	%(4)	13.90%	(2.79)%	2.77%	4.00%		9.47%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$53,368		$45,630	$37,431	$45,213	$53,371		$45,363
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.20	%(5)	1.25%	1.22%	1.25%	1.26%		1.37%
Ratio of net expenses to average net assets (6)	1.00	%(5)	1.00%	1.00%	1.00%	0.96	%(7)	0.99	%(8)
Ratio of net investment income to average net assets	3.13	%(5)	3.93%	4.63%	4.72%	4.55%		4.52%
Portfolio turnover rate	8.71	%(4)	42.78%	37.23%	46.51%	57.74%		47.06%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.37		$8.53	$9.22	$9.45		$9.51		$9.10
Income from investment operations:
Net investment income (2)	0.06		0.29	0.35	0.37		0.36		0.37
Net realized and unrealized gain (loss)	(0.01)		0.81	(0.66)	(0.19)		(0.06)		0.41

Total increase (decrease) from investment operations	0.05		1.10	(0.31)	0.18		0.30		0.78

Less dividends and distributions:
From net investment income	(0.05)		(0.26)	(0.29)	(0.37)		(0.32)		(0.26)
From net realized gain	–		–	(0.03)	(0.04)		–		–
From return of capital	–		–	(0.06)	–		(0.04)		(0.11)

Total dividends and distributions	(0.05)		(0.26)	(0.38)	(0.41)		(0.36)		(0.37)

Net asset value, at end of period	$9.37		$9.37	$8.53	$9.22		$9.45		$9.51

Total investment return (3)	0.64	%(4)	13.08%	(3.52)%	2.02%		3.24%		8.68%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,766		$6,714	$6,494	$8,005		$8,311		$8,018
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.99	%(5)	2.05%	2.04%	2.05%		2.09%		2.24%
Ratio of net expenses to average net assets (6)	1.75	%(5)	1.75%	1.75%	1.74	%(7)	1.70	%(7)	1.71	%(8)
Ratio of net investment income to average net assets	2.39	%(5)	3.20%	3.88%	4.00%		3.80%		3.91%
Portfolio turnover rate	8.71	%(4)	42.78%	37.23%	46.51%		57.74%		47.06%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(8)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.43		$8.58	$9.28	$9.50	$9.56		$9.15
Income from investment operations:
Net investment income (2)	0.08		0.38	0.43	0.47	0.46		0.47
Net realized and unrealized gain (loss)	–		0.83	(0.66)	(0.18)	(0.06)		0.40

Total increase (decrease) from investment operations	0.08		1.21	(0.23)	0.29	0.40		0.87

Less dividends and distributions:
From net investment income	(0.08)		(0.36)	(0.36)	(0.47)	(0.41)		(0.32)
From net realized gain	–		–	(0.03)	(0.04)	–		–
From return of capital	–		–	(0.08)	–	(0.05)		(0.14)

Total dividends and distributions	(0.08)		(0.36)	(0.47)	(0.51)	(0.46)		(0.46)

Net asset value, at end of period	$9.43		$9.43	$8.58	$9.28	$9.50		$9.56

Total investment return (3)	0.90	%(4)	14.19%	(2.47)%	3.04%	4.28%		9.74%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$72,615		$64,969	$39,483	$32,531	$18,370		$19,733
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.90	%(5)	0.92%	0.92%	0.94%	1.03%		1.16%
Ratio of net expenses to average net assets (6)	0.75	%(5)	0.75%	0.75%	0.75%	0.71	%(7)	0.75%
Ratio of net investment income to average net assets	3.39	%(5)	4.15%	4.87%	5.01%	4.78%		4.90%
Portfolio turnover rate	8.71	%(4)	42.78%	37.23%	46.51%	57.74%		47.06%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.42		$8.58	$9.27	$9.50	$9.56		$9.15
Income from investment operations:
Net investment income (2)	0.08		0.37	0.44	0.47	0.46		0.47
Net realized and unrealized gain (loss)	–		0.83	(0.66)	(0.19)	(0.06)		0.40

Total increase (decrease) from investment operations	0.08		1.20	(0.22)	0.28	0.40		0.87

Less dividends and distributions:
From net investment income	(0.08)		(0.36)	(0.36)	(0.47)	(0.41)		(0.32)
From net realized gain	–		–	(0.03)	(0.04)	–		–
From return of capital	–		–	(0.08)	–	(0.05)		(0.14)

Total dividends and distributions	(0.08)		(0.36)	(0.47)	(0.51)	(0.46)		(0.46)

Net asset value, at end of period	$9.42		$9.42	$8.58	$9.27	$9.50		$9.56

Total investment return (3)	0.89	%(4)	14.19%	(2.54)%	3.03%	4.27%		9.73%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$293,545		$256,020	$131,302	$187,887	$172,736		$122,736
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.93	%(5)	0.95%	0.99%	0.96%	1.01%		1.14%
Ratio of net expenses to average net assets (6)	0.75	%(5)	0.75%	0.75%	0.75%	0.71	%(7)	0.75%
Ratio of net investment income to average net assets	3.39	%(5)	4.08%	4.89%	4.99%	4.79%		4.90%
Portfolio turnover rate	8.71	%(4)	42.78%	37.23%	46.51%	57.74%		47.06%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.08		$8.14	$8.93	$9.32	$9.51	$8.80
Income from investment operations:
Net investment income (2)	0.10		0.48	0.46	0.50	0.49	0.55
Net realized and unrealized gain (loss)	(0.03)		0.90	(0.79)	(0.30)	(0.19)	0.71

Total increase (decrease) from investment operations	0.07		1.38	(0.33)	0.20	0.30	1.26

Less dividends and distributions:
From net investment income	(0.11)		(0.44)	(0.40)	(0.48)	(0.47)	(0.50)
From net realized gain	–		–	–	(0.10)	–	–
From return of capital	–		–	(0.06)	(0.01)	(0.02)	(0.05)

Total dividends and distributions	(0.11)		(0.44)	(0.46)	(0.59)	(0.49)	(0.55)

Net asset value, at end of period	$9.04		$9.08	$8.14	$8.93	$9.32	$9.51

Total investment return (3)	0.79	%(4)	17.18%	(3.69)%	2.39%	3.24%	14.61%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$52,875		$9,795	$44,860	$51,205	$60,507	$26,904
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.37	%(5)	1.39%	1.32%	1.36%	1.38%	1.56%
Ratio of net expenses to average net assets (6)	1.20	%(5)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	4.56	%(5)	5.65%	5.35%	5.46%	5.17%	5.83%
Portfolio turnover rate	14.85	%(4)	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.08		$8.13	$8.92	$9.31	$9.50	$8.79
Income from investment operations:
Net investment income (2)	0.09		0.39	0.39	0.43	0.42	0.48
Net realized and unrealized gain (loss)	(0.04)		0.93	(0.78)	(0.29)	(0.19)	0.71

Total increase (decrease) from investment operations	0.05		1.32	(0.39)	0.14	0.23	1.19

Less dividends and distributions:
From net investment income	(0.09)		(0.37)	(0.35)	(0.42)	(0.40)	(0.43)
From net realized gain	–		–	–	(0.10)	–	–
From return of capital	–		–	(0.05)	(0.01)	(0.02)	(0.05)

Total dividends and distributions	(0.09)		(0.37)	(0.40)	(0.53)	(0.42)	(0.48)

Net asset value, at end of period	$9.04		$9.08	$8.13	$8.92	$9.31	$9.50

Total investment return (3)	0.56	%(4)	16.42%	(4.41)%	1.63%	2.47%	13.75%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$5,914		$5,846	$7,421	$8,462	$8,842	$6,628
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.24	%(5)	2.19%	2.18%	2.21%	2.21%	2.39%
Ratio of net expenses to average net assets (6)	1.95	%(5)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	3.96	%(5)	4.49%	4.60%	4.73%	4.44%	5.12%
Portfolio turnover rate	14.85	%(4)	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.08		$8.14	$8.93	$9.32	$9.50	$8.80
Income from investment operations:
Net investment income (2)	0.11		0.48	0.48	0.52	0.51	0.58
Net realized and unrealized gain (loss)	(0.04)		0.92	(0.79)	(0.29)	(0.18)	0.70

Total increase (decrease) from investment operations	0.07		1.40	(0.31)	0.23	0.33	1.28

Less dividends and distributions:
From net investment income	(0.11)		(0.46)	(0.41)	(0.51)	(0.49)	(0.52)
From net realized gain	–		–	–	(0.10)	–	–
From return of capital	–		–	(0.07)	(0.01)	(0.02)	(0.06)

Total dividends and distributions	(0.11)		(0.46)	(0.48)	(0.62)	(0.51)	(0.58)

Net asset value, at end of period	$9.04		$9.08	$8.14	$8.93	$9.32	$9.50

Total investment return (3)	0.81	%(4)	17.51%	(3.45)%	2.65%	3.49%	14.90%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,405		$21,492	$21,606	$23,203	$21,788	$22,228
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.15	%(5)	1.08%	1.07%	1.09%	1.13%	1.27%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	4.96	%(5)	5.50%	5.60%	5.69%	5.45%	6.22%
Portfolio turnover rate	14.85	%(4)	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$9.08		$8.14	$8.93	$9.31	$9.50	$8.80
Income from investment operations:
Net investment income (2)	0.11		0.47	0.48	0.52	0.51	0.57
Net realized and unrealized gain (loss)	(0.04)		0.93	(0.79)	(0.28)	(0.19)	0.71

Total increase (decrease) from investment operations	0.07		1.40	(0.31)	0.24	0.32	1.28

Less dividends and distributions:
From net investment income	(0.11)		(0.46)	(0.41)	(0.51)	(0.49)	(0.52)
From net realized gain	–		–	–	(0.10)	–	–
From return of capital	–		–	(0.07)	(0.01)	(0.02)	(0.06)

Total dividends and distributions	(0.11)		(0.46)	(0.48)	(0.62)	(0.51)	(0.58)

Net asset value, at end of period	$9.04		$9.08	$8.14	$8.93	$9.31	$9.50

Total investment return (3)	0.80	%(4)	17.52%	(3.44)%	2.64%	3.48%	14.90%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$115,478		$173,113	$90,254	$129,621	$140,362	$96,014
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.20	%(5)	1.12%	1.10%	1.12%	1.14%	1.28%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.01	%(5)	5.35%	5.60%	5.71%	5.43%	6.14%
Portfolio turnover rate	14.85	%(4)	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$10.99		$10.42	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (2)	0.12		0.51	0.60	0.55		0.45		0.42
Net realized and unrealized gain (loss)	(0.39)		0.84	0.38	0.60		(0.64)		0.73

Total increase (decrease) from investment operations	(0.27)		1.35	0.98	1.15		(0.19)		1.15

Less dividends and distributions:
From net investment income	(0.13)		(0.58)	(0.62)	(0.55)		(0.55)		(0.50)
From net realized gain	–		(0.20)	–	–		(0.30)		–
From return of capital	–		–	–	(0.05)		–		–

Total dividends and distributions	(0.13)		(0.78)	(0.62)	(0.60)		(0.85)		(0.50)

Net asset value, at end of period	$10.59		$10.99	$10.42	$10.06		$9.51		$10.55

Total investment return (3)	(2.44	)%(4)	13.32%	10.11%	12.59%		(2.21)%		11.94%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$17,660		$17,491	$6,443	$405		$566		$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.60	%(5)	1.73%	2.08%	3.19%		3.63%		5.77%
Ratio of net expenses to average net assets (6)	1.20	%(5)	1.20%	1.20%	1.02	%(7)	1.11	%(7)	1.15	%(7)
Ratio of net investment income to average net assets	4.24	%(5)	4.71%	6.21%	5.74%		4.33%		4.17%
Portfolio turnover rate	9.81	%(4)	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$10.99		$10.42	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (2)	0.09		0.43	0.60	0.49		0.48		0.35
Net realized and unrealized gain (loss)	(0.38)		0.83	0.31	0.59		(0.74)		0.73

Total increase (decrease) from investment operations	(0.29)		1.26	0.91	1.08		(0.26)		1.08

Less dividends and distributions:
From net investment income	(0.11)		(0.49)	(0.55)	(0.48)		(0.48)		(0.43)
From net realized gain	–		(0.20)	–	–		(0.30)		–
From return of capital	–		–	–	(0.05)		–		–

Total dividends and distributions	(0.11)		(0.69)	(0.55)	(0.53)		(0.78)		(0.43)

Net asset value, at end of period	$10.59		$10.99	$10.42	$10.06		$9.51		$10.55

Total investment return (3)	(2.62	)%(4)	12.51%	9.28%	11.78%		(2.90)%		11.11%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$583		$463	$225	$261		$277		$222
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.43	%(5)	4.40%	5.29%	5.02%		5.85%		6.47%
Ratio of net expenses to average net assets (6)	1.95	%(5)	1.95%	1.95%	1.71	%(7)	1.85	%(7)	1.89	%(7)
Ratio of net investment income to average net assets	3.48	%(5)	3.98%	6.09%	5.14%		4.63%		3.44%
Portfolio turnover rate	9.81	%(4)	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$11.00		$10.43	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (2)	0.11		0.57	0.69	0.59		0.54		0.45
Net realized and unrealized gain (loss)	(0.37)		0.80	0.32	0.58		(0.70)		0.73

Total increase (decrease) from investment operations	(0.26)		1.37	1.01	1.17		(0.16)		1.18

Less dividends and distributions:
From net investment income	(0.13)		(0.60)	(0.64)	(0.57)		(0.58)		(0.53)
From net realized gain	–		(0.20)	–	–		(0.30)		–
From return of capital	–		–	–	(0.05)		–		–

Total dividends and distributions	(0.13)		(0.80)	(0.64)	(0.62)		(0.88)		(0.53)

Net asset value, at end of period	$10.61		$11.00	$10.43	$10.06		$9.51		$10.55

Total investment return (3)	(2.44	)%(4)	13.70%	10.39%	12.86%		(1.94)%		12.22%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$1		$1	$14,563	$23,964		$22,650		$5,063
Ratio of total expenses (before reductions and reimbursements) to average net assets	706.64	%(5)	1.29%	1.40%	1.44%		1.94%		2.76%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.73	%(7)	0.80	%(7)	0.90	%(7)
Ratio of net investment income to average net assets	3.98	%(5)	5.26%	6.99%	6.18%		5.31%		4.42%
Portfolio turnover rate	9.81	%(4)	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of period	$10.99		$10.42	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (2)	0.12		0.53	0.67	0.59		0.55		0.45
Net realized and unrealized gain (loss)	(0.38)		0.84	0.33	0.58		(0.71)		0.73

Total increase (decrease) from investment operations	(0.26)		1.37	1.00	1.17		(0.16)		1.18

Less dividends and distributions:
From net investment income	(0.14)		(0.60)	(0.64)	(0.57)		(0.58)		(0.53)
From net realized gain	–		(0.20)	–	–		(0.30)		–
From return of capital	–		–	–	(0.05)		–		–

Total dividends and distributions	(0.14)		(0.80)	(0.64)	(0.62)		(0.88)		(0.53)

Net asset value, at end of period	$10.59		$10.99	$10.42	$10.06		$9.51		$10.55

Total investment return (3)	(2.38	)%(4)	13.61%	10.33%	12.86%		(1.94)%		12.22%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$127,650		$111,221	$33,429	$25,805		$23,122		$5,340
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.26	%(5)	1.34%	1.42%	1.44%		1.95%		2.77%
Ratio of net expenses to average net assets (6)	0.95	%(5)	0.95%	0.95%	0.72	%(7)	0.80	%(7)	0.90	%(7)
Ratio of net investment income to average net assets	4.48	%(5)	4.90%	6.84%	6.19%		5.38%		4.43%
Portfolio turnover rate	9.81	%(4)	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	The Fund changed its fiscal year end to September 30.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(7)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$13.61		$10.36	$11.10		$10.00
Income from investment operations:
Net investment income (3)	0.06		0.15	0.15		0.06
Net realized and unrealized gain (loss)	(1.18)		3.19	(0.57)		1.04

Total increase (decrease) from investment operations	(1.12)		3.34	(0.42)		1.10

Less dividends and distributions:
From net investment income	(0.11)		(0.09)	(0.20)		–
From net realized gain	–		–	(0.11)		–
From return of capital	–		–	(0.01)		–

Total dividends and distributions	(0.11)		(0.09)	(0.32)		–

Net asset value, at end of period	$12.38		$13.61	$10.36		$11.10

Total investment return (4)	(8.27	)%(5)	32.40%	(4.02)%		11.04	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$124		$136	$104		$111
Ratio of total expenses (before reductions and reimbursements) to average net assets	18.61	%(6)	6.21%	9.06%		7.43	%(6)
Ratio of net expenses to average net assets (7)	1.15	%(6)	1.24%	1.45	%(8)	1.45	%(6)(8)
Ratio of net investment income to average net assets	1.75	%(6)	1.14%	1.46%		0.73	%(6)
Portfolio turnover rate	7.77	%(5)	37.43%	18.80%		7.48	%(5)

(1)	The Fund changed its fiscal year end to September 30.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.15% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$13.50		$10.32	$11.04		$10.00
Income from investment operations:
Net investment income (3)	0.03		0.05	0.07		0.00	(4)
Net realized and unrealized gain (loss)	(1.17)		3.18	(0.57)		1.04

Total increase (decrease) from investment operations	(1.14)		3.23	(0.50)		1.04

Less dividends and distributions:
From net investment income	(0.06)		(0.05)	(0.10)		–
From net realized gain	–		–	(0.11)		–
From return of capital	–		–	(0.01)		–

Total dividends and distributions	(0.06)		(0.05)	(0.22)		–

Net asset value, at end of period	$12.30		$13.50	$10.32		$11.04

Total investment return (5)	(8.45	)%(6)	31.41%	(4.74)%		10.39	%(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$123		$135	$103		$110
Ratio of total expenses (before reductions and reimbursements) to average net assets	10.21	%(7)	7.30%	9.82%		8.19	%(7)
Ratio of net expenses to average net assets (8)	1.90	%(7)	1.99%	2.20	%(9)	2.20	%(7)(9)
Ratio of net investment income (loss) to average net assets	1.00	%(7)	0.39%	0.71%		(0.03	)%(7)
Portfolio turnover rate	7.77	%(6)	37.43%	18.80%		7.48	%(6)

(1)	The Fund changed its fiscal year end to September 30.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 1.90% as a percentage of average daily net assets.
(9)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$13.65		$10.38	$11.13		$10.00
Income from investment operations:
Net investment income (3)	0.06		0.18	0.18		0.08
Net realized and unrealized gain (loss)	(1.17)		3.20	(0.58)		1.05

Total increase (decrease) from investment operations	(1.11)		3.38	(0.40)		1.13

Less dividends and distributions:
From net investment income	(0.13)		(0.11)	(0.22)		–
From net realized gain	–		–	(0.11)		–
From return of capital	–		–	(0.02)		–

Total dividends and distributions	(0.13)		(0.11)	(0.35)		–

Net asset value, at end of period	$12.41		$13.65	$10.38		$11.13

Total investment return (4)	(8.21	)%(5)	32.74%	(3.78)%		11.26	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,080		$6,689	$5,085		$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.49	%(6)	3.17%	2.96%		2.94	%(6)
Ratio of net expenses to average net assets (7)	0.90	%(6)	0.99%	1.20	%(8)	1.20	%(6)(8)
Ratio of net investment income to average net assets	2.00	%(6)	1.39%	1.71%		0.98	%(6)
Portfolio turnover rate	7.77	%(5)	37.43%	18.80%		7.48	%(5)

(1)	The Fund changed its fiscal year end to September 30.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021 (1)		FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Per Common Share Data
Net asset value, beginning of period	$13.65		$10.38	$11.13		$10.00
Income from investment operations:
Net investment income (3)	0.06		0.18	0.18		0.08
Net realized and unrealized gain (loss)	(1.17)		3.20	(0.58)		1.05

Total increase (decrease) from investment operations	(1.11)		3.38	(0.40)		1.13

Less dividends and distributions:
From net investment income	(0.13)		(0.11)	(0.22)		–
From net realized gain	–		–	(0.11)		–
From return of capital	–		–	(0.02)		–

Total dividends and distributions	(0.13)		(0.11)	(0.35)		–

Net asset value, at end of period	$12.41		$13.65	$10.38		$11.13

Total investment return (4)	(8.21	)%(5)	32.74%	(3.78)%		11.26	%(5)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,253		$6,765	$5,085		$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.49	%(6)	3.17%	2.96%		2.94	%(6)
Ratio of net expenses to average net assets (7)	0.90	%(6)	0.99%	1.20	%(8)	1.20	%(6)(8)
Ratio of net investment income to average net assets	2.00	%(6)	1.40%	1.71%		0.98	%(6)
Portfolio turnover rate	7.77	%(5)	37.43%	18.80%		7.48	%(5)

(1)	The Fund changed its fiscal year end to September 30.
(2)	Fund commenced operations on September 17, 2018.
(3)	Calculated using average shares outstanding.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

September 30, 2021

			SHARES	COST	FAIR VALUE
Equities — 0.4%*:

Common Stocks — 0.4%*:

Beverage, Food and Tobacco — 0.1%*:
CTI Foods Holding Co. LLC(a)			4,657	$495,155	$469,426

Broadcasting and Entertainment — 0.1%*:
Technicolor SA(b)			88,751	34,103	301,218

Finance — 0.0%*:
Travelex Topco Ltd.(a),(b)			1,622	–	–

Healthcare, Education and Childcare — 0.1%*:
Don Jersey Topco Ltd.(a),(b)			292,469	195,070	305,406

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(a)			1,769	171,860	–

Oil and Gas — 0.1%*:
Fieldwood Energy LLC(a)			26,365	568,599	–
Fieldwood Energy LLC(a)			6,469	226,415	–
Kelly Topco Ltd.(b)			7,801	327,642	649,433
Sabine Oil & Gas LLC(a)			394	22,597	5,122

Total Oil and Gas			41,029	1,145,253	654,555

Total Common Stocks			430,297	2,041,441	1,730,605

Warrant — 0.0%*:

Finance — 0.0%*:
Travelex Topco Ltd.(b)			285	–	28,801

Total Equities			430,582	2,041,441	1,759,406

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 92.2%*:

Bank Loans — 88.3%*(c):

Aerospace and Defense — 1.5%*:
AAdvantage Loyalty IP Ltd., 3M LIBOR + 4.750%	5.50%	4/20/2028	1,013,025	1,002,894	1,046,931
American Airlines, Inc., 1M LIBOR + 1.750%	1.84	6/27/2025	494,898	446,520	473,108
CEP IV Investment 16 S.a.r.l., 3M LIBOR + 7.750%(b)	8.75	10/3/2025	900,000	829,823	847,692
Peraton Corp., 1M LIBOR + 3.750%	4.50	2/1/2028	704,603	701,396	704,716
TransDigm, Inc., 1M LIBOR + 2.250%	2.33	12/9/2025	1,481,156	1,391,228	1,462,641
TransDigm, Inc., 1M LIBOR + 2.250%	2.33	5/30/2025	486,300	485,013	480,173
United Airlines, Inc., 3M LIBOR + 3.750%	4.50	4/21/2028	1,193,061	1,196,274	1,200,386

Total Aerospace and Defense			6,273,043	6,053,148	6,215,647

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Automobile — 1.1%*:
Clarios Global LP, 1M LIBOR + 3.250%	3.34%	4/30/2026	970,424	$969,993	$965,572
Clarios Global LP, EURIBOR + 3.250%	3.25	4/30/2026	1,000,000	1,189,982	1,146,766
Constellation Automotive Ltd., 3M LIBOR + 4.750%(b)	7.58	7/16/2029	500,000	681,194	684,230
Constellation Automotive Ltd., 3M LIBOR + 4.750%(b)	4.83	6/30/2028	500,000	681,194	673,282
DexKo Global, Inc., 3M LIBOR + 3.250%	4.25	7/24/2024	299,557	300,652	299,264
Gates Global LLC, 1M LIBOR + 2.500%	3.25	3/31/2027	994,988	992,618	992,878

Total Automobile			4,264,969	4,815,633	4,761,992

Beverage, Food and Tobacco — 2.4%*:
1011778 B.C. Unlimited Liability Co., 1M LIBOR + 1.750%(b)	1.84	11/19/2026	496,212	489,451	489,801
Amphora Finance Ltd., LIBOR – GBP + 4.750%(b)	4.80	5/23/2025	500,000	662,358	647,931
City Brewing Company, LLC, 3M LIBOR + 3.500%	4.25	4/5/2028	437,190	435,149	432,635
CTI Foods Holding Co, LLC, 6M LIBOR + 9.000%(a)	10.00	5/3/2024	208,488	208,488	195,979
CTI Foods Holding Co, LLC, 6M LIBOR + 7.000%(a)	8.00	5/3/2024	315,645	312,502	315,645
Deoleo S.A., EURIBOR + 4.000%(b)	5.00	6/24/2025	116,529	131,392	133,520
Froneri International Ltd., EURIBOR + 2.375%(b)	2.38	1/29/2027	1,000,000	1,207,170	1,131,800
IRB Holding Corp., 3M LIBOR + 3.250%	4.25	12/15/2027	997,488	999,803	998,734
IRB Holding Corp., 3M LIBOR + 2.750%	3.75	2/5/2025	2,031,379	2,033,344	2,027,784
Sunshine Investments B.V., 3M LIBOR + 2.750%(b)	2.87	3/28/2025	154,303	153,916	153,193
Welbilt, Inc., 1M LIBOR + 2.500%	2.58	10/23/2025	2,000,000	1,873,334	1,993,340
White Cap Buyer LLC, 3M LIBOR + 4.000%	4.50	10/19/2027	1,496,231	1,501,098	1,499,628

Total Beverage, Food and Tobacco			9,753,465	10,008,005	10,019,990

Broadcasting and Entertainment — 5.2%*:
Altice USA, Inc., 1M LIBOR + 2.250%	2.33	7/17/2025	1,644,895	1,632,587	1,620,222
AVSC Holding Corp., 3M LIBOR + 4.500%	5.50	10/15/2026	510,501	472,046	470,207
AVSC Holding Corp., 3M LIBOR + 3.250%, PIK	4.25	2/28/2025	1,954,876	1,747,678	1,738,374
Banijay Entertainment S.A.S, 1M LIBOR + 3.750%(b)	3.83	3/1/2025	1,299,186	1,302,475	1,295,938
Clear Channel Outdoor Holdings, Inc., 3M LIBOR + 3.500%	3.63	8/21/2026	2,955,904	2,897,398	2,892,086
Cumulus Media New Holdings Inc., 1M LIBOR + 3.750%	4.75	3/31/2026	1,138,361	1,130,516	1,135,515
DirecTV Financing, LLC, 3M LIBOR + 5.000%	5.75	7/22/2027	2,000,000	2,002,457	2,000,620
iHeartCommunications, Inc., 1M LIBOR + 3.000%	3.08	5/1/2026	3,136,237	3,096,861	3,112,056

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Broadcasting and Entertainment (Continued)
Learfield Communications, Inc., 1M LIBOR + 3.250%	4.25%	12/1/2023	1,963,917	$1,870,446	$1,881,944
RCN Cable, 1M LIBOR + 3.500%	4.25	9/25/2026	1,989,987	1,993,535	1,987,122
Technicolor SA, EURIBOR + 6.000%(b)	6.00	6/30/2024	426,046	432,481	501,843
Technicolor SA, EURIBOR + 3.000%(b)	3.00	12/31/2024	857,935	947,566	951,245
Terrier Media Buyer, Inc., 1M LIBOR + 3.500%	3.58	12/17/2026	1,465,893	1,464,453	1,462,228
Univision Communication, Inc., 3M LIBOR + 3.250%	4.00	5/5/2028	1,187,802	1,179,424	1,185,046

Total Broadcasting and Entertainment			22,531,540	22,169,923	22,234,446

Buildings and Real Estate — 2.3%*:
CP Atlas Buyer, Inc., 3M LIBOR + 3.750%	4.25	11/23/2027	1,248,792	1,249,029	1,244,109
Cushman & Wakefield U.S. Borrower, LLC, 1M LIBOR + 2.750%	2.83	8/21/2025	1,496,202	1,480,020	1,481,614
Foundation Building Materials Holding Co. LLC, 3M LIBOR + 3.250%	3.75	2/3/2028	1,052,427	1,047,280	1,044,723
Groupe Solmax Inc., 3M LIBOR + 4.750%	5.50	5/29/2028	867,769	859,238	865,964
Park River Holdings, Inc., 3M LIBOR + 3.250%	4.00	12/28/2027	1,288,664	1,283,006	1,283,033
Quikrete Holdings, Inc., 1M LIBOR + 2.500%	2.58	2/1/2027	1,473,750	1,474,025	1,460,545
SRS Distribution, Inc., 3M LIBOR + 3.750%	4.25	6/2/2028	1,345,827	1,335,733	1,345,262
Standard Industries Inc., 3M LIBOR + 2.500%	3.00	9/22/2028	1,000,000	990,004	1,000,540

Total Buildings and Real Estate			9,773,431	9,718,335	9,725,790

Cargo Transport — 1.0%*:
Kenan Advantage Group, Inc., 3M LIBOR + 7.250%	8.00	9/1/2027	528,635	518,163	523,348
Kenan Advantage Group, Inc., 1M LIBOR + 3.750%	4.50	3/24/2026	1,784,925	1,776,879	1,780,713
Worldwide Express Operations, LLC, 2M LIBOR + 4.250%	5.00	7/26/2028	2,000,000	1,998,611	2,005,560

Total Cargo Transport			4,313,560	4,293,653	4,309,621

Chemicals, Plastics and Rubber — 4.8%*:
Allnex (Luxembourg) & Cy S.C.A., 1M LIBOR + 3.250%	4.00	9/13/2023	353,198	352,703	352,721
Allnex USA, Inc., 1M LIBOR + 3.250%	4.00	9/13/2023	266,095	265,723	265,736
Consolidated Energy Finance SA, 6M LIBOR + 2.500%	2.66	5/7/2025	1,454,794	1,431,103	1,429,335
CPC Acquisition Corp., 3M LIBOR + 3.750%	4.50	12/29/2027	995,000	996,202	993,756
Flint Group GmbH, EURIBOR + 4.250%, PIK(b)	5.00	9/21/2023	970,567	1,129,077	1,125,459
Flint Group GmbH, EURIBOR + 4.250%, PIK(b)	5.25	9/21/2023	964,799	969,496	980,436
Flint Group US LLC, 3M LIBOR + 4.250%, PIK(b)	5.25	9/21/2023	5,418,422	5,337,283	5,418,422
Gemini HDPE LLC, 3M LIBOR + 3.000%	3.50	12/31/2027	803,738	800,413	803,738

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber (Continued)
GEON Performance Solutions, LLC, 3M LIBOR + 4.750%	5.50%	8/18/2028	557,917	$553,744	$561,577
Ineos Quattro, EURIBOR + 2.750%(b)	2.75	1/29/2026	1,000,000	1,202,137	1,149,662
LSF11 A5 Holdco LLC, 3M LIBOR + 3.750%	4.25	10/15/2028	949,764	946,930	950,951
New Arclin U.S. Holding Corp., 3M LIBOR + 3.750%	4.25	9/22/2028	412,371	410,310	412,029
Nobian Finance BV, EURIBOR + 3.750%(b)	3.75	7/1/2026	500,000	593,787	577,455
Novacap S.A., EURIBOR + 3.250%(b)	3.25	6/22/2023	1,000,000	1,139,961	1,153,045
Polar US Borrower, LLC, 3M LIBOR + 3.750%	4.88	10/15/2025	1,226,572	1,227,738	1,223,506
Solenis Holdings LLC, 3M LIBOR + 3.750%	4.25	10/1/2028	564,193	562,782	563,369
Solenis Holdings LLC, 1M LIBOR + 4.000%	4.08	6/26/2025	616,769	613,451	616,448
Sparta U.S. HoldCo LLC, 3M LIBOR + 3.500%	4.25	8/2/2028	216,802	215,740	217,073
Trinseo Materials Operating S.C.A., 3M LIBOR + 2.500%	2.58	5/3/2028	1,496,250	1,489,205	1,490,639
W.R. Grace & Co.-Conn., 3M LIBOR + 3.750%	4.25	8/11/2028	348,837	347,965	349,929

Total Chemicals, Plastics and Rubber			20,116,088	20,585,750	20,635,286

Containers, Packaging and Glass — 2.4%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(b)	4.00	4/22/2024	200,159	200,052	192,529
BWAY Holding Co., 1M LIBOR + 3.250%	3.33	4/3/2024	1,900,964	1,895,283	1,860,264
CCP Lux Holding S.a. r.l., 3M LIBOR + 4.250%(b)	4.25	1/10/2025	1,000,000	1,183,483	1,159,508
Flex Acquisition Company, Inc., 3M LIBOR + 3.500%	4.00	2/23/2028	1,341,142	1,340,122	1,337,977
Graham Packaging Co. Inc., 1M LIBOR + 3.000%	3.75	8/4/2027	515,231	515,757	514,660
Hoffmaster Group, Inc., 3M LIBOR + 4.000%	5.00	11/21/2023	1,246,448	1,177,088	1,198,148
Kouti B.V., 3M LIBOR + 3.750%(b)	3.75	7/1/2028	600,000	709,013	693,620
Pretium PKG Holdings, Inc., 3M LIBOR + 6.750%	7.25	9/22/2029	254,237	251,695	254,873
Pretium PKG Holdings, Inc., 3M LIBOR + 4.000%	4.50	9/22/2028	345,224	343,498	345,442
Proampac PG Borrower LLC, 3M LIBOR + 3.750%	4.50	11/3/2025	1,000,000	1,002,558	1,001,250
Reynolds Consumer Products LLC, 1M LIBOR + 1.750%	1.83	2/4/2027	245,843	245,608	245,090
Reynolds Group Holdings Inc., 1M LIBOR + 3.500%	4.00	9/20/2028	227,425	226,289	227,084
Ring Container Technologies Group, LLC, 3M LIBOR + 3.750%	4.25	8/12/2028	307,797	307,030	307,951
Trident TPI Holdings, Inc., 3M LIBOR + 4.000%	4.50	9/15/2028	805,312	803,306	806,149

Total Containers, Packaging and Glass			9,989,782	10,200,782	10,144,545

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing — 2.2%*:
Alison Bidco S.a.r.l., 3M LIBOR + 5.500%, PIK(b)	6.50%	8/29/2023	242,276	$241,767	$174,439
Amer Sports Oyj, EURIBOR + 4.500%(b)	4.50	3/30/2026	500,000	564,624	579,042
Fluid-Flow Products, Inc., 3M LIBOR + 3.750%	4.25	3/31/2028	727,191	725,499	725,372
Grinding Media Inc., 3M LIBOR + 4.000%	4.75	10/12/2028	1,498,358	1,406,390	1,500,231
Hyperion Materials & Technologies, Inc., 1M LIBOR + 4.500%	5.00	8/30/2028	551,020	548,289	551,709
Illuminate Merger Corp., 3M LIBOR + 3.500%	4.00	7/21/2028	540,984	538,338	540,421
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.58	9/6/2025	594,081	581,432	585,265
Project Alpha Intermediate Holding, Inc., 1M LIBOR + 4.000%	4.09	4/26/2024	1,341,442	1,343,322	1,340,248
SGB-SMIT Management GmbH, EURIBOR + 4.500%, PIK(b)	4.50	7/18/2024	507,480	528,592	534,934
Wilsonart LLC, 3M LIBOR + 3.500%	4.50	12/19/2026	992,402	987,846	992,710
Winterfell Financing Sarl, EURIBOR + 3.500%(b)	3.50	5/4/2028	500,000	603,484	574,182
Xella, 3M LIBOR + 4.250%(b)	4.25	4/12/2028	1,000,000	1,183,994	1,159,439

Total Diversified/Conglomerate Manufacturing			8,995,234	9,253,577	9,257,992

Diversified/Conglomerate Service — 13.9%*:
Applied Systems, Inc., PRIME + 3.250%	5.50	9/19/2024	1,000,000	997,600	999,630
APX Group, Inc., 1M LIBOR + 3.500%	4.00	7/10/2028	1,727,612	1,717,867	1,721,669
Clay Holdco B.V, EURIBOR + 4.000%(b)	4.00	10/30/2026	600,000	715,620	695,205
Cloudera, Inc., 3M LIBOR + 3.750%	4.25	8/10/2028	934,579	925,234	932,832
Cloudera, Inc., 3M LIBOR + 6.000%	6.50	8/10/2029	566,667	563,833	563,833
CoreLogic, Inc., 1M LIBOR + 6.500%	7.00	6/4/2029	532,670	527,633	543,324
CoreLogic, Inc., 1M LIBOR + 3.500%	4.00	6/2/2028	1,330,450	1,325,868	1,328,787
Cornerstone OnDemand, Inc., 3M LIBOR + 3.750%	4.25	9/21/2028	2,000,000	2,000,000	1,995,000
Cornerstone OnDemand, Inc., 1M LIBOR + 3.250%	3.33	4/22/2027	421,794	421,235	421,110
Cvent, Inc., 1M LIBOR + 3.750%	3.83	11/29/2024	2,341,023	2,062,254	2,330,418
Delta TopCo, Inc., 3M LIBOR + 3.750%	4.50	12/1/2027	997,500	998,652	998,208
EAB Global, Inc., 3M LIBOR + 3.500%	4.00	8/16/2028	500,000	497,522	497,125
Element Materials Technology Group US Holdings Inc., EURIBOR + 3.250%	3.25	6/28/2024	1,000,000	1,194,547	1,139,237
Element Materials Technology Group US Holdings Inc., LIBOR – GBP + 4.250%	4.33	6/28/2024	500,000	680,938	658,542
Endure Digital Inc., 6M LIBOR + 3.500%	4.25	2/10/2028	1,963,884	1,954,591	1,951,609
Epicor Software Corp., 1M LIBOR + 3.250%	4.00	7/30/2027	304,916	304,725	304,779
Finastra USA, Inc., 6M LIBOR + 7.250%	8.25	6/13/2025	6,482	6,543	6,513
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	3,404,214	3,317,300	3,374,768
Gopher Resource, LLC, 1M LIBOR + 3.250%	4.25	3/6/2025	431,611	388,669	397,514
Greeneden U.S. Holdings II LLC, 1M LIBOR + 4.000%	4.75	12/1/2027	2,969,579	2,971,072	2,978,607
Hyland Software, Inc., 1M LIBOR + 3.500%	4.25	7/1/2024	1,988,478	1,991,970	1,989,512
Hyland Software, Inc., 1M LIBOR + 6.250%	7.00	7/7/2025	501,818	501,818	506,209
IGT Holding IV AB, 3M LIBOR + 3.750%(b)	4.25	3/31/2028	686,207	684,538	686,639

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Infinitas Learning Holding B.V., 3M LIBOR + 4.500%(b)	4.50%	7/31/2028	500,000	$586,677	$579,609
Informatica LLC, 3M LIBOR + 7.125%	7.13	2/25/2025	350,242	349,045	354,795
Informatica LLC, 1M LIBOR + 3.250%	3.33	2/25/2027	985,000	981,188	981,306
IRIS Bidco Ltd., LIBOR—GBP + 4.250%(b)	4.25	9/6/2025	1,000,000	1,383,157	1,342,630
MH Sub I LLC, 1M LIBOR + 3.500%	3.58	9/13/2024	1,994,316	1,989,573	1,987,515
MH Sub I, LLC, 1M LIBOR + 6.250%	6.34	2/12/2029	500,000	505,410	507,030
Mitchell International, Inc., 1M LIBOR + 3.250%	3.33	11/29/2024	1,971,938	1,940,394	1,968,251
Panther Commercial Holdings L.P, 3M LIBOR + 4.250%	4.75	1/7/2028	1,496,250	1,501,371	1,499,991
Project Leopard Holdings, Inc., 3M LIBOR + 4.750%	5.75	7/5/2024	1,450,444	1,453,970	1,453,461
Project Ruby Ultimate Parent Corp., 1M LIBOR + 3.250%	4.00	3/3/2028	1,322,002	1,316,954	1,319,940
Proofpoint, Inc., 3M LIBOR + 3.250%	3.75	8/31/2028	697,674	694,211	693,837
Redstone Buyer LLC, 3M LIBOR + 4.750%	5.50	4/27/2028	1,905,144	1,893,386	1,871,804
Sabre GLBL Inc., 1M LIBOR + 3.500%	4.00	12/17/2027	790,536	788,609	785,841
SITEL Worldwide Corp., 3M LIBOR + 3.750%	4.25	8/28/2028	1,031,519	1,026,422	1,032,808
Spin Holdco Inc., 3M LIBOR + 4.000%	4.75	3/1/2028	695,283	690,485	696,945
Summer (BC) Holdco B S.a r.l, 3M LIBOR + 5.000%(b)	5.12	12/4/2026	3,484,817	3,484,569	3,485,548
Surf Holdings, LLC, 3M LIBOR + 3.500%(b)	3.62	3/5/2027	493,449	491,679	490,479
Team.Blue Finco SARL, EURIBOR + 3.750%(b)	3.75	3/27/2028	1,250,000	1,485,464	1,444,578
TMF Group Holding B.V., EURIBOR + 3.250%(b)	3.25	5/5/2025	1,500,000	1,787,290	1,719,281
USIC Holdings, Inc., 1M LIBOR + 3.500%	4.25	5/12/2028	949,089	946,933	947,902
Verisure Holding AB, EURIBOR + 3.250%(b)	3.25	3/27/2028	1,875,000	2,256,778	2,157,919
Veritas US Inc., EURIBOR + 4.750%	5.75	9/1/2025	742,514	879,027	864,073
Veritas US Inc., 3M LIBOR + 5.000%	6.00	9/1/2025	1,488,750	1,498,831	1,494,020
Vision Solutions, Inc., 3M LIBOR + 4.250%	5.00	4/23/2028	904,110	899,852	901,705
W3 Topco LLC, 3M USD LIBOR + 6.000%	7.00	8/16/2025	741,550	733,905	731,353
Weld North Education, LLC, 3M LIBOR + 3.750%	4.25	12/21/2027	848,997	851,107	849,260

Total Diversified/Conglomerate Service			57,678,108	59,166,316	59,182,951

Electronics — 4.0%*:
Ahead Data Blue LLC, 3M LIBOR + 3.750%	4.50	10/18/2027	1,706,009	1,712,020	1,711,690
EXC Holdings III Corp., 3M LIBOR + 3.500%	4.50	12/2/2024	1,475,936	1,480,977	1,479,625
Ingram Micro Inc., 3M LIBOR + 3.500%	4.00	6/30/2028	1,974,757	1,970,170	1,978,706
ION Trading Finance Ltd., 3M LIBOR + 4.750%	4.92	4/1/2028	2,100,568	2,100,004	2,102,941
Ivanti Software, Inc., 3M LIBOR + 4.750%	5.75	12/1/2027	1,990,000	1,983,854	1,993,423
McAfee Enterprise, 3M LIBOR + 5.000%	5.75	7/27/2028	1,146,634	1,135,424	1,146,279
Polaris Newco LLC, 6M LIBOR + 4.000%	4.50	6/2/2028	892,503	888,228	894,181

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics (Continued)
Renaissance Holding Corp., 1M LIBOR + 3.250%	3.33%	5/30/2025	1,722,830	$1,708,370	$1,707,135
Sophia, LP, 3M LIBOR + 3.750%	4.50	10/7/2027	838,523	837,483	841,316
Sovos Compliance, LLC, 3M LIBOR + 4.500%	5.00	8/11/2028	462,329	461,194	464,835
SS&C Technologies Inc., 1M LIBOR + 1.750%	1.83	4/16/2025	466,227	465,580	461,761
Tibco Software Inc., 1M LIBOR + 3.750%	3.83	6/30/2026	1,979,962	1,954,539	1,963,885
Tibco Software Inc., 1M LIBOR + 7.250%	7.34	3/3/2028	385,441	383,889	389,102

Total Electronics			17,141,719	17,081,732	17,134,879

Finance — 2.1%*:
Aqgen Ascensus, Inc., 3M LIBOR + 6.500%	7.00	8/2/2029	250,358	247,900	247,854
Aqgen Island Holdings, Inc., 3M LIBOR + 3.500%	4.00	8/1/2028	1,158,599	1,152,920	1,154,741
Deerfield Dakota Holding LLC, 1M LIBOR + 3.750%	4.75	4/9/2027	497,481	499,226	498,491
Deerfield Dakota Holding LLC, 1M LIBOR + 6.750%	7.50	4/7/2028	1,000,000	1,004,681	1,030,000
Edelman Financial Center, LLC, 1M LIBOR + 3.500%	4.25	4/7/2028	997,500	996,282	995,166
Edelman Financial Center, LLC, 1M LIBOR + 6.750%	6.83	7/20/2026	1,000,000	1,009,574	1,006,560
Ensono, LP, 1M LIBOR + 4.000%	4.75	5/19/2028	903,955	895,346	905,275
Skopima Merger Sub Inc., 1M LIBOR + 4.000%	4.50	5/12/2028	1,962,567	1,949,704	1,949,810
Tempo Acquisition LLC, 1M LIBOR + 2.750%	2.83	5/1/2024	74,622	74,754	74,552
Zera uyer LLC, 3M LIBOR + 3.250%	3.75	4/21/2028	913,242	908,676	915,689

Total Finance			8,758,324	8,739,063	8,778,138

Healthcare, Education and Childcare — 12.9%*:
ADMI Corp., 1M LIBOR + 3.125%	3.63	12/23/2027	64,082	64,348	63,522
Advanz Pharma Corp., EURIBOR + 5.000%(b)	5.00	6/1/2028	1,000,000	1,204,955	1,160,620
Aenova Holding GmbH, EURIBOR + 4.500%(b)	4.50	3/6/2026	500,000	590,996	581,347
Amneal Pharmaceuticals LLC, 1M LIBOR + 3.500%	3.59	5/4/2025	1,458,043	1,390,581	1,436,785
Auris Luxembourg III S.a.r.l., EURIBOR + 4.000%(b)	4.00	2/27/2026	2,000,000	2,321,633	2,310,190
Auris Luxembourg III Sarl, 1M LIBOR + 3.750%(b)	3.83	2/27/2026	2,487,247	2,469,925	2,463,941
CeramTec AcquiCo GmbH, 3M LIBOR + 2.750%(b)	2.87	3/7/2025	1,250,000	1,235,604	1,236,725
CeramTec AcquiCo GmbH, 3M LIBOR + 2.500%(b)	2.50	3/7/2025	1,965,205	2,299,642	2,264,375
Change Healthcare Holdings LLC, 3M LIBOR + 2.500%	3.50	3/1/2024	1,199,391	1,197,606	1,197,952

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
CHG Healthcare Services Inc., 3M LIBOR + 3.500%	4.00%	9/22/2028	217,391	$216,304	$217,624
Eagle Bidco Ltd., 3M LIBOR + 3.750%(b)	3.75	3/19/2028	425,455	494,527	487,074
Eagle Bidco Ltd., LIBOR – GBP + 3.750%(b)	4.80	3/10/2028	500,000	693,142	671,598
Eagle Bidco Ltd. 2021 Project Einstein EUR TL B, 3M LIBOR + 3.750%(b)	3.75	3/19/2028	474,545	551,587	543,275
Elysium Healthcare Holdings 3 Ltd., LIBOR—GBP + 5.250%(b)	5.30	4/11/2025	1,000,000	1,395,837	1,320,169
Endo Luxembourg Finance Co. I S.a r.l., 3M LIBOR + 5.000%	6.00	3/27/2028	1,290,144	1,288,042	1,259,322
Envision Healthcare Corp., 1M LIBOR + 3.750%	3.83	10/10/2025	1,581,481	1,249,647	1,403,565
Fugue Finance B.V., EURIBOR + 3.250%(b)	3.25	9/1/2024	500,000	547,552	567,713
Gainwell Acquisition Corp., 3M LIBOR + 4.000%	4.75	10/1/2027	604,673	596,590	605,556
Grifols Worldwide Operations USA, Inc., 3M LIBOR + 2.000%	2.07	11/15/2027	994,937	985,478	978,351
Horizon Therapeutics USA Inc., 1M LIBOR + 2.000%	2.50	3/15/2028	891,045	888,986	888,978
Horizon Therapeutics USA, Inc., 1M LIBOR + 2.250%	2.38	5/22/2026	494,267	495,754	491,548
Hunter Holdco 3 Ltd., 3M LIBOR + 4.250%	4.75	8/19/2028	1,980,392	1,965,977	1,987,819
ICON Luxembourg S.A.R.L., 3M LIBOR + 2.500%	3.00	7/3/2028	876,449	872,203	879,245
ICON Luxembourg S.A.R.L., 3M LIBOR + 2.500%	3.00	7/2/2028	218,368	217,310	219,064
Iris idco GmBH, EURIBOR + 5.000%(b)	5.00	5/31/2028	650,000	772,369	753,869
Jazz Financing Lux S.a.r.l., 1M LIBOR + 3.500%	4.00	5/5/2028	1,100,690	1,095,491	1,101,933
Lernen Bidco Ltd., EURIBOR + 4.250%(b)	4.25	10/25/2025	2,000,000	2,354,240	2,293,533
Lifescan Global Corp., 3M LIBOR + 6.000%	6.15	10/1/2024	1,176,364	1,147,094	1,165,577
Netsmart Technologies, Inc., 3M LIBOR + 4.000%	4.75	10/1/2027	995,000	996,268	998,731
Nidda Healthcare Holding AG, EURIBOR + 3.500%(b)	3.50	8/21/2026	1,925,000	2,154,805	2,199,855
Nidda Healthcare Holding AG, LIBOR – GBP + 4.500%(b)	4.57	8/21/2026	500,000	652,706	668,647
Organon & Co., 3M LIBOR + 3.000%	3.50	6/2/2028	673,077	669,856	674,161
Ortho-Clinical Diagnostics SA, 1M LIBOR + 3.000%	3.08	6/30/2025	1,897,451	1,885,852	1,895,079
Padagis LLC, 3M LIBOR + 4.750%	5.25	7/6/2028	645,161	638,897	645,161
Parexel International Corp., 1M LIBOR + 2.750%	2.83	9/27/2024	1,717,488	1,701,807	1,716,028
Prometric Holdings, Inc., 1M LIBOR + 3.000%	4.00	1/29/2025	994,911	986,083	987,449
Radiology Partners, Inc., 1M LIBOR + 4.250%	4.33	7/9/2025	2,000,000	1,989,242	1,997,500
RegionalCare Hospital Partners Holdings, Inc., 1M LIBOR + 3.750%	3.83	11/16/2025	742,455	746,097	741,067
Select Medical Corp., 1M LIBOR + 2.250%	2.34	3/6/2025	1,000,000	993,340	992,250
Surgery Center Holdings, Inc., 1M LIBOR + 3.750%	4.50	8/31/2026	1,969,629	1,963,594	1,971,539

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Team Health Holdings, Inc., 1M LIBOR + 2.750%	3.75%	2/6/2024	2,751,565	$2,686,784	$2,675,897
Tunstall Group Holdings Ltd., EURIBOR + 5.000%(b)	5.00	8/3/2025	321,190	377,864	363,988
U.S. Anesthesia Partners, Inc., 3M LIBOR + 4.250%	4.75	9/23/2028	1,250,000	1,243,750	1,251,363
U.S. Anesthesia Partners, Inc., 3M LIBOR + 3.000%	4.00	6/23/2024	1,987,033	1,971,950	1,986,417
Unilabs Holding AB, EURIBOR + 2.500%(b)	2.50	4/19/2024	500,000	578,995	572,902
US Radiology Specialists, Inc., 3M LIBOR + 5.500%	5.63	12/10/2027	796,517	782,358	799,376
Verscend Holding Corp., 1M LIBOR + 4.000%	4.08	8/27/2025	1,484,828	1,483,341	1,486,061

Total Healthcare, Education and Childcare			53,051,474	55,107,009	55,174,741

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.0%*:
ACProducts, Inc., 3M LIBOR + 4.250%	4.75	5/17/2028	1,487,014	1,478,167	1,483,564
Hilding Anders International AB, 3M LIBOR + 5.000%(b)	5.75	11/30/2024	700,000	704,881	685,164
LBM Acquisition LLC, 3M LIBOR + 3.750%	4.50	12/17/2027	2,255,813	2,244,657	2,233,255
Serta Simmons Bedding LLC, 1M LIBOR + 7.500%	8.50	8/10/2023	1,506,206	1,506,206	1,429,344
SIWF Holdings Inc., 1M LIBOR + 4.250%	4.33	6/15/2025	972,431	977,619	972,431
Staples, Inc., 3M LIBOR + 5.000%	5.13	4/16/2026	1,992,366	1,941,413	1,896,374

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			8,913,830	8,852,943	8,700,132

Hotels, Motels, Inns and Gaming — 3.7%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	2.83	12/23/2024	1,948,065	1,944,011	1,935,364
Caesars Resort Collection LLC, 3M LIBOR + 3.500%	3.58	7/21/2025	725,415	708,852	725,676
Casper BidCo SAS, EURIBOR + 3.875%(b)	3.88	7/31/2026	1,500,000	1,704,634	1,676,173
Compass IV Ltd., EURIBOR + 8.000%(b)	9.00	4/30/2026	500,000	592,808	580,866
Compass IV Ltd., EURIBOR + 4.000%(b)	4.00	4/30/2025	500,000	600,486	578,631
Golden Nugget, Inc., 2M LIBOR + 2.500%	3.25	10/4/2023	1,797,746	1,751,836	1,788,272
Hilton Grand Vacations Borrower LLC, 1M LIBOR + 3.000%	3.50	8/2/2028	538,117	535,466	539,327
HNVR Holdco Ltd., EURIBOR + 4.250%(b)	4.25	9/12/2025	2,000,000	2,036,843	2,101,872
Motel 6, 1M LIBOR + 5.000%	5.75	9/9/2026	908,696	906,471	910,968
Penn National Gaming, Inc., 1M LIBOR + 2.250%	3.00	10/15/2025	1,768,934	1,766,113	1,765,502
Richmond UK Bidco Ltd., LIBOR—GBP + 4.250%(b)	4.41	3/3/2024	482,094	610,403	636,381

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming (Continued)
Rouge Beachhouse B.V., EURIBOR + 4.500%(b)	4.50%	9/4/2025	500,000	$586,575	$579,540
Station Casinos LLC, 1M LIBOR + 2.250%	2.50	2/8/2027	993,938	969,404	982,398
Twin River Worldwide Holdings, Inc., 3M LIBOR + 3.250%	3.75	8/6/2028	1,016,733	1,006,611	1,016,032

Total Hotels, Motels, Inns and Gaming			15,179,738	15,720,513	15,817,002

Insurance — 2.9%*:
Acrisure LLC, 3M LIBOR + 3.500%	3.63	2/15/2027	1,974,956	1,952,594	1,954,792
Alliant Holdings Intermediate LLC, 1M LIBOR + 3.250%	3.33	5/9/2025	2,235,626	2,240,873	2,218,859
AmWINS Group, Inc., 1M LIBOR + 2.250%	3.00	2/19/2028	449,766	448,736	446,901
AssuredPartners, Inc., 1M LIBOR + 3.500%	3.58	2/12/2027	1,735,027	1,741,680	1,723,455
Asurion LLC, 1M LIBOR + 3.250%	3.33	12/23/2026	2,977,500	2,970,608	2,931,766
Asurion LLC, 1M LIBOR + 5.250%	5.33	1/20/2029	1,551,724	1,536,542	1,543,577
Hub International Ltd., 3M LIBOR + 2.750%	2.88	4/25/2025	985,983	972,232	976,024
Ryan Specialty Group LLC, 1M LIBOR + 3.000%	3.75	9/1/2027	432,986	427,480	432,553

Total Insurance			12,343,568	12,290,745	12,227,927

Leisure, Amusement, Entertainment — 5.3%*:
AMC Entertainment Holdings, Inc., 1M LIBOR + 3.000%	3.08	4/22/2026	1,702,233	1,454,958	1,575,519
City Football Group Ltd., 3M LIBOR + 3.500%(b)	4.00	7/21/2028	927,835	923,303	923,196
Crown Finance US, Inc., 6M LIBOR + 2.500%	3.50	2/28/2025	2,071,967	2,058,073	1,703,032
Crown Finance US, Inc., 3M LIBOR + 8.250%	9.25	5/23/2024	118,742	114,521	126,757
Delta 2 (LUX) Sarl, 3M LIBOR + 2.500%(b)	3.50	2/1/2024	1,394,967	1,396,869	1,389,736
Dorna Sports, S.L., EURIBOR + 3.000%(b)	3.00	5/3/2024	2,478,282	2,910,128	2,841,407
International Park Holdings B.V., EURIBOR + 3.500%(b)	3.50	6/13/2024	500,000	580,575	560,531
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50	7/3/2026	3,000,000	2,984,481	2,996,250
Motion Finco Sarl, EURIBOR + 3.000%(b)	3.00	11/12/2026	1,500,000	1,679,690	1,672,541
Odeon Cinemas Group Ltd., EURIBOR, PIK(b)	5.38	8/19/2023	92,226	124,277	126,751
Odeon Cinemas Group Ltd., EURIBOR, PIK(b)	10.75	8/19/2023	195,134	230,595	230,554
Parques Reunidos SAU, EURIBOR + 3.750%(b)	3.75	9/16/2026	500,000	546,180	553,216
Piolin Bidco SAU, 3M LIBOR + 7.500%(b)	7.50	9/16/2026	500,000	599,714	582,071
Playtika Holding Corp., 1M LIBOR + 2.750%	2.83	3/13/2028	489,244	486,971	488,853
PUG LLC, 1M LIBOR + 4.250%	4.75	2/12/2027	918,274	913,819	917,126
PUG LLC, 1M LIBOR + 3.500%	3.58	2/12/2027	1,460,648	1,444,743	1,427,170
Silk Bidco AS, EURIBOR + 4.000%(b)	4.00	2/24/2025	500,000	553,058	546,805
Vacalians Group, EURIBOR + 4.000%(b)	4.00	11/28/2025	330,783	374,140	365,921

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Leisure, Amusement, Entertainment (Continued)
Vue International Bidco plc, EURIBOR + 4.750%(b)	4.75%	7/3/2026	923,797	$1,030,043	$1,005,426
William Morris Endeavor Entertainment, LLC, 1M LIBOR + 2.750%	2.84	5/16/2025	2,260,529	2,242,150	2,212,493
WMG Acquisition Corp., 1M LIBOR + 2.125%	2.21	1/20/2028	518,991	519,451	515,857

Total Leisure, Amusement, Entertainment			22,383,652	23,167,739	22,761,212

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.7%*:
Alison Bidco Sarl, EURIBOR + 5.500%, PIK(b)	6.50	8/29/2023	848,629	985,081	716,064
Ammeraal Beltech Holding B.V., EURIBOR + 3.750%(b)	3.75	7/30/2025	1,000,000	1,206,535	1,152,130
Diebold,, Inc., EURIBOR + 3.000%	3.00	11/6/2023	1,490,816	1,719,516	1,711,241
Madison IAQ LLC, 3M LIBOR + 3.250%	3.75	6/21/2028	1,074,231	1,069,015	1,072,437
Pro Mach Group, Inc., 1M LIBOR + 4.000%	5.00	8/31/2028	892,567	888,144	896,396
Titan Acquisition Ltd., 3M LIBOR + 3.000%(b)	3.17	3/28/2025	1,930,866	1,929,766	1,894,449

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			7,237,109	7,798,057	7,442,717

Mining, Steel, Iron and Non-Precious Metals — 0.4%*:
Boomerang Tube LLC, 3M LIBOR + 5.000%(a)	5.15	6/30/2022	64,538	64,538	–
US Silica Co., 1M LIBOR + 4.000%	5.00	5/1/2025	1,848,414	1,814,001	1,807,989

Total Mining, Steel, Iron and Non-Precious Metals			1,912,952	1,878,539	1,807,989

Oil and Gas — 0.8%*:
Buckeye Partners, L.P., 1M LIBOR + 2.250%	2.33	11/1/2026	391,780	391,780	389,680
Gulf Finance LLC, 3M LIBOR + 5.250%	6.25	8/25/2023	1,602,930	1,549,639	1,538,140
Oryx Midstream Services Permian Basin LLC	3.70	10/5/2028	1,538,117	1,537,926	1,537,640

Total Oil and Gas			3,532,827	3,479,345	3,465,460

Personal and Non-Durable Consumer Products Mfg. Only — 0.9%*:
Breitling Financing Sarl, EURIBOR + 3.250%(b)	3.25	7/11/2024	1,000,000	1,183,506	1,155,095
Coty Inc., 1M LIBOR + 2.250%	2.33	4/7/2025	910,021	891,656	892,394
Journey Personal Care Corp., 3M LIBOR + 4.250%	5.00	3/1/2028	325,607	324,113	326,150
Triton Water Holdings, Inc., 3M LIBOR + 3.500%	4.00	3/31/2028	1,390,462	1,386,043	1,387,862

Total Personal and Non-Durable Consumer Products Mfg. Only			3,626,090	3,785,318	3,761,501

Personal Transportation — 1.3%*:
Air Canada, 3M LIBOR + 3.500%(b)	4.25	8/11/2028	1,530,571	1,527,845	1,535,668
First Student Bidco, Inc., 3M LIBOR + 3.000%	3.50	7/21/2028	1,860,216	1,848,524	1,849,053

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal Transportation (Continued)
Kestrel Bidco, Inc., 6M LIBOR + 3.000%(b)	4.00%	12/11/2026	2,095,597	$2,098,148	$2,042,977
Naviera Armas SA, EURIBOR + 2.500%, PIK(a),(b)	5.00	10/31/2021	58,635	71,453	67,920
Naviera Armas SA, EURIBOR + 2.500%(a),(b)	4.31	10/31/2021	11,086	13,407	12,843
Naviera Armas SA, EURIBOR + 2.500%, PIK(a),(b)	5.00	10/31/2021	86,833	101,767	100,583

Total Personal Transportation			5,642,938	5,661,144	5,609,044

Printing and Publishing — 1.4%*:
Ascend Learning LLC, 1M LIBOR + 3.000%	4.00	7/12/2024	1,492,248	1,490,550	1,490,920
Cimpress Public Ltd. Co., 1M LIBOR + 3.500%	4.00	5/17/2028	521,569	516,613	521,407
Getty Images, Inc., 1M LIBOR + 4.500%	4.63	2/19/2026	919,610	919,610	918,267
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25	11/22/2024	87,695	85,475	87,558
Springer Nature Deutschland GmbH, EURIBOR + 2.750%(b)	3.25	8/14/2026	1,573,104	1,904,312	1,814,862
Sylvamo Corp., 3M LIBOR + 4.500%	5.00	8/18/2028	1,004,184	994,142	1,000,418

Total Printing and Publishing			5,598,410	5,910,702	5,833,432

Retail Stores — 3.7%*:
At Home Group Inc., 3M LIBOR + 4.250%	4.75	7/24/2028	458,715	455,360	459,289
Casino Guichard-Perrachon SA, EURIBOR + 4.000%(b)	4.00	8/31/2025	850,000	993,710	985,720
EG Group Ltd., 3M LIBOR + 4.250%(b)	4.75	3/31/2026	654,543	648,488	653,889
Eyemart Express LLC, 3M LIBOR + 3.000%	4.00	8/31/2027	972,222	962,673	969,383
Great Outdoors Group LLC, 3M LIBOR + 4.250%	5.00	3/5/2028	1,985,000	1,982,779	1,990,955
Harbor Freight Tools USA, Inc., 1M LIBOR + 2.750%	3.25	10/19/2027	971,866	971,325	970,836
Mattress Firm, Inc., 3M LIBOR + 4.250%	5.00	9/25/2028	2,046,392	2,030,517	2,042,565
Michaels Cos., Inc., 3M LIBOR + 4.250%	5.00	4/15/2028	1,223,119	1,214,480	1,223,670
Peer Holding III B.V., EURIBOR + 3.250%(b)	3.25	1/16/2027	1,000,000	1,190,550	1,156,786
Petco Health and Wellness Company, Inc., 3M LIBOR + 3.250%	4.00	3/3/2028	2,220,549	2,216,015	2,219,749
PetSmart, Inc., 6M LIBOR + 3.750%	4.50	2/12/2028	2,000,000	2,004,907	2,002,860
Wand NewCo 3, Inc., 1M LIBOR + 3.000%	3.08	2/5/2026	997,462	987,786	987,906

Total Retail Stores			15,379,868	15,658,590	15,663,608

Telecommunications — 7.2%*:
Altice Financing SA, EURIBOR + 2.750%(b)	2.75	1/31/2026	992,268	1,192,305	1,121,774
Banff Merger Sub, Inc., 3M LIBOR + 5.500%	6.00	3/23/2026	283,962	282,542	287,156
Banff Merger Sub, Inc., 3M LIBOR + 3.750%	3.88	10/2/2025	2,854,981	2,848,550	2,837,736
CCI Buyer, Inc., 3M LIBOR + 4.000%	4.75	12/17/2027	2,292,996	2,310,971	2,299,210
CenturyLink, Inc., 1M LIBOR + 2.250%	2.34	3/15/2027	1,527,698	1,472,251	1,509,656

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Telecommunications (Continued)
CommScope, Inc., 1M LIBOR + 3.250%	3.34%	4/6/2026	1,967,315	$1,963,118	$1,955,432
Consolidated Communications, Inc., 1M LIBOR + 3.500%	4.25	10/2/2027	775,793	776,587	776,158
DG Investment Intermediate Holdings 2, Inc., 3M LIBOR + 3.750%	4.50	3/31/2028	1,074,203	1,069,201	1,077,844
Digicel International Finance Ltd., 6M LIBOR + 3.250%(b)	3.43	5/28/2024	150,254	150,778	144,902
Eagle Broadband Investments LLC, 3M LIBOR + 3.000%	3.75	11/12/2027	451,129	447,168	451,129
ION Trading Technologies S.a.r.l., EURIBOR + 4.250%	4.25	3/26/2028	897,750	1,059,300	1,040,720
Level 3 Financing Inc., 1M LIBOR + 1.750%	1.83	3/1/2027	1,000,000	998,876	987,320
Lorca Finco plc, EURIBOR + 4.250%(b)	4.25	9/17/2027	500,000	581,694	579,563
Matterhorn Telecom SA, EURIBOR + 2.625%(b)	2.63	9/15/2026	1,000,000	1,207,827	1,143,685
Rackspace Technology Global, Inc., 3M LIBOR + 2.750%	3.50	2/15/2028	1,589,196	1,584,561	1,577,103
Syniverse Holdings, Inc., 3M LIBOR + 5.000%	6.00	3/9/2023	1,107,316	1,110,387	1,106,464
Syniverse Technologies, Inc., 3M LIBOR + 9.000%	10.00	3/11/2024	1,625,482	1,397,973	1,624,669
TDC A/S, EURIBOR + 3.000%(b)	3.00	6/4/2025	1,000,000	1,209,968	1,146,627
Tiger Acquisition LLC, 3M LIBOR + 3.250%	3.75	6/1/2028	468,750	464,274	466,847
Virgin Media SFA Finance Ltd., LIBOR – GBP + 3.250%(b)	3.30	11/15/2027	2,250,000	3,099,455	2,987,449
Virgin Media SFA Finance Ltd., LIBOR – GBP + 3.250%(b)	3.30	1/15/2027	1,000,000	1,356,628	1,327,647
Voyage Australia Pty Ltd., 3M LIBOR + 3.500%(b)	4.00	7/20/2028	969,697	960,244	968,485
Zayo Group Holdings, Inc., 1M LIBOR + 3.000%	3.08	3/9/2027	860,786	859,114	852,755
Ziggo B.V., EURIBOR + 3.000%(b)	3.00	1/31/2029	2,000,000	2,394,958	2,290,197

Total Telecommunications			28,639,576	30,798,730	30,560,528

Utilities — 1.2%*:
Astoria Energy LLC, 3M LIBOR + 3.500%	4.50	12/10/2027	705,515	702,343	707,497
DT Midstream, Inc., 3M LIBOR + 2.000%	2.50	6/26/2028	519,531	517,016	519,126
Edgewater Generation, L.L.C., 1M LIBOR + 3.750%	3.83	12/13/2025	1,548,739	1,534,261	1,473,439
Helix Gen Funding LLC, 3M LIBOR + 3.250%	4.75	6/3/2024	1,210,518	1,180,255	1,171,031
Techem Verwaltungsgesellschaft 675 mbH, EURIBOR + 2.375%(b)	2.38	7/15/2025	1,000,000	1,215,728	1,140,836

Total Utilities			4,984,303	5,149,603	5,011,929

Total Bank Loans			368,015,598	377,344,894	376,238,499

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds — 3.9%*:

Automobiles — 0.1%*:
Aston Martin Capital Holdings Ltd.(b),(d)	10.50%		11/30/2025	500,000	$539,639	$556,875

Beverage, Food and Tobacco — 0.2%*:
Boparan Finance plc(b)	7.63		11/30/2025	500,000	674,743	592,856
Picard Groupe SAS, EURIBOR + 4.000%(b)	4.00	(e)	7/1/2026	250,000	296,438	291,221

Total Beverage, Food and Tobacco				750,000	971,181	884,077

Broadcasting and Entertainment — 0.4%*:
Banijay Entertainment SASU(b)	3.50		3/1/2025	500,000	608,175	585,117
Tele Columbus AG(b)	3.88		5/2/2025	800,000	879,760	928,997

Total Broadcasting and Entertainment				1,300,000	1,487,935	1,514,114

Containers, Packaging and Glass — 0.0%*:
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.(d)	4.38		10/15/2028	212,000	212,000	212,795

Diversified/Conglomerate Manufacturing — 0.2%*:
Galapagos S.A.(a),(b),(f)	4.21		6/15/2021	20,000	27,263	–
International Design Group SpA, EURIBOR + 4.250%(b)	4.25	(e)	5/15/2026	100,000	120,765	116,333
Mangrove Luxco III Sarl(b)	7.78		10/9/2025	265,415	255,278	287,459
Trivium Packaging Finance BV, EURIBOR + 3.750%(b)	3.75	(e)	8/15/2026	400,000	482,340	462,446

Total Diversified/Conglomerate Manufacturing				785,415	885,646	866,238

Diversified/Conglomerate Service — 0.5%*:
Algeco Global Finance PLC, EURIBOR + 6.250%(b)	6.25	(e)	2/15/2023	150,000	184,259	174,100
Brunello Bidco SpA, EURIBOR + 3.750%(b)	3.75	(e)	2/15/2028	200,000	242,130	231,670
Carlson Travel, Inc., EURIBOR + 4.750%	4.75	(e)	6/15/2025	1,200,000	1,372,045	1,251,018
Verisure Holding AB, EURIBOR + 3.250%(b)	3.25		2/15/2027	450,000	543,533	523,509

Total Diversified/Conglomerate Service				2,000,000	2,341,967	2,180,297

Ecological — 0.1%*:
APCOA Parking Holdings GmbH, EURIBOR + 5.000%(b)	5.00	(e)	1/15/2027	339,000	401,207	396,607

Finance — 0.1%*:
Travelex Financing plc(a),(b),(f)	8.00		5/15/2022	250,000	274,580	–
Travelex Issuerco Ltd.(b)	12.50		8/5/2025	226,521	275,093	457,822

Total Finance				476,521	549,673	457,822

Healthcare, Education and Childcare — 0.0%*:
Tenet Healthcare Corp.	4.63		7/15/2024	105,000	104,516	106,575

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.1%*:
Staples, Inc.(d)	7.50%		4/15/2026	300,000	$311,443	$304,500

Hotels, Motels, Inns and Gaming — 0.5%*:
Stonegate Pub Co. Financing 2019 plc, EURIBOR + 5.750%(b)	5.75	(e)	7/31/2025	1,100,000	1,295,881	1,270,362
TVL Finance plc, 3M GBP LIBOR + 5.375%(b)	5.45	(e)	7/15/2025	600,000	760,205	771,252

Total Hotels, Motels, Inns and Gaming				1,700,000	2,056,086	2,041,614

Leisure, Amusement, Entertainment — 0.2%*:
CPUK Finance Ltd.(b)	4.88		8/28/2047	600,000	790,281	814,504
CPUK Finance Ltd.(b)	6.50		8/28/2026	100,000	126,563	141,982

Total Leisure, Amusement, Entertainment				700,000	916,844	956,486

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.1%*:
IMA Industria Macchine Automatiche SpA, EURIBOR + 4.000%(b)	4.00	(e)	1/15/2028	275,000	333,873	321,069

Oil and Gas — 0.1%*:
KCA Deutag UK Finance plc(b)	9.88		12/1/2025	390,061	390,061	424,585

Personal Transportation — 0.1%*:
Naviera Armas S.A., EURIBOR + 6.500%(b)	6.50	(e)	7/31/2023	250,000	290,587	223,562
Naviera Armas SA, EURIBOR + 4.250%(b)	4.25	(e)	11/15/2024	250,000	296,118	222,982

Total Personal Transportation				500,000	586,705	446,544

Retail Stores — 0.7%*:
Afflelou SAS(b)	4.25		5/19/2026	100,000	121,495	118,870
Bellis Acquisition Co. plc(b)	3.25		2/16/2026	750,000	1,025,826	992,572
EG Global Finance plc(b)	6.25		3/30/2026	1,080,000	1,504,409	1,498,848
House of Fraser Funding plc(b),(f)	5.95		9/15/2020	300,000	365,113	6,063
NMG Holding Co., Inc. / Neiman Marcus Group LLC(d)	7.13		4/1/2026	282,000	282,000	299,273

Total Retail Stores				2,512,000	3,298,843	2,915,626

Telecommunications — 0.4%*:
Altice France SA(b)	4.00		7/15/2029	500,000	597,725	570,004
United Group BV(b)	4.00		11/15/2027	500,000	603,728	571,903
United Group BV(b)	4.63		8/15/2028	450,000	530,213	522,691

Total Telecommunications				1,450,000	1,731,666	1,664,598

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 0.1%*:
Viridian Group Finance Co. PLC/Viridian Power & Energy(b)	4.75%	9/15/2024	350,000	$434,989	$475,599

Total Corporate Bonds			14,644,997	17,554,274	16,726,021

Total Fixed Income			382,660,595	394,899,168	392,964,520

Total Investments			383,091,177	396,940,609	394,723,926

Other assets and liabilities – 7.4%*					31,569,818

Net Assets – 100.0%					$426,293,744

PIK	– Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	70.7%
United Kingdom	9.5%
Germany	6.0%
France	2.8%
Netherlands	2.6%
Spain	2.0%
Canada	1.5%
Denmark	1.5%
Sweden	1.0%
Other (Individually less than 1%)	2.4%

Total	100.0%

(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at September 30, 2021. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Variable rate security. The interest rate shown is the rate in effect at September 30, 2021.
(f)	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

A summary of outstanding derivatives at September 30, 2021 is as follows:

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
10/14/21	Morgan Stanley & Co.	EUR	1,408,470	$1,631,800	$1,661,664	$29,864
10/14/21	Canadian Imperial Bank of Commerce	EUR	58,562,057	67,847,762	69,434,616	1,586,854
10/14/21	Morgan Stanley & Co.	GBP	11,461,794	15,443,751	15,808,222	364,471

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$1,981,189

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

September 30, 2021

				SHARES	COST	FAIR VALUE
Equities — 1.1%*:

Common Stocks — 1.1%*:

Broadcasting and Entertainment — 0.0%*:
Technicolor SA(a)				14,662	$175	$49,762

Diversified/Conglomerate Service — 0.0%*:
Innovation International Holding Ltd.(a),(b)				142,479	–	–

Finance — 0.0%*:
Travelex Topco Ltd.(a),(b)				5,546	–	–

Healthcare, Education and Childcare — 0.2%*:
Don Jersey Topco Ltd.(a),(b)				257,069	171,459	268,441
MModal, Inc., Escrow rights(b)				4,725	10,631	3,213

Total Healthcare, Education and Childcare				261,794	182,090	271,654

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(b)				1,769	171,860	–

Oil and Gas — 0.9%*:
Fieldwood Energy LLC(b)				15,071	325,033	–
Fieldwood Energy LLC(b)				3,698	129,430	–
Fieldwood Energy LLC(b)				496	27,543	27,543
Kelly Topco Ltd.(a)				6,999	293,958	582,667
Tourmaline Oil Corp.(a),(b)				122,953	–	97,073
Tourmaline Oil Corp.(a)				28,412	398,991	992,603

Total Oil and Gas				177,629	1,174,955	1,699,886

Total Common Stocks				603,879	1,529,080	2,021,302

Warrant — 0.0%*:

Finance — 0.0%*:
Travelex Topco Ltd.(a)				837	–	84,583

Total Equities				604,716	1,529,080	2,105,885

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.6%*:

Asset-Backed Securities — 9.5%*:

CDO/CLO — 9.5%*:
Alinea CLO 2018-1 Ltd., 3M USD LIBOR + 6.000%(c)	6.13	%(d)	7/20/2031	1,250,000	1,250,000	1,223,601
Ares XLVIII CLO, 3M USD LIBOR + 5.200%(c)	5.33	(d)	7/20/2030	800,000	800,000	766,043
Blackrock European CLO, EURIBOR + 5.170%(a)	5.17	(d)	10/15/2031	725,000	805,411	817,105
Canyon Capital CLO 2021-2 Ltd., 3M USD LIBOR + 6.700%(c)	6.86	(d)	4/15/2034	1,500,000	1,470,390	1,501,429

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Cedar Funding IV CLO Ltd., 3M USD LIBOR + 6.610%(c)	6.75	%(d)	7/23/2034	1,000,000	$990,816	$992,892
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%(c)	6.23	(d)	11/16/2030	500,000	500,000	496,785
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%(c)	5.63	(d)	1/15/2031	700,000	700,000	667,923
Madison Park Funding XIII Ltd. 2014-13A(c)	Zero Coupon		4/19/2030	500,000	437,726	242,333
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.000%(c)	5.13	(d)	4/20/2030	500,000	500,000	477,010
Madison Park Funding XXVIII Ltd., 3M USD LIBOR + 7.600%(c)	7.73	(d)	7/15/2030	500,000	496,236	476,529
Magnetite VII Ltd.(c)	Zero Coupon		1/15/2028	2,000,000	1,614,742	933,570
Neuberger Berman Loan Advisers CLO 24 Ltd., 3M USD LIBOR + 6.020%(c)	6.15	(d)	4/19/2030	1,500,000	1,497,167	1,487,546
Oak Hill Credit Partners X Ltd. 2014-10A(c)	Zero Coupon		4/20/2034	1,400,000	985,472	741,455
OHA Credit Funding 9 Ltd., 3M USD LIBOR + 6.250%(c)	6.43	(d)	7/19/2035	625,000	625,000	625,073
Steele Creek CLO Ltd. 2018-2A E, 3M USD LIBOR + 6.200%(c)	6.32	(d)	8/18/2031	850,000	850,000	768,828
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%(c)	5.93	(d)	11/20/2030	500,000	500,000	475,580
THL Credit Wind River CLO Ltd. 2018-2A E, 3M USD LIBOR + 5.750%(c)	5.88	(d)	7/15/2030	1,450,000	1,450,000	1,398,144
Tymon Park CLO DAC, EURIBOR + 6.160%(a),(c)	6.16	(d)	7/21/2034	1,000,000	1,168,814	1,139,988
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%(c)	5.68	(d)	1/17/2031	1,000,000	1,000,000	943,709
Wellfleet CLO Ltd. 2018-1, 3M USD LIBOR + 5.500%(c)	5.63	(d)	7/17/2031	1,000,000	1,000,000	939,751

Total CDO/CLO				19,300,000	18,641,774	17,115,294

Total Asset-Backed Securities				19,300,000	18,641,774	17,115,294

Bank Loans — 44.0%*(e):

Aerospace and Defense — 1.5%*:
AAdvantage Loyalty IP Ltd., 3M LIBOR + 4.750%	5.50		4/20/2028	506,512	501,447	523,465
CEP IV Investment 16 S.a.r.l., 3M LIBOR + 7.750%(a)	8.75		10/3/2025	1,050,000	871,852	988,974
KKR Apple Bidco, LLC, 3M LIBOR + 5.750%	6.25		7/13/2029	141,177	140,471	143,207
Peraton Corp., 1M LIBOR + 3.750%	4.50		2/1/2028	679,026	675,850	679,135
United Airlines, Inc., 3M LIBOR + 3.750%	4.50		4/21/2028	347,781	346,151	349,916

Total Aerospace and Defense				2,724,496	2,535,771	2,684,697

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Automobile — 0.7%*:
Clarios Global LP, 1M LIBOR + 3.250%	3.34%	4/30/2026	615,988	$615,680	$612,908
Constellation Automotive Ltd., 3M LIBOR + 4.750%(a)	4.83	6/30/2028	500,000	681,194	673,283

Total Automobile			1,115,988	1,296,874	1,286,191

Beverage, Food and Tobacco — 0.2%*:
Deoleo S.A., EURIBOR + 4.000%(a)	5.00	6/24/2025	116,529	131,392	133,519
IRB Holding Corp., 3M LIBOR + 2.750%	3.75	2/5/2025	137,461	137,855	137,218

Total Beverage, Food and Tobacco			253,990	269,247	270,737

Broadcasting and Entertainment — 3.1%*:
AVSC Holding Corp., 3M LIBOR + 3.250%, PIK	4.25	2/28/2025	1,469,948	1,314,148	1,307,151
Clear Channel Outdoor Holdings, Inc., 3M LIBOR + 3.500%	3.63	8/21/2026	1,534,474	1,463,416	1,501,345
Technicolor SA, EURIBOR + 3.000%(a)	6.00	12/31/2024	1,245,850	1,467,970	1,381,350
Technicolor SA, EURIBOR+ 6.000%, PIK(a)	12.00	6/30/2024	301,143	316,641	369,758
Technicolor SA, 6M LIBOR + 6.000%, PIK(a)	12.15	6/30/2024	124,904	115,848	132,086
Terrier Media Buyer, Inc., 1M LIBOR + 3.500%	3.58	12/17/2026	257,984	257,460	257,340
Univision Communication, Inc., 3M LIBOR + 3.250%	4.00	5/7/2028	670,241	663,539	668,686

Total Broadcasting and Entertainment			5,604,544	5,599,022	5,617,716

Cargo Transport — 0.3%*:
Kenan Advantage Group, Inc., 3M LIBOR + 7.250%	8.00	9/1/2027	528,634	518,163	523,348

Chemicals, Plastics and Rubber — 1.9%*:
Flint Group GmbH, EURIBOR + 4.250%, PIK(a)	5.00	9/21/2023	1,483,284	1,762,074	1,720,000
Flint Group GmbH, EURIBOR + 4.250%, PIK(a)	5.75	9/21/2023	114,862	136,827	133,193
Flint Group GmbH, 3M LIBOR + 4.250%, PIK(a)	6.00	9/21/2023	70,930	70,576	70,930
Flint Group US LLC, 3M LIBOR + 4.250%, PIK(a)	6.00	9/21/2023	429,070	426,924	429,070
Gemini HDPE LLC, 3M LIBOR + 3.000%	3.50	12/31/2027	110,596	109,606	110,596
GEON Performance Solutions, LLC, 3M LIBOR + 4.750%	5.50	8/18/2028	371,945	369,163	374,385
Solenis Holdings LLC, 1M LIBOR + 4.000%	4.08	6/26/2025	239,076	237,790	238,951
Solenis Holdings LLC, 3M LIBOR + 3.750%	4.25	9/21/2028	338,515	337,669	338,021
Solenis Holdings LLC, 1M LIBOR + 8.500%	8.58	6/26/2026	47,145	46,307	47,057

Total Chemicals, Plastics and Rubber			3,205,423	3,496,936	3,462,203

Containers, Packaging and Glass — 1.4%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(a)	4.00	4/22/2024	66,561	66,525	64,024
BWAY Holding Co., 1M LIBOR + 3.250%	3.33	4/3/2024	1,292,206	1,292,039	1,264,540
CCP Lux Holding S.a. r.l., 3M LIBOR + 4.250%(a)	4.25	1/10/2025	874,946	988,415	1,014,507
Reynolds Group Holdings Inc., 1M LIBOR + 3.500%	4.00	9/20/2028	181,940	181,031	181,667

Total Containers, Packaging and Glass			2,415,653	2,528,010	2,524,738

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing — 1.4%*:
Alison Bidco S.a.r.l., 3M LIBOR + 5.500%, PIK(a)	6.50%	8/29/2023	315,269	$309,266	$226,993
Alison Bidco S.a.r.l., 3M LIBOR + 5.500%, PIK(a)	9.00	8/29/2023	315,268	309,266	226,993
Amer Sports Oyj, EURIBOR + 4.500%(a)	4.50	3/30/2026	600,000	668,069	694,850
Grinding Media Inc., 3M LIBOR + 4.000%	4.75	9/22/2028	299,015	297,520	299,389
Illuminate Merger Corp., 3M LIBOR + 3.500%	4.00	7/21/2028	360,656	358,893	360,281
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.58	9/6/2025	737,088	728,421	726,150

Total Diversified/Conglomerate Manufacturing			2,627,296	2,671,435	2,534,656

Diversified/Conglomerate Service — 6.1%*:
APX Group, Inc., 1M LIBOR + 3.500%	4.00	7/10/2028	485,075	482,720	483,406
Cloudera, Inc., 3M LIBOR + 3.750%	4.25	8/10/2028	934,579	925,234	932,832
Cloudera, Inc., 3M LIBOR + 6.000%	6.50	8/10/2029	566,667	563,833	563,833
CoreLogic, Inc., 1M LIBOR + 6.500%	7.00	6/4/2029	355,114	351,755	362,216
Cvent, Inc., 1M LIBOR + 3.750%	3.83	11/29/2024	488,499	438,678	486,286
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	806,503	807,678	799,526
Hyland Software, Inc., 1M LIBOR + 3.500%	4.25	7/1/2024	473,716	470,967	473,963
Hyland Software, Inc., 1M LIBOR + 6.250%	7.00	7/7/2025	250,909	250,909	253,104
IGT Holding IV AB, 3M LIBOR + 3.750%(a)	4.25	3/31/2028	457,471	456,358	457,759
Innovation Group plc (The), 3M LIBOR + 6.000%(a),(b)	6.00	9/30/2025	178,951	86,107	93,694
Innovation Group plc (The), 3M LIBOR + 6.000%(a),(b)	6.33	9/30/2025	66,929	44,536	40,762
Innovation Group plc (The), 3M LIBOR + 10.000%(a),(b)	10.08	9/30/2025	28,430	38,913	38,306
Innovation Group plc (The), 3M LIBOR + 10.000%(a),(b)	10.33	9/30/2025	29,894	40,920	40,279
Mitchell International, Inc., 1M LIBOR + 3.250%	3.33	11/29/2024	977,215	932,577	975,388
Proofpoint, Inc., 3M LIBOR + 3.250%	3.75	8/31/2028	465,116	462,807	462,558
Redstone Buyer LLC, 3M LIBOR + 4.750%	5.50	4/27/2028	555,144	551,386	545,429
Sabre GLBL Inc., 1M LIBOR + 3.500%	4.00	12/17/2027	789,313	787,398	784,625
SITEL Worldwide Corp., 3M LIBOR + 3.750%	4.25	8/28/2028	687,679	684,281	688,539
Spin Holdco Inc., 3M LIBOR + 4.000%	4.75	3/4/2028	695,283	690,485	696,945
TMF Group Holding B.V., EURIBOR + 6.875%(a)	6.88	5/4/2026	500,000	545,795	582,436
USIC Holdings, Inc., 1M LIBOR + 3.500%	4.25	5/12/2028	261,968	260,710	261,641
USIC Holdings, Inc., 1M LIBOR + 6.500%	7.25	5/7/2029	147,059	145,639	148,835
Vision Solutions, Inc., 3M LIBOR + 4.250%	5.00	4/23/2028	904,110	899,852	901,705

Total Diversified/Conglomerate Service			11,105,624	10,919,538	11,074,067

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics — 2.5%*:
Ahead Data Blue LLC, 3M LIBOR + 3.750%	4.50%	10/18/2027	237,899	$238,733	$238,691
ION Trading Finance Ltd., 3M LIBOR + 4.750%	4.92	4/1/2028	999,445	996,946	1,000,574
Ivanti Software, Inc., 3M LIBOR + 4.750%	5.75	12/1/2027	528,262	521,261	529,170
McAfee Enterprise, 3M LIBOR + 5.000%	5.75	7/27/2028	764,423	756,950	764,186
Polaris Newco LLC, 6M LIBOR + 4.000%	4.50	6/2/2028	595,002	592,152	596,121
Sovos Compliance, LLC, 3M LIBOR + 4.500%	5.00	8/11/2028	308,219	307,463	309,890
Tibco Software Inc., 1M LIBOR + 3.750%	3.83	6/30/2026	987,500	960,747	979,481
Tibco Software Inc., 1M LIBOR + 7.250%	7.34	3/3/2028	146,642	146,052	148,036

Total Electronics			4,567,392	4,520,304	4,566,149

Finance — 1.3%*:
Aqgen Ascensus, Inc., 3M LIBOR + 6.500%	7.00	8/2/2029	250,358	247,900	247,854
Deerfield Dakota Holding LLC, 1M LIBOR + 6.750%	7.50	4/7/2028	410,077	411,997	422,380
Ensono, LP, 1M LIBOR + 4.000%	4.75	5/19/2028	564,972	559,591	565,796
Skopima Merger Sub Inc., 1M LIBOR + 4.000%	4.50	5/12/2028	641,711	635,636	637,540
Zera uyer LLC, 3M LIBOR + 3.250%	3.75	4/21/2028	456,621	454,338	457,845

Total Finance			2,323,739	2,309,462	2,331,415

Healthcare, Education and Childcare — 6.9%*:
Advanz Pharma Corp., EURIBOR + 5.000%(a)	5.00	6/1/2028	1,000,000	1,200,448	1,160,620
Aenova Holding GmbH, EURIBOR + 4.500%(a)	4.50	3/6/2026	500,000	590,814	581,347
Auris Luxembourg III S.a.r.l., EURIBOR + 4.000%(a)	4.00	2/27/2026	1,000,000	1,111,762	1,155,095
Eagle Bidco Ltd., LIBOR – GBP + 3.750%(a)	4.80	3/10/2028	500,000	693,142	671,598
Endo Luxembourg Finance Co. I S.a r.l., 3M LIBOR + 5.000%	6.00	3/27/2028	603,858	602,875	589,432
Fugue Finance B.V., EURIBOR + 3.250%(a)	3.25	9/1/2024	750,000	858,848	851,570
Hunter Holdco 3 Ltd., 3M LIBOR + 4.250%	4.75	8/19/2028	653,595	647,151	656,046
Iris idco GmBH, EURIBOR + 5.000%(a)	5.00	5/31/2028	500,000	594,130	579,899
Jazz Financing Lux S.a.r.l., 1M LIBOR + 3.500%	4.00	5/5/2028	825,517	821,618	826,450
Lernen Bidco Ltd., EURIBOR + 4.250%(a)	4.25	10/25/2025	1,000,000	1,185,757	1,146,767
Lifescan Global Corp., 3M LIBOR + 6.000%	6.15	10/1/2024	152,939	150,635	151,537
Organon & Co., 3M LIBOR + 3.000%	3.50	6/2/2028	448,718	446,571	449,440
Padagis LLC, 3M LIBOR + 4.750%	5.25	7/6/2028	645,161	638,897	645,161
Radiology Partners, Inc., 1M LIBOR + 4.250%	4.33	7/9/2025	1,000,000	938,039	998,750
RegionalCare Hospital Partners Holdings, Inc., 1M LIBOR + 3.750%	3.83	11/16/2025	413,275	415,285	412,502
Sunshine Luxembourg VII SARL, 3M LIBOR + 3.750%(a)	4.50	10/1/2026	150,189	149,847	150,564
Tunstall Group Holdings Ltd., EURIBOR + 5.000%(a)	5.00	8/3/2025	282,314	332,128	319,932
U.S. Anesthesia Partners, Inc., 3M LIBOR + 3.000%	4.00	6/23/2024	485,983	486,731	485,832

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
U.S. Anesthesia Partners, Inc., 3M LIBOR + 4.250%	4.75%	10/1/2028	570,046	$567,196	$570,667

Total Healthcare, Education and Childcare			11,481,595	12,431,874	12,403,209

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.3%*:
ACProducts, Inc., 3M LIBOR + 4.250%	4.75	5/17/2028	738,889	731,877	737,175
Hilding Anders International AB, 3M LIBOR + 5.000%(a)	5.75	11/30/2024	506,333	482,831	495,601
Serta Simmons Bedding LLC, 1M LIBOR + 7.500%	8.50	8/10/2023	1,063,006	1,063,006	1,008,761

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,308,228	2,277,714	2,241,537

Hotels, Motels, Inns and Gaming — 2.2%*:
Caesars Resort Collection LLC, 3M LIBOR + 3.500%	3.58	7/21/2025	248,200	242,533	248,289
Casper BidCo SAS, EURIBOR + 3.875%(a)	3.88	7/31/2026	500,000	542,693	558,724
Hilton Grand Vacations Borrower LLC, 1M LIBOR + 3.000%	3.50	8/2/2028	358,745	356,978	359,552
HNVR Holdco Ltd., EURIBOR + 4.250%(a)	4.25	9/12/2025	1,000,000	978,407	1,050,936
Motel 6, 1M LIBOR + 5.000%	5.75	9/9/2026	180,723	178,931	181,175
Richmond UK Bidco Ltd., LIBOR – GBP + 4.250%(a)	4.41	3/3/2024	550,000	675,927	726,019
Twin River Worldwide Holdings, Inc., 3M LIBOR + 3.250%	3.75	8/6/2028	783,085	775,329	782,545

Total Hotels, Motels, Inns and Gaming			3,620,753	3,750,798	3,907,240

Insurance — 1.0%*:
Acrisure LLC, 3M LIBOR + 3.500%	3.63	2/15/2027	493,734	474,616	488,693
Asurion LLC, 1M LIBOR + 3.125%	3.21	11/3/2023	568,488	554,794	564,935
Asurion LLC, 1M LIBOR + 5.250%	5.33	1/20/2029	775,862	768,271	771,789

Total Insurance			1,838,084	1,797,681	1,825,417

Leisure, Amusement, Entertainment — 5.2%*:
AMC Entertainment Holdings, Inc., 1M LIBOR + 3.000%	3.08	4/22/2026	2,321,915	2,026,158	2,149,071
City Football Group Ltd., 3M LIBOR + 3.500%(a)	4.00	7/21/2028	927,835	923,303	923,196
Crown Finance US, Inc., 6M LIBOR + 2.500%	3.50	2/28/2025	1,223,723	1,207,538	1,005,827
Crown Finance US, Inc., 3M LIBOR + 8.250%	9.25	5/23/2024	70,130	67,637	74,864
Dorna Sports, S.L., 6M LIBOR + 3.250%(a)	3.51	5/3/2024	400,000	400,000	394,332
International Park Holdings B.V., EURIBOR + 3.500%(a)	3.50	6/13/2024	500,000	562,901	560,531

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Leisure, Amusement, Entertainment (continued)
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50%	7/3/2026	893,847	$888,494	$892,729
Motion Finco Sarl, EURIBOR + 3.000%(a)	3.00	11/12/2026	750,000	866,708	836,271
Odeon Cinemas Group Ltd., EURIBOR, PIK(a)	10.75	8/19/2023	172,416	212,923	214,384
Parques Reunidos SAU, EURIBOR + 3.750%(a)	3.75	9/16/2026	500,000	572,951	553,216
PUG LLC, 1M LIBOR + 3.500%	3.58	2/12/2027	366,339	364,931	357,943
Vacalians Group, EURIBOR + 4.000%(a)	4.00	11/28/2025	330,783	329,437	365,920
Vue International Bidco plc, EURIBOR + 4.750%(a)	4.75	7/3/2026	1,000,000	1,116,504	1,088,362

Total Leisure, Amusement, Entertainment			9,456,988	9,539,485	9,416,646

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.7%*:
Madison IAQ LLC, 3M LIBOR + 3.250%	3.75	6/21/2028	383,654	381,806	383,013
Titan Acquisition Ltd., 3M LIBOR + 3.000%(a)	3.17	3/28/2025	952,057	952,659	934,101

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,335,711	1,334,465	1,317,114

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC, 3M LIBOR + 5.000%(b)	5.15	6/30/2022	129,368	129,368	–

Oil and Gas — 0.7%*:
Gulf Finance LLC, 3M LIBOR + 5.250%	6.25	8/25/2023	1,255,664	1,226,766	1,204,910

Personal and Non-Durable Consumer Products Mfg. Only — 0.8%*:
Coty Inc., EURIBOR + 1.750%	1.75	4/5/2023	43,224	50,983	49,756
Coty Inc., 1M LIBOR + 2.250%	2.33	4/7/2025	725,567	708,189	711,513
Triton Water Holdings, Inc., 3M LIBOR + 3.500%	4.00	3/31/2028	693,642	690,413	692,344

Total Personal and Non-Durable Consumer Products Mfg. Only			1,462,433	1,449,585	1,453,613

Personal Transportation — 0.7%*:
Air Canada, 3M LIBOR + 3.500%(a)	4.25	8/11/2028	353,714	350,229	354,892
First Student Bidco, Inc., 2M LIBOR + 3.000%	3.50	7/21/2028	860,215	856,024	855,054
Naviera Armas SA, EURIBOR + 2.500%(a),(b)	4.31	10/31/2021	5,525	6,683	6,400
Naviera Armas SA, EURIBOR + 2.500%, PIK(a),(b)	5.00	10/31/2021	43,147	50,571	49,979
Naviera Armas SA, EURIBOR + 2.500%, PIK(a),(b)	5.00	10/31/2021	29,283	35,701	33,920

Total Personal Transportation			1,291,884	1,299,208	1,300,245

Printing and Publishing — 0.4%*:
Cimpress Public Ltd. Co., 1M LIBOR + 3.500%	4.00	5/17/2028	980	406	980
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25	11/22/2024	32,348	31,529	32,297
Sylvamo Corp., 3M LIBOR + 4.500%	5.00	8/18/2028	669,456	662,761	666,946

Total Printing and Publishing			702,784	694,696	700,223

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Retail Stores — 1.8%*:
Casino Guichard-Perrachon SA, EURIBOR + 4.000%(a)	4.00%	8/31/2025	500,000	$584,535	$579,835
Great Outdoors Group LLC, 3M LIBOR + 4.250%	5.00	3/5/2028	612,900	610,080	614,739
Mattress Firm, Inc., 3M LIBOR + 4.250%	5.00	9/25/2028	773,196	765,467	771,750
Michaels Cos., Inc., 3M LIBOR + 4.250%	5.00	4/15/2028	603,641	597,995	603,912
Petco Health and Wellness Company, Inc., 3M LIBOR + 3.250%	4.00	3/3/2028	728,049	726,374	727,787

Total Retail Stores			3,217,786	3,284,451	3,298,023

Telecommunications — 1.9%*:
Banff Merger Sub, Inc., 3M LIBOR + 5.500%	6.00	2/27/2026	170,377	169,525	172,294
ION Trading Technologies S.a.r.l., EURIBOR + 4.250%	4.25	3/26/2028	498,750	588,500	578,178
Lorca Finco plc, EURIBOR + 4.250%(a)	4.25	9/17/2027	500,000	581,694	579,563
Syniverse Holdings, Inc., 3M LIBOR + 5.000%	6.00	3/9/2023	193,575	193,018	193,426
Syniverse Technologies, Inc., 3M LIBOR + 9.000%	10.00	3/11/2024	153,729	152,789	153,652
Virgin Media SFA Finance Ltd., LIBOR—GBP + 3.250%(a)	3.30	1/15/2027	1,000,000	1,218,506	1,327,647
Voyage Australia Pty Ltd., 3M LIBOR + 3.500%(a)	4.00	7/20/2028	484,849	480,122	484,243

Total Telecommunications			3,001,280	3,384,154	3,489,003

Total Bank Loans			77,575,337	79,265,007	79,433,097

Corporate Bonds — 40.1%*:

Aerospace and Defense — 1.4%*:
American Airlines Inc/AAdvantage Loyalty IP Ltd.(c)	5.50	4/20/2026	595,000	595,000	625,494
American Airlines Inc/AAdvantage Loyalty IP Ltd.(c)	5.75	4/20/2029	114,000	114,000	122,841
Gatwick Airport Finance(a)	4.38	4/7/2026	350,000	482,510	478,093
Heathrow Finance plc(a)	4.38	3/1/2027	100,000	130,392	136,839
Heathrow Finance plc(a)	5.25	3/1/2024	100,000	128,654	140,803
Triumph Group, Inc.(c)	6.25	9/15/2024	308,000	308,000	307,837
Triumph Group, Inc.	7.75	8/15/2025	750,000	777,233	740,625

Total Aerospace and Defense			2,317,000	2,535,789	2,552,532

Automobile — 0.7%*:
Clarios Global LP/Clarios US Finance Co.(c)	8.50	5/15/2027	162,000	169,616	172,328
Ford Motor Co.	7.45	7/16/2031	500,000	579,897	650,000
Ford Motor Co.	9.63	4/22/2030	127,000	153,130	180,062
Mclaren Finance plc(a),(c)	7.50	8/1/2026	250,000	251,847	253,062

Total Automobile			1,039,000	1,154,490	1,255,452

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Automobiles — 0.2%*:
Aston Martin Capital Holdings Ltd.(a),(c)	10.50%		11/30/2025	400,000	$431,931	$445,500

Banking — 2.9%*:
Absa Group Ltd., 5 year CMT + 5.411%(a)	6.38	(d),(f)	–	992,000	992,000	1,030,440
Ecobank Transnational, Inc., 5 year CMT + 8.211%(a)	8.75	(d)	6/17/2031	797,000	790,805	806,006
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(a)	3.65	(d)	11/19/2029	700,000	770,700	795,033
Piraeus Financial Holdings SA, 5 year EUR Swap + 5.774%(a)	5.50	(d)	2/19/2030	963,000	1,071,672	1,090,589
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.195%(a)	8.75	(d),(f)	–	750,000	913,276	881,577
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.952%(a)	9.75	(d)	6/26/2029	100,000	95,029	126,601
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.380%(a)	7.75	(d),(f)	–	500,000	512,579	515,750

Total Banking				4,802,000	5,146,061	5,245,996

Beverage, Food and Tobacco — 2.4%*:
Boparan Finance plc(a)	7.63		11/30/2025	650,000	894,995	770,713
Eurotorg LLC Via Bonitron DAC(a)	9.00		10/22/2025	482,000	482,000	502,485
Foodco Bondco SA(a)	6.25		5/15/2026	350,000	396,616	383,996
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(c)	3.75		12/1/2031	150,000	150,000	156,080
JBS USA LUX SA/JBS USA Finance, Inc.(c)	6.75		2/15/2028	500,000	500,000	542,505
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c)	5.50		1/15/2030	586,000	585,512	651,761
Picard Groupe SAS, EURIBOR + 4.000%(a)	4.00	(d)	7/1/2026	150,000	177,863	174,732
Sunshine Mid BV(a)	6.50		5/15/2026	950,000	1,154,531	1,134,865

Total Beverage, Food and Tobacco				3,818,000	4,341,517	4,317,137

Broadcasting and Entertainment — 1.2%*:
Banijay Group SAS(a)	6.50		3/1/2026	750,000	828,338	905,824
Clear Channel Outdoor Holdings, Inc.(c)	7.50		6/1/2029	55,000	55,196	57,200
DISH Network Corp.	3.38		8/15/2026	750,000	696,569	779,625
Terrier Media Buyer, Inc.(c)	8.88		12/15/2027	376,000	376,000	397,575

Total Broadcasting and Entertainment				1,931,000	1,956,103	2,140,224

Buildings and Real Estate — 2.6%*:
China Aoyuan Group Ltd.(a)	5.98		8/18/2025	1,152,000	1,124,880	881,467
Kaisa Group Holdings Ltd.(a)	9.95		7/23/2025	1,000,000	1,000,149	746,250
Kaisa Group Holdings Ltd.(a)	11.95		10/22/2022	1,000,000	950,668	848,800
Service Properties Trust	4.75		10/1/2026	500,000	492,460	495,000
State Agency of Roads of Ukraine(a)	6.25		6/24/2028	500,000	500,000	493,750
Times China Holdings Ltd.(a)	5.55		6/4/2024	357,000	357,000	329,314

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate (Continued)
Yuzhou Group Holdings Co. Ltd.(a)	8.50%		2/4/2023	1,000,000	$978,996	$850,500

Total Buildings and Real Estate				5,509,000	5,404,153	4,645,081

Cargo Transport — 0.3%*:
Ukraine Railways Via Rail Capital Markets plc(a)	7.88		7/15/2026	500,000	500,000	504,312

Chemicals, Plastics and Rubber — 1.2%*:
Braskem Idesa SAPI(a)	7.45		11/15/2029	300,000	299,114	317,400
Consolidated Energy Finance SA(c)	6.88		6/15/2025	778,000	791,948	805,230
Nobian Finance BV(a)	3.63		7/15/2026	500,000	596,675	573,567
Olympus Water US Holding Corp.(c)	4.25		10/1/2028	210,000	210,000	206,850
Olympus Water US Holding Corp.	5.38		10/1/2029	235,000	275,643	269,164

Total Chemicals, Plastics and Rubber				2,023,000	2,173,380	2,172,211

Containers, Packaging and Glass — 1.0%*:
Mauser Packaging Solutions Holding Co.(c)	7.25		4/15/2025	182,000	177,473	180,891
Titan Holdings II BV(a)	5.13		7/15/2029	367,000	434,767	431,467
Trident TPI Holdings, Inc.(c)	9.25		8/1/2024	1,125,000	1,139,134	1,182,218

Total Containers, Packaging and Glass				1,674,000	1,751,374	1,794,576

Diversified/Conglomerate Manufacturing — 0.2%*:
International Design Group SpA, EURIBOR + 4.250%(a)	4.25	(d)	5/15/2026	100,000	120,765	116,333
Mangrove Luxco III Sarl(a)	7.78		10/9/2025	300,000	317,927	324,917

Total Diversified/Conglomerate Manufacturing				400,000	438,692	441,250

Diversified/Conglomerate Service — 1.9%*:
Brunello Bidco SpA(a)	3.50		2/15/2028	150,000	181,597	173,579
Global Infrastructure Solutions, Inc.(c)	5.63		6/1/2029	218,000	218,000	222,992
Iron Mountain, Inc.(c)	5.25		7/15/2030	554,000	552,649	587,922
Sixsigma Networks Mexico SA de CV(a)	7.50		5/2/2025	500,000	490,338	486,031
Summer BC Holdco A Sarl(a)	9.25		10/31/2027	630,736	795,116	793,812
Verisure Midholding AB(a)	5.25		2/15/2029	800,000	974,992	950,662
Veritas US, Inc. / Veritas Bermuda Ltd.(c)	7.50		9/1/2025	225,000	228,000	234,000

Total Diversified/Conglomerate Service				3,077,736	3,440,692	3,448,998

Ecological — 0.4%*:
APCOA Parking Holdings GmbH, EURIBOR + 5.000%(a)	5.00	(d)	1/15/2027	169,000	200,012	197,719
Aydem Yenilenebilir Enerji AS(a)	7.75		2/2/2027	500,000	496,053	487,000

Total Ecological				669,000	696,065	684,719

Electronics — 0.3%*:
Elastic NV(c)	4.13		7/15/2029	462,000	462,000	464,310

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Farming and Agriculture — 0.3%*:
Aragvi Finance International DAC(a)	8.45%		4/29/2026	514,000	$522,415	$534,239

Finance — 3.9%*:
Credito Real SAB DE CV(a)	8.00		1/21/2028	500,000	500,000	425,495
Ford Motor Credit Co. LLC	4.13		8/17/2027	247,000	247,000	262,067
Global Aircraft Leasing Co. Ltd., Cash Rate 6.50%, PIK Rate 7.25%.(c)	6.50		9/15/2024	2,147,628	2,147,628	2,110,045
IIFL Finance Ltd.(a)	5.88		4/20/2023	1,555,000	1,536,400	1,510,246
OneMain Finance Corp.	5.38		11/15/2029	438,000	438,000	474,726
Travelex Financing plc(a),(b),(g)	8.00		5/15/2022	1,050,000	1,178,949	–
Travelex Issuerco Ltd.(a)	12.50		8/5/2025	870,852	1,045,855	1,760,079
Wanda Properties Overseas Ltd.(a)	7.25		4/28/2022	500,000	500,000	493,750

Total Finance				7,308,480	7,593,832	7,036,408

Healthcare, Education and Childcare — 2.7%*:
Bausch Health Cos., Inc.(c)	8.50		1/31/2027	415,000	420,688	445,087
Bausch Health Cos., Inc.(c)	9.00		12/15/2025	165,000	163,592	174,694
Bausch Health Cos., Inc.(c)	4.88		6/1/2028	238,000	239,439	246,627
Bausch Health Cos., Inc.(c)	5.00		1/30/2028	204,000	204,000	193,539
Bausch Health Cos., Inc.(c)	5.00		2/15/2029	281,000	281,000	261,681
Bausch Health Cos., Inc.(c)	5.25		1/30/2030	200,000	200,000	186,500
Bausch Health Cos., Inc.(c)	5.25		2/15/2031	208,000	208,000	191,279
Chrome Holdco SASU(a)	5.00		5/31/2029	650,000	790,463	771,751
Emergent BioSolutions, Inc.(c)	3.88		8/15/2028	1,087,000	1,031,101	1,060,010
Nidda BondCo GmbH(a)	7.25		9/30/2025	500,000	572,797	588,126
Par Pharmaceutical, Inc.(c)	7.50		4/1/2027	708,000	708,000	721,275

Total Healthcare, Education and Childcare				4,656,000	4,819,080	4,840,569

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.5%*:
Staples, Inc.(c)	10.75		4/15/2027	1,000,000	1,029,351	973,750

Hotels, Motels, Inns and Gaming — 1.0%*:
NH Hotel Group SA(a)	4.00		7/2/2026	350,000	414,053	410,231
Stonegate Pub Co. Financing 2019 plc, EURIBOR + 5.750%(a)	5.75	(d)	7/31/2025	100,000	118,589	115,487
Stonegate Pub Co. Financing 2019 plc(a)	8.00		7/13/2025	310,000	448,364	432,731
Stonegate Pub Co. Financing 2019 plc(a)	8.25		7/31/2025	100,000	144,187	141,612
TVL Finance plc, 3M GBP LIBOR + 5.375%(a)	5.45	(d)	7/15/2025	500,000	633,379	642,710

Total Hotels, Motels, Inns and Gaming				1,360,000	1,758,572	1,742,771

Leisure, Amusement, Entertainment — 1.4%*:
AMC Entertainment Holdings, Inc.(c)	10.50		4/24/2026	142,000	142,000	152,473
Caesars Entertainment, Inc.(c)	6.25		7/1/2025	382,000	382,000	402,153
Caesars Entertainment, Inc.(c)	8.13		7/1/2027	279,000	279,000	313,526
Carnival Corp.(c)	5.75		3/1/2027	410,000	410,000	423,325

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment (Continued)
Carnival Corp.	7.63%	3/1/2026	150,000	$177,892	$187,305
CPUK Finance Ltd.(a)	4.88	2/28/2047	100,000	119,964	135,751
Motion Bondco DAC(a)	4.50	11/15/2027	900,000	1,002,547	996,957

Total Leisure, Amusement, Entertainment			2,363,000	2,513,403	2,611,490

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.3%*:
Diebold Nixdorf Dutch Holding BV	9.00	7/15/2025	350,000	409,805	439,351
Esc Gcb Briggs	6.88	12/15/2049	514,000	504,007	41,120

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			864,000	913,812	480,471

Mining, Steel, Iron and Non-Precious Metals — 3.2%*:
First Quantum Minerals Ltd.(a),(c)	6.50	3/1/2024	1,006,000	977,390	1,018,575
First Quantum Minerals Ltd.(a)	6.88	10/15/2027	719,000	719,000	760,792
Hudbay Minerals, Inc.(c)	4.50	4/1/2026	200,000	201,349	198,000
Metinvest BV(a)	7.65	10/1/2027	286,000	282,009	310,275
Metinvest BV(a)	8.50	4/23/2026	200,000	210,233	222,820
Vedanta Resources Finance II plc(a)	8.00	4/23/2023	750,000	709,667	726,469
Vedanta Resources Finance II plc(a)	8.95	3/11/2025	685,000	685,000	684,144
Vedanta Resources Ltd.(a)	6.38	7/30/2022	1,075,000	807,982	1,071,842
Warrior Met Coal, Inc.(c)	8.00	11/1/2024	840,000	847,978	852,600

Total Mining, Steel, Iron and Non-Precious Metals			5,761,000	5,440,608	5,845,517

Oil and Gas — 5.0%*:
Borets International Ltd.(a)	6.00	9/17/2026	531,000	531,000	552,774
CVR Energy, Inc.(c)	5.25	2/15/2025	525,000	525,000	519,750
CVR Energy, Inc.(c)	5.75	2/15/2028	379,000	379,000	375,536
EnLink Midstream Partners LP	5.60	4/1/2044	206,000	159,753	196,730
EQM Midstream Partners LP(c)	4.50	1/15/2029	170,000	170,000	176,375
EQM Midstream Partners LP(c)	4.75	1/15/2031	154,000	154,000	160,163
Genesis Energy LP / Genesis Energy Finance Corp.	8.00	1/15/2027	1,000,000	1,035,638	1,015,200
Harvest Midstream I LP(c)	7.50	9/1/2028	500,000	534,124	532,575
Hilcorp Energy I LP / Hilcorp Finance Co.(c)	6.25	11/1/2028	1,000,000	1,000,000	1,036,220
KCA Deutag UK Finance plc(a)	9.88	12/1/2025	349,977	349,976	380,953
NGL Energy Operating LLC / NGL Energy Finance Corp.(c)	7.50	2/1/2026	750,000	785,355	764,062
Occidental Petroleum Corp.	5.88	9/1/2025	153,000	153,000	171,475
Occidental Petroleum Corp.	6.13	1/1/2031	452,000	474,673	542,400
Occidental Petroleum Corp.	6.38	9/1/2028	157,000	157,000	183,690
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.88	2/1/2031	251,000	251,000	270,766
Transocean Guardian Ltd.(c)	5.88	1/15/2024	335,000	320,468	333,325
Transocean, Inc.(c)	7.25	11/1/2025	600,000	467,033	499,629

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Tullow Oil plc(a)	7.00%		3/1/2025	300,000	$116,934	$260,250
Tullow Oil plc(a)	10.25		5/15/2026	1,000,000	1,000,000	1,040,000

Total Oil and Gas				8,812,977	8,563,954	9,011,873

Personal Transportation — 0.3%*:
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.(c)	6.50		6/20/2027	237,000	234,474	257,654
Naviera Armas S.A., EURIBOR + 6.500%(a)	6.50	(d)	7/31/2023	250,000	288,580	223,561

Total Personal Transportation				487,000	523,054	481,215

Printing and Publishing — 0.4%*:
Getty Images, Inc.(c)	9.75		3/1/2027	650,000	690,286	692,250

Retail Stores — 2.0%*:
Bellis Finco plc(a)	4.00		2/16/2027	100,000	138,330	131,502
EG Global Finance plc(a)	6.25		3/30/2026	604,000	841,417	838,245
Future Retail Ltd.(a)	5.60		1/22/2025	950,000	865,360	556,937
House of Fraser Funding plc(a),(g)	5.95		9/15/2020	150,000	182,556	3,032
L Brands, Inc.	6.88		11/1/2035	200,000	242,668	251,000
Marcolin SpA(a)	6.13		11/15/2026	400,000	486,940	475,099
NMG Holding Co., Inc. / Neiman Marcus Group LLC(c)	7.13		4/1/2026	263,000	266,744	279,109
Nordstrom, Inc.	5.00		1/15/2044	1,202,000	1,164,887	1,178,422

Total Retail Stores				3,869,000	4,188,902	3,713,346

Telecommunications — 1.6%*:
CommScope, Inc.(c)	4.75		9/1/2029	444,000	444,000	444,555
DKT Finance ApS(a)	7.00		6/17/2023	1,500,000	1,693,079	1,769,235
Oi Movel SA(a)	8.75		7/30/2026	628,000	628,000	640,560

Total Telecommunications				2,572,000	2,765,079	2,854,350

Utilities — 0.8%*:
Electricite de France SA, 5 year EUR Swap + 3.995%(a)	3.38	(d),(f)	–	400,000	500,414	487,114
Techem Verwaltungsgesellschaft 674 mbH(a)	6.00		7/30/2026	879,198	1,004,107	1,048,431

Total Utilities				1,279,198	1,504,521	1,535,545

Total Corporate Bonds				70,118,391	73,259,116	72,466,092

Total Fixed Income				166,993,728	171,165,897	169,014,483

Total Investments				167,598,444	172,694,977	171,120,368

Other assets and liabilities – 5.3%*						9,550,917

Net Assets – 100.0%						$180,671,285

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

PIK	– Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	56.5%
United Kingdom	11.5%
France	4.3%
Germany	3.6%
India	2.7%
Spain	2.6%
China	2.4%
Denmark	1.7%
Canada	1.4%
Netherlands	1.3%
Greece	1.2%
Ireland	1.1%
Sweden	1.1%
Zambia	1.0%
Other (Individually less than 1%)	7.6%

Total	100.0%

(b)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Variable rate security. The interest rate shown is the rate in effect at September 30, 2021.
(e)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at September 30, 2021. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted security.

A summary of outstanding derivatives at September 30, 2021 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
10/14/21	Goldman Sachs & Co.	CAD	54,253	$42,833	$42,412	$421
10/14/21	Canadian Imperial Bank of Commerce	EUR	1,451,222	1,681,330	1,716,213	(34,883)
10/14/21	Morgan Stanley & Co.	GBP	519,198	699,573	709,243	(9,670)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(44,132)

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
10/14/21	Goldman Sachs & Co.	CAD	173,609	$137,064	$137,012	$(52)
10/14/21	JPMorgan Chase Bank N.A.	CAD	60,249	47,566	47,573	7
10/14/21	Barclays Bank plc	CAD	74,526	58,838	58,818	(20)
10/14/21	Morgan Stanley & Co.	CAD	1,132,946	894,458	897,571	3,113
10/14/21	Morgan Stanley & Co.	EUR	714,919	828,278	844,561	16,283
10/14/21	Citibank N.A.	EUR	573,000	663,856	677,854	13,998
10/14/21	Bank of America N.A.	EUR	36,120,276	41,847,572	42,830,593	983,021
10/14/21	Morgan Stanley & Co.	GBP	186,464	251,244	251,991	747
10/14/21	Barclays Bank plc	GBP	7,135,707	9,614,732	9,842,366	227,634

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$1,244,731

Legend

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 90.9%*:

Corporate Bonds — 46.3%*:

Agriculture — 1.2%*:
Amaggi Luxembourg International Sarl(a),(b)	5.25%		1/28/2028	1,500,000	$1,500,000	$1,537,500
MHP Lux SA(a),(b)	6.25		9/19/2029	270,000	274,109	273,497

Total Agriculture				1,770,000	1,774,109	1,810,997

Auto Manufacturers — 0.7%*:
Uzauto Motors AJ(a),(b)	4.85		5/4/2026	991,000	991,000	979,108

Auto Parts&Equipment — 0.8%*:
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV(a),(b)	5.00		5/7/2028	494,000	487,185	489,801
Tupy Overseas SA(a),(b)	4.50		2/16/2031	643,000	643,000	624,224

Total Auto Parts&Equipment				1,137,000	1,130,185	1,114,025

Building Materials — 0.1%*:
Cemex SAB de CV, 5 year CMT + 4.534%(a),(b)	5.13	(c),(d)	–	227,000	227,000	229,838

Chemicals — 1.8%*:
Braskem Idesa SAPI(a),(b)	7.45		11/15/2029	300,000	299,114	318,153
Grupo Idesa SA de CV(a),(b)	4.44		5/22/2026	1,078,470	1,048,535	595,855
UPL Corp. Ltd., 5 year CMT + 3.865%(a)	5.25	(c),(d)	–	1,750,000	1,790,380	1,784,475

Total Chemicals				3,128,470	3,138,029	2,698,483

Commercial Banks — 9.4%*:
Absa Group Ltd., 5 year CMT + 5.411%(a)	6.38	(c),(d)	–	925,000	925,000	960,844
Access Bank plc(a),(b)	6.13		9/21/2026	508,000	508,000	510,896
Ipoteka-Bank ATIB(a)	5.50		11/19/2025	544,000	544,000	566,032
Itau Unibanco Holding SA, 5 year CMT + 3.222%(a),(b)	4.63	(c),(d)	–	500,000	478,766	477,906
Kasikornbank PCL, 5 year CMT + 4.940%(a)	5.28	(c),(d)	–	500,000	500,000	523,219
National Bank of Greece SA, 5 year EUR Swap + 8.464%(a)	8.25	(c)	7/18/2029	750,000	844,200	983,853
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(a)	3.65	(c)	11/19/2029	400,000	440,400	454,305
Oman Arab Bank SAOG, 5 year CMT + 6.807%(a)	7.63	(c),(d)	–	443,000	443,000	463,050
Piraeus Financial Holdings SA, 5 year EUR Swap + 5.774%(a)	5.50	(c)	2/19/2030	1,000,000	1,108,294	1,132,491
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.195%(a)	8.75	(c),(d)	–	1,000,000	1,217,701	1,175,435
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.952%(a)	9.75	(c)	6/26/2029	500,000	614,716	633,007
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.380%(a),(b)	7.75	(c),(d)	–	1,450,000	1,487,961	1,496,944

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Banks (Continued)
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.427%(a),(b)	8.00	%(c)	4/7/2030	1,165,000	$1,168,531	$1,255,287
TBC Bank JSC, 5 year USD ICE Swap + 8.995%(a),(b)	10.78	(c),(d)	–	645,000	645,000	708,008
Tinkoff Bank JSC Via TCS Finance Ltd., 5 year CMT + 5.150%(a),(b)	6.00	(c),(d)	–	1,835,000	1,835,000	1,833,899
TMB Bank PCL, 5 year CMT + 3.256%(a)	4.90	(c),(d)	–	500,000	475,955	505,406

Total Commercial Banks				12,665,000	13,236,524	13,680,582

Commercial Services — 1.1%*:
Atento Luxco 1 SA(a),(b)	8.00		2/10/2026	633,000	633,000	692,660
India Toll Roads(a),(b)	5.50		8/19/2024	999,000	999,000	963,012

Total Commercial Services				1,632,000	1,632,000	1,655,672

Cosmetics/Personal Care — 0.4%*:
Oriflame Investment Holding plc(a),(b)	5.13		5/4/2026	521,000	521,000	533,400

Diversified Financial Services — 1.0%*:
Credito Real SAB de CV SOFOM ER(a),(b)	9.50		2/7/2026	500,000	485,541	453,775
IIFL Finance Ltd.(a)	5.88		4/20/2023	1,055,000	1,014,506	1,024,636

Total Diversified Financial Services				1,555,000	1,500,047	1,478,411

Electric — 3.6%*:
Alfa Desarrollo SpA(a),(b)	4.55		9/27/2051	1,913,000	1,913,000	1,862,784
Electricidad Firme de Mexico Holdings SA de CV(a),(b)	4.90		11/20/2026	863,000	863,000	859,462
FEL Energy VI Sarl(a),(b)	5.75		12/1/2040	696,232	696,232	728,439
India Cleantech Energy(a),(b)	4.70		8/10/2026	1,083,000	1,083,000	1,095,725
Infraestructura Energetica Nova SAB de CV(a),(b)	4.75		1/15/2051	312,000	303,107	321,516
Infraestructura Energetica Nova SAB de CV(a),(b)	4.88		1/14/2048	328,000	272,586	337,840

Total Electric				5,195,232	5,130,925	5,205,766

Energy-Alternate Sources — 0.7%*:
Aydem Yenilenebilir Enerji AS(a),(b)	7.75		2/2/2027	500,000	496,053	487,500
Investment Energy Resources Ltd.(a),(b)	6.25		4/26/2029	492,000	492,000	533,205

Total Energy-Alternate Sources				992,000	988,053	1,020,705

Engineering&Construction — 1.5%*:
Rutas 2 and 7 Finance Ltd.(a),(b)	Zero Coupon		9/30/2036	850,000	578,428	631,125
State Agency of Roads of Ukraine(a),(b)	6.25		6/24/2028	1,528,000	1,528,000	1,508,900

Total Engineering&Construction				2,378,000	2,106,428	2,140,025

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Food — 1.3%*:
Aragvi Finance International DAC(a),(b)	8.45%		4/29/2026	1,370,000	$1,422,060	$1,423,944
Ulker Biskuvi Sanayi AS(a),(b)	6.95		10/30/2025	494,000	494,000	523,576

Total Food				1,864,000	1,916,060	1,947,520

Housewares — 0.7%*:
Turkiye Sise ve Cam Fabrikalari AS(a),(b)	6.95		3/14/2026	1,000,000	1,051,071	1,095,500

Insurance — 0.6%*:
Sagicor Financial Co. Ltd.(a),(b)	5.30		5/13/2028	884,000	884,000	925,990

Internet — 0.8%*:
B2W Digital Lux Sarl(a),(b)	4.38		12/20/2030	706,000	705,973	685,703
Meituan(a),(b)	3.05		10/28/2030	529,000	528,333	489,957

Total Internet				1,235,000	1,234,306	1,175,660

Iron/Steel — 0.9%*:
JSW Steel Ltd.(a),(b)	5.05		4/5/2032	375,000	374,993	373,114
Metinvest BV(a),(b)	5.63		6/17/2025	750,000	816,995	908,612

Total Iron/Steel				1,125,000	1,191,988	1,281,726

Media — 0.7%*:
LCPR Senior Secured Financing DAC(b)	5.13		7/15/2029	978,000	978,000	1,009,785

Mining — 2.0%*:
Vedanta Resources Finance II plc(a),(b)	8.95		3/11/2025	1,370,000	1,370,000	1,368,287
Vedanta Resources Finance II plc(a),(b)	9.25		4/23/2026	550,000	548,368	521,813
Vedanta Resources Finance II plc(a),(b)	13.88		1/21/2024	900,000	936,104	973,125

Total Mining				2,820,000	2,854,472	2,863,225

Multi-National — 0.5%*:
European Bank for Reconstruction & Development, GGRRC9MX – 0.500%(a),(e)	8.95	(c)	10/29/2022	1,200,000	404,027	381,559
International Bank for Reconstruction & Development(a),(e)	7.25		11/22/2021	960,000	325,423	305,244

Total Multi-National				2,160,000	729,450	686,803

Oil and Gas — 4.4%*:
Petrobras Global Finance BV(a)	6.75		6/3/2050	300,000	294,411	324,975
Petrobras Global Finance BV(a)	6.90		3/19/2049	900,000	967,136	1,007,100
Petroleos Mexicanos(a)	5.95		1/28/2031	1,700,000	1,632,843	1,647,980
Petroleos Mexicanos(a)	6.95		1/28/2060	1,304,000	1,203,490	1,129,786
Tullow Oil plc(a),(b)	7.00		3/1/2025	1,840,000	1,348,478	1,596,200
Tullow Oil plc(a),(b)	10.25		5/15/2026	655,000	655,000	681,200

Total Oil and Gas				6,699,000	6,101,358	6,387,241

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas Services — 1.3%*:
Borets Finance DAC(a),(b)	6.00%		9/17/2026	531,000	$531,000	$552,774
Guara Norte Sarl(a),(b)	5.20		6/15/2034	1,280,906	1,280,844	1,287,311

Total Oil and Gas Services				1,811,906	1,811,844	1,840,085

Real Estate — 6.3%*:
China Aoyuan Group Ltd.(a)	7.95		2/19/2023	700,000	671,055	630,000
China Aoyuan Group Ltd.(a)	7.95		6/21/2024	1,000,000	957,151	860,000
CIFI Holdings Group Co. Ltd.(a)	4.45		8/17/2026	330,000	315,591	311,025
Kaisa Group Holdings Ltd., 5 year CMT + 15.718%(a)	10.88	(c),(d)	–	1,000,000	983,750	780,000
Kaisa Group Holdings Ltd.(a)	11.25		4/9/2022	750,000	753,419	671,437
Kaisa Group Holdings Ltd.(a)	11.25		4/16/2025	1,000,000	922,880	771,412
Kaisa Group Holdings Ltd.(a)	11.95		10/22/2022	1,250,000	1,224,003	1,061,000
Logan Group Co. Ltd.(a)	5.25		10/19/2025	200,000	193,765	194,024
New Metro Global Ltd.(a)	4.50		5/2/2026	200,000	187,526	182,759
New Metro Global Ltd.(a)	4.80		12/15/2024	200,000	192,025	188,500
Powerlong Real Estate Holdings Ltd.(a)	4.90		5/13/2026	330,000	310,241	308,351
Powerlong Real Estate Holdings Ltd.(a)	5.95		4/30/2025	200,000	193,019	191,525
Powerlong Real Estate Holdings Ltd.(a)	6.25		8/10/2024	200,000	193,273	192,500
Sunac China Holdings Ltd.(a)	6.80		10/20/2024	200,000	183,801	160,000
Sunac China Holdings Ltd.(a)	7.50		2/1/2024	263,000	246,959	213,687
Sunac China Holdings Ltd.(a)	7.95		8/8/2022	200,000	194,074	183,038
Times China Holdings Ltd.(a)	6.75		7/16/2023	200,000	197,017	193,537
Times China Holdings Ltd.(a)	6.75		7/8/2025	400,000	374,065	366,000
Yuzhou Group Holdings Co. Ltd.(a)	6.35		1/13/2027	802,000	802,000	513,280
Yuzhou Group Holdings Co. Ltd.(a)	7.70		2/20/2025	250,000	192,680	178,750
Yuzhou Group Holdings Co. Ltd.(a)	8.38		10/30/2024	250,000	200,130	191,875
Yuzhou Group Holdings Co. Ltd.(a)	8.50		2/4/2023	1,050,000	990,995	893,025

Total Real Estate				10,975,000	10,479,419	9,235,725

Retail — 1.5%*:
Eurotorg LLC Via Bonitron DAC(a),(b)	9.00		10/22/2025	723,000	723,000	760,596
Future Retail Ltd.(a)	5.60		1/22/2025	794,000	718,333	465,482
InRetail Consumer(a),(b)	3.25		3/22/2028	937,000	937,000	935,126

Total Retail				2,454,000	2,378,333	2,161,204

Sovereign — 0.3%*:
Ukreximbank Via Biz Finance plc, 5 year USD ICE Swap + 8.178%(a)	9.95	(c)	11/14/2029	500,000	500,000	508,739

Telecommunications — 1.2%*:
Oi Movel SA(a)	8.75		7/30/2026	1,256,000	1,256,000	1,281,120
Sixsigma Networks Mexico SA de CV(a),(b)	7.50		5/2/2025	500,000	463,000	486,031

Total Telecommunications				1,756,000	1,719,000	1,767,151

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Transportation — 1.5%*:
MV24 Capital BV(a),(b)	6.75%	6/1/2034	567,732	$567,732	$601,193
Prumo Participacoes e Investimentos SA(a),(b)	7.50	12/31/2031	267,388	274,140	296,850
Rumo Luxembourg Sarl(a),(b)	4.20	1/18/2032	650,000	647,347	635,310
Ukraine Railways Via Rail Capital Markets plc(a)	7.88	7/15/2026	600,000	600,000	605,175

Total Transportation			2,085,120	2,089,219	2,138,528

Total Corporate Bonds			70,538,728	68,293,820	67,571,894

Foreign Government — 44.6%*:

Albania — 0.6%*:
Albania Government International Bond(a),(b)	3.50%	6/16/2027	740,000	$833,630	$922,753

Armenia — 0.5%*:
Republic of Armenia International Bond(a),(b)	3.60	2/2/2031	740,000	724,185	698,283

Belarus — 1.9%*:
Republic of Belarus International Bond(a),(b)	7.63	6/29/2027	1,000,000	1,024,928	983,500
Republic of Belarus Ministry of Finance(a),(b)	6.38	2/24/2031	2,030,000	2,039,018	1,781,325

Total Belarus			3,030,000	3,063,946	2,764,825

Brazil — 0.6%*:
Brazilian Government International Bond(a)	4.75	1/14/2050	200,000	207,875	176,663
Brazilian Government International Bond(a)	5.63	2/21/2047	700,000	796,579	698,600

Total Brazil			900,000	1,004,454	875,263

Colombia — 4.9%*:
Colombian TES(a)	7.25	10/26/2050	16,500,000,000	4,480,319	3,838,369
Colombian TES(a)	7.50	8/26/2026	11,978,000,000	3,697,495	3,253,324

Total Colombia			28,478,000,000	8,177,814	7,091,693

Costa Rica — 0.3%*:
Costa Rica Government International Bond(a),(b)	6.13	2/19/2031	500,000	510,533	513,375

Czech Republic — 0.9%*:
Czech Republic Government Bond(a)	1.50	4/24/2040	33,310,000	1,444,072	1,357,286

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Egypt — 1.1%*:
Egypt Government International Bond(a),(b)	5.88%	2/16/2031	1,345,000	$1,325,378	$1,227,313
Egypt Government International Bond(a),(b)	6.38	4/11/2031	350,000	392,822	396,300

Total Egypt			1,695,000	1,718,200	1,623,613

Guatemala — 0.7%*:
Republic of Guatemala(a)	4.65	10/7/2041	1,060,000	1,033,055	1,033,055

Honduras — 0.6%*:
Honduras Government International Bond(a),(b)	5.63	6/24/2030	800,000	843,814	831,900

Israel — 2.5%*:
Israel Government Bond(a)	3.75	3/31/2047	2,770,000	1,141,898	1,082,368
Israel Government Bond(a)	5.50	1/31/2042	5,400,000	2,738,901	2,616,936

Total Israel			8,170,000	3,880,799	3,699,304

Ivory Coast — 1.4%*:
Ivory Coast Government International Bond(a),(b)	5.75	12/31/2032	1,016,098	1,040,185	1,010,573
Ivory Coast Government International Bond(a),(b)	5.88%	10/17/2031	550,000	600,277	663,691
Ivory Coast Government International Bond(a),(b)	6.63	3/22/2048	300,000	384,899	349,633

Total Ivory Coast			1,866,098	2,025,361	2,023,897

Jordan — 0.9%*:
Jordan Government International Bond(a),(b)	5.85	7/7/2030	1,230,000	1,235,731	1,273,050

Kenya — 0.8%*:
Kenya Government International Bond(a),(b)	8.00	5/22/2032	500,000	570,640	550,719
Kenya Government International Bond(a),(b)	8.25	2/28/2048	600,000	654,767	646,800

Total Kenya			1,100,000	1,225,407	1,197,519

Macedonia — 0.5%*:
North Macedonia Government International Bond(a),(b)	3.68	6/3/2026	550,000	598,083	696,024

Malaysia — 3.7%*:
Malaysia Government Bond(a)	3.96	9/15/2025	6,002,000	1,521,581	1,499,470
Malaysia Government Bond(a)	4.07	6/15/2050	9,900,000	2,312,860	2,273,701
Malaysia Government Bond(a)	4.94	9/30/2043	6,200,000	1,764,558	1,608,960

Total Malaysia			22,102,000	5,598,999	5,382,131

Mexico — 4.1%*:
Mexican Bonos(a)	5.75	3/5/2026	56,800,000	2,936,318	2,628,770
Mexican Bonos(a)	7.75	11/13/2042	19,200,000	875,902	921,444

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Mexico (Continued)
Mexican Bonos(a)	8.00%	11/7/2047	22,000,000	$1,044,619	$1,074,807
Mexican Bonos(a)	8.50	5/31/2029	25,300,000	1,388,005	1,312,633

Total Mexico			123,300,000	6,244,844	5,937,654

Morocco — 0.6%*:
Morocco Government International Bond(a),(b)	2.00	9/30/2030	530,000	612,945	598,781
Morocco Government International Bond(a),(b)	5.50	12/11/2042	200,000	228,260	224,975

Total Morocco			730,000	841,205	823,756

Oman — 1.0%*:
Oman Government International Bond(a),(b)	6.25	1/25/2031	550,000	550,000	587,125
Oman Government International Bond(a),(b)	7.38	10/28/2032	730,000	814,591	829,462

Total Oman			1,280,000	1,364,591	1,416,587

Romania — 1.3%*:
Romania Government Bond(a)	3.65	9/24/2031	4,350,000	1,054,686	957,107
Romanian Government International Bond(a),(b)	4.63	4/3/2049	750,000	1,108,481	1,015,931

Total Romania			5,100,000	2,163,167	1,973,038

Foreign Government (Continued)

Serbia — 1.5%*:
Serbia International Bond(a),(b)	2.05%	9/23/2036	1,180,000	1,344,315	1,282,108
Serbia International Bond(a),(b)	3.13	5/15/2027	680,000	726,334	865,855

Total Serbia			1,860,000	2,070,649	2,147,963

South Africa — 5.8%*:
Republic of South Africa Government Bond(a)	8.75	1/31/2044	61,800,000	3,441,361	3,383,413
Republic of South Africa Government Bond(a)	10.50	12/21/2026	68,700,000	4,842,185	5,120,422

Total South Africa			130,500,000	8,283,546	8,503,835

Tajikistan — 0.5%*:
Republic of Tajikistan International Bond(a),(b)	7.13	9/14/2027	815,000	706,005	725,248

Thailand — 2.9%*:
Thailand Government Bond(a)	1.60	12/17/2029	36,905,000	1,210,917	1,080,481
Thailand Government Bond(a)	2.88	12/17/2028	22,913,000	798,717	738,349
Thailand Government Bond(a)	3.30	6/17/2038	73,500,000	2,673,367	2,411,478

Total Thailand			133,318,000	4,683,001	4,230,308

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Turkey — 0.8%*:
Turkey Government Bond(a)	11.70	11/13/2030	15,000,000	$1,383,411	$1,232,992

Ukraine — 3.1%*:
Ukraine Government International Bond(a),(b)	6.88	5/21/2029	1,380,000	1,427,331	1,397,940
Ukraine Government International Bond(a),(b)	7.38	9/25/2032	1,375,000	1,434,100	1,403,617
Ukraine Government International Bonds(a),(b)	9.75	11/1/2028	1,460,000	1,536,408	1,713,493

Total Ukraine			4,215,000	4,397,839	4,515,050

Uruguay — 0.9%*:
Uruguay Government International Bond(a)	3.88	7/2/2040	50,502,999	1,277,815	1,343,431

Uzbekistan — 0.2%*:
Republic of Uzbekistan Bond(a),(b)	3.70	11/25/2030	250,000	250,000	241,500

Total Foreign Government			29,022,664,097	67,584,156	65,075,333

Total Fixed Income			29,093,202,825	135,877,976	132,647,227

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.0%**:

Call Options Purchased — 0.0%*:
USD Call, BRL Put	Bank of America N.A.	$6.32	10/1/2021	2,783,641	2,783,640	3,062	(3,059)	3
USD Call, EUR Put	BNP Paribas S.A.	1.15	10/8/2021	10,000,000	10,000,000	26,930	(26,920)	10

Total Call Options Purchased				12,783,641	12,783,640	29,992	(29,979)	13

Total Investments					29,105,986,465	135,907,968		132,647,240

Written Options* – (0.1%)								(87,188)

Other assets and liabilities – 9.2%*								13,333,730

Net Assets – 100.0%								$145,893,782

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	9.8%
Brazil	8.2%
China	7.3%
South Africa	7.1%
India	6.5%
Ukraine	6.3%
Colombia	5.3%
Malaysia	4.1%
Thailand	4.0%
Russia	3.9%
Greece	3.0%
Israel	2.8%
Belarus	2.7%
Turkey	2.5%
Ghana	1.7%
Serbia	1.6%
Ivory Coast	1.5%
Romania	1.5%
Oman	1.4%
Chile	1.4%
Uzbekistan	1.3%
Egypt	1.2%
Guatemala	1.2%
Moldova	1.1%
Czech Republic	1.0%
Uruguay	1.0%
Jordan	1.0%
Other (Individually less than 1%)	9.6%

Total	100.0%

(b)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable rate security. The interest rate shown is the rate in effect at September 30, 2021.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

A summary of outstanding derivatives at September 30, 2021 is as follows:

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Call Options Written — (0.1)%*:
OTC – BCM Swaption	Barclays Bank plc	$23.14	10/1/2021	(2,783,641)	$(2,783,641)	$(47,378)	$47,375	$(3)
OTC – BCM Swaption	Bank of America N.A.	5.97	1/10/2022	(6,500,000)	(6,500,000)	(133,099)	45,929	(87,170)
OTC – BCM Swaption	Bank of America N.A.	6.32	10/1/2021	(2,783,641)	(2,783,641)	(60,127)	60,124	(3)
OTC – BCM Swaption	Bank of America N.A.	22.96	10/4/2021	(2,783,641)	(2,783,641)	(42,103)	42,100	(3)
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	22.80	10/4/2021	(2,783,641)	(2,783,641)	(40,920)	40,917	(3)
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	85.96	10/1/2021	(2,783,641)	(2,783,641)	(47,879)	47,876	(3)
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	6.36	10/4/2021	(2,783,641)	(2,783,641)	(60,683)	60,680	(3)

Total Call Options Written						$(432,189)	$345,001	$(87,188)

Total Written Options						$(432,189)	$345,001	$(87,188)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
10/26/21	Bank of America N.A.	AUD	3,480,864	$2,516,715	$2,550,543	$(33,828)
10/13/21	JPMorgan Chase Bank N.A.	BRL	28,936,180	5,306,227	5,441,177	(134,950)
11/9/21	JPMorgan Chase Bank N.A.	BRL	46,138,315	8,425,077	8,799,061	(373,984)
10/13/21	Citibank N.A.	CLP	5,916,269,960	7,291,501	7,768,854	(477,353)
11/16/21	Goldman Sachs & Co.	CZK	118,011,522	5,386,222	5,445,094	(58,872)
10/26/21	JPMorgan Chase Bank N.A.	PHP	141,193,125	2,757,128	2,789,000	(31,872)
10/19/21	Bank of America N.A.	PLN	28,393,349	7,138,775	7,336,593	(197,818)
11/16/21	Bank of America N.A.	PLN	28,289,107	7,111,903	7,290,933	(179,030)
10/19/21	JPMorgan Chase Bank N.A.	RUB	229,719,754	3,149,284	3,050,322	98,962
10/19/21	Morgan Stanley & Co.	RUB	229,113,687	3,140,976	3,113,000	27,976
11/16/21	Citibank N.A.	RUB	630,917,836	8,612,230	8,416,502	195,728
11/16/21	JPMorgan Chase Bank N.A.	UAH	28,864,264	1,073,418	1,058,870	14,548
10/19/21	JPMorgan Chase Bank N.A.	ZAR	59,197,502	3,923,349	4,028,000	(104,651)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(1,255,144)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
10/13/21	JPMorgan Chase Bank N.A.	BRL	23,693,320	$4,344,807	$4,574,000	$229,193
11/9/21	JPMorgan Chase Bank N.A.	CAD	9,161,780	7,232,967	7,214,000	(18,967)
10/19/21	Morgan Stanley & Co.	CHF	5,027,004	5,396,024	5,498,200	102,176
11/16/21	Goldman Sachs & Co.	CHF	3,297,182	3,541,618	3,586,707	45,089
11/16/21	JPMorgan Chase Bank N.A.	CHF	1,627,998	1,748,689	1,775,000	26,311
10/26/21	BNP Paribas S.A.	CNH	59,336,351	9,188,665	9,100,277	(88,388)
10/13/21	Citibank N.A.	COP	8,124,769,100	2,132,514	2,095,794	(36,720)
11/9/21	Citibank N.A.	COP	19,171,513,097	5,022,033	4,896,063	(125,970)
11/16/21	Bank of America N.A.	EUR	678,768	786,888	798,369	11,481
11/16/21	BNP Paribas S.A.	EUR	728,359	844,378	861,000	16,622
11/16/21	HSBC Bank USA	EUR	1,891,198	2,192,443	2,230,015	37,572
10/19/21	Bank of America N.A.	ILS	11,996,632	3,721,411	3,705,308	(16,103)
10/26/21	Barclays Bank plc	JPY	344,004,067	3,091,371	3,120,044	28,673
10/26/21	JPMorgan Chase Bank N.A.	JPY	36,213,774	325,433	330,000	4,567
11/24/21	Bank of America N.A.	JPY	387,114,655	3,479,465	3,527,530	48,065
10/13/21	Goldman Sachs & Co.	MXN	127,278,790	6,156,946	6,346,645	189,699
10/19/21	Bank of America N.A.	PLN	13,741,029	3,454,827	3,571,000	116,173
10/19/21	JPMorgan Chase Bank N.A.	RON	32,383,414	7,574,115	7,727,000	152,885
10/26/21	Canadian Imperial Bank of Commerce	SGD	976,906	719,447	714,220	(5,227)
11/24/21	Canadian Imperial Bank of Commerce	SGD	2,045,342	1,506,207	1,503,486	(2,721)
10/26/21	Citibank N.A.	THB	237,834,156	7,028,099	7,212,888	184,789
10/26/21	Goldman Sachs & Co.	THB	133,477,375	3,944,313	4,085,000	140,687
11/23/21	Citibank N.A.	THB	249,253,498	7,364,351	7,551,071	186,720
10/19/21	JPMorgan Chase Bank N.A.	ZAR	86,332,236	5,721,720	5,822,439	100,719
11/16/21	Standard Chartered Bank	ZAR	38,207,444	2,522,563	2,570,119	47,556

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$1,374,881

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
JPY	–	Japanese Yen

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

KRW	–	South Korean Won
MXN	–	Mexican Peso
PHP	—	Philippines Peso
PLN	–	Polish Zloty
RON	–	Romanian New Leu
RUB	–	Russian Ruble
SGD	–	Singapore Dollar
THB	–	Thai Baht
UAH	–	Ukraine Hryvnia
ZAR	–	South African Rand

FUTURES

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Short Future
U.S. Ultra Bond	12/21/21	13	(2,592,188)	Short	$(2,483,813)	$108,375

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION (DEPRECIATION)
ILS-TELBOR03 Rate	Receive	0.48%	2/19/26	1Y/3M	7,300,000	LCH	$17,961
BRL-CDI Rate	Pay	7.40%	1/02/29	At Maturity	5,424,561	CME	(194,537)
BRL-CDI Rate	Pay	5.28%	1/02/23	At Maturity	28,007,008	CME	(191,004)
BRL-CDI Rate	Pay	5.76%	1/02/23	At Maturity	22,869,409	CME	(123,233)
BRL-CDI Rate	Pay	5.86%	1/02/23	At Maturity	11,440,946	CME	(57,829)
BRL-CDI Rate	Pay	5.86%	1/02/23	At Maturity	11,441,936	CME	(58,016)
HUF-BUBOR rate	Receive	2.60%	5/22/25	1Y/6M	2,302,600,000	LCH	88,903
HUF-BUBOR rate	Receive	2.67%	5/24/25	1Y/6M	2,048,600,000	LCH	71,422
BRL-CDI Rate	Pay	8.71%	1/02/29	1Y/At Maturity	11,158,731	CME	(248,250)
ILS-TELBOR03 Rate	Receive	1.42%	5/12/31	1Y/3M	6,600,000	LCH	(20,555)
ILS-TELBOR03 Rate	Receive	1.44%	5/19/31	1Y/3M	7,100,000	LCH	(24,370)
PLN-WIBOR Rate	Receive	2.19%	5/21/26	1Y/6M	30,900,000	LCH	24,373
PLN-WIBOR Rate	Receive	2.24%	5/24/26	1Y/6M	27,500,000	LCH	15,375
BRL-CDI Rate	Pay	6.74%	1/02/23	At Maturity	13,050,205	CME	(49,684)
KRW-KSDA Rate	Pay	1.48%	6/24/23	3M/3M	13,571,000,000	LCH	(25,262)
BRL-CDI Rate	Pay	5.00%	1/02/23	At Maturity	15,843,633	CME	(96,115)
BRL-CDI Rate	Pay	4.98%	1/02/23	At Maturity	7,925,069	CME	(48,675)
THB-THBFIX Rate	Pay	1.50%	9/08/30	6M/6M	33,191,000	LCH	(27,819)
THB-THBFIX Rate	Pay	1.51%	9/10/30	6M/6M	49,455,000	LCH	(41,123)
BRL-CDI Rate	Pay	6.38%	1/02/23	At Maturity	15,433,848	CME	84,254
BRL-CDI Rate	Pay	7.49%	1/02/29	At Maturity	9,935,952	CME	(280,632)
BRL-CDI Rate	Pay	7.48%	1/02/29	At Maturity	989,335	CME	(28,104)
BRL-CDI Rate	Pay	5.00%	1/02/23	At Maturity	10,352,374	CME	(62,802)

Total Centrally Cleared Interest Rate Swaps							$(1,275,722)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT (USD)	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
750,000 EUR	8.25%	1Y/6M	07/18/2029	Citibank N.A.	$843,675	11.44%	$(525)	$37,871	$38,396
750,000 EUR	5.63%	6M/6M	06/17/2025	Citibank N.A.	819,150	8.12%	(1,088)	(21,405)	(20,317)
550,000 EUR	5.88%	1Y/6M	10/17/2031	Citibank N.A.	605,000	8.46%	(495)	(29,112)	(28,617)
400,000 EUR	3.65%	1Y/6M	11/19/2029	Citibank N.A.	440,600	6.02%	200	(13,489)	(13,689)
350,000 EUR	6.38%	1Y/6M	04/11/2031	Citibank N.A.	392,700	9.37%	(122)	20,282	20,404
680,000 EUR	3.13%	1Y/6M	05/15/2027	Citibank N.A.	735,080	4.32%	(339)	(75,703)	(75,364)
550,000 EUR	3.68%	1Y/6M	06/03/2026	Citibank N.A.	604,450	4.79%	(467)	(47,422)	(46,955)
740,000 EUR	3.50%	1Y/6M	06/16/2027	Citibank N.A.	839,530	4.74%	629	(35,123)	(35,752)
362,000 EUR	2.00%	1Y/6M	09/30/2030	Citibank N.A.	429,332	3.47%	(109)	5,011	5,120
168,000 EUR	2.00%	1Y/6M	09/30/2030	Citibank N.A.	198,408	3.43%	50	711	661
500,000 EUR	9.75%	1Y/6M	06/26/2024	Citibank N.A.	602,000	10.88%	(100)	29,595	29,695
1,000,000 EUR	5.50%	1Y/6M	02/19/2025	Citibank N.A.	1,214,500	6.71%	(700)	34,315	35,015
1,000,000 EUR	8.75%	6M/6M	06/16/2026	JP Morgan Chase Bank N.A.	1,218,000	10.22%	300	83,451	83,151

Total OTC Cross Currency Swaps							$(2,766)	$(11,018)	$(8,252)

OTC – Interest Rate Swap

COUNTER- PARTY	NOTIONAL AMOUNT	FUND RECEIVES/ PAYS FLOATING RATE	FLOATING RATE INDEX	ANNUAL FIXED RATE	FREQUENCY OF FUND RECEIPT/ PAYMENT	MATURITY DATE	UPFRONT PREMIUMS PAID/ (RECEIVED)	VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
Bank of America N.A.	BRL 18,084,492	Pay	BRL-CDI	5.88%	At Maturity	01/02/2023	$—	$39,874	$39,874

OTC Credit Default Swaps – Sell Protection(1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED DEPRECIATION
Brazil Government International Bond	1.00%	3M	12/20/2026	Morgan Stanley & Co.	2,230,000	2,230,000	$(44,805)	$(75,131)	$(30,326)
Brazil Government International Bond	1.00%	3M	12/20/2026	JPMorgan Chase Bank N.A.	1,110,000	1,110,000	(59,071)	(63,104)	(4,033)
Colombia Government International Bond	1.00%	3M	12/20/2026	Morgan Stanley & Co.	1,530,000	1,530,000	(65,480)	(77,641)	(12,161)
Indonesia Government International Bond	1.00%	3M	12/20/2026	Citibank N.A.	3,080,000	3,080,000	32,695	29,559	(3,136)
Mexico Government International Bond	1.00%	3M	12/20/2026	Morgan Stanley & Co.	2,445,000	2,445,000	14,693	(1,180)	(15,873)

Total OTC Credit Default Swaps							$(121,968)	$(187,497)	$(65,529)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter
PIK	Payment-in-kind
BCM	Bloomberg proprietary Credit Model

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

September 30, 2021

	SHARES	COST	FAIR VALUE
Equities — 94.9%*:

Common Stocks — 94.9%*:

Communication Services — 9.6%*:
Mail.Ru Group Ltd.(a),(b)	5,891	$145,728	$121,237
NetEase, Inc.(b)	1,528	149,644	130,491
PT Telekomunikasi Indonesia Persero Tbk(b)	634,000	169,625	163,456
Tencent Holdings Ltd.(b)	13,400	556,162	794,224

Total Communication Services	654,819	1,021,159	1,209,408

Consumer Discretionary — 14.3%*:
Alibaba Group Holding Ltd.(a),(b)	2,043	353,963	302,466
Hyundai Motor Co.(b)	1,060	230,603	179,054
JD.com, Inc.(a),(b)	3,262	296,173	235,647
Li Auto, Inc.(a),(b)	2,173	70,440	57,128
Meituan(a),(b),(c)	8,300	315,692	262,925
Prosus NV(b)	1,548	124,542	123,708
Samsonite International SA(a),(b),(c)	96,900	206,895	209,119
Topsports International Holdings Ltd.(b),(c)	189,000	224,491	216,079
Yum China Holdings, Inc.(b)	3,628	212,912	210,823

Total Consumer Discretionary	307,914	2,035,711	1,796,949

Consumer Staples — 4.0%*:
Atacadao SA(b)	36,000	130,639	117,405
CP ALL Public Company Limited(b)	89,200	185,278	167,407
Natura & Co. Holding SA(a),(b)	13,100	128,985	109,621
X5 Retail Group NV(b)	3,532	134,034	114,684

Total Consumer Staples	141,832	578,936	509,117

Energy — 3.9%*:
Reliance Industries Ltd.(b),(c)	7,307	241,603	497,607

Financials — 21.5%*:
AIA Group Ltd.(b)	21,000	174,125	242,651
Axis Bank Ltd.(a),(b)	4,245	212,873	216,919
B3 SA – Brasil Bolsa Balcao(b)	57,321	135,087	134,099
BB Seguridade Participacoes SA(b)	29,900	132,109	109,536
China Construction Bank Corp.(b)	394,000	323,072	282,417
Grupo Financiero Banorte SAB de CV(b)	33,227	182,431	212,950
Hana Financial Group, Inc.(b)	8,102	278,900	317,511
HDFC Bank Ltd.(b)	6,237	290,658	455,862
Ping An Bank Co. Ltd.(b)	50,300	164,300	139,563
Ping An Insurance Group Co. of China Ltd.(b)	30,500	284,884	208,632
PT Bank Negara Indonesia Persero Tbk(b)	443,700	218,213	166,630
Sberbank of Russia PJSC(b)	11,527	149,452	216,131

Total Financials	1,090,059	2,546,104	2,702,901

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

	SHARES	COST	FAIR VALUE

Common Stocks (continued)

Industrials — 1.8%*:
NARI Technology Co. Ltd.(b)	40,800	$139,939	$226,724

Information Technology — 27.4%*:
Hon Hai Precision Industry Co. Ltd.(b)	52,000	201,444	195,976
Infosys Ltd.(b)	14,099	121,697	313,703
Luxshare Precision Industry Co. Ltd.(b)	21,900	178,302	121,020
MediaTek, Inc.(b)	6,000	93,974	194,900
Powertech Technology, Inc.(b)	44,000	139,191	165,037
Samsung Electronics Co. Ltd.(b)	16,342	664,502	1,022,755
Sunny Optical Technology Group Co. Ltd.(b)	5,400	62,423	142,064
Taiwan Semiconductor Manufacturing Co. Ltd.(b)	52,000	432,977	1,082,536
United Microelectronics Corp.(b)	93,000	180,841	213,636

Total Information Technology	304,741	2,075,351	3,451,627

Materials — 5.6%*:
Anglo American plc(b)	7,424	148,406	262,716
China Resources Cement Holdings Ltd.(b)	156,000	182,259	150,496
LG Chem Ltd.(b)	438	138,261	287,068

Total Materials	163,862	468,926	700,280

Real Estate — 2.3%*:
China Resources Land Ltd.(b)	36,000	121,453	151,914
Emaar Properties PJSC(b)	119,041	133,196	132,227

Total Real Estate	155,041	254,649	284,141

Utilities — 4.5%*:
China Longyuan Power Group Corp. Ltd.(b)	112,000	106,517	276,811
ENN Natural Gas Co. Ltd.(b)	41,900	126,214	118,526
Kunlun Energy Co. Ltd.(b)	160,000	148,587	166,893

Total Utilities	313,900	381,318	562,230

Total Common Stocks	3,180,275	9,743,696	11,940,984

Total Equities	3,180,275	9,743,696	11,940,984

Total Investments	3,180,275	9,743,696	11,940,984

Other assets and liabilities – 5.1%*			639,240

Net Assets – 100.0%			$12,580,224

*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2021

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	33.3%
Taiwan	15.5%
Republic of Korea	15.1%
India	12.4%
Hong Kong	5.6%
Brazil	4.0%
Russia	3.8%
Indonesia	2.8%
South Africa	2.2%
Mexico	1.8%
Thailand	1.4%
United Arab Emirates	1.1%
Netherlands	1.0%

Total	100.0%

(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2021, the Trust consists of six funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). Each Fund, other than Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, is a “diversified” investment company. Global Credit Income Opportunities Fund and Global Floating Rate Fund commenced operations on September 16, 2013. Active Short Duration Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. U.S. High Yield Fund commenced operations on October 30, 2015. Global Emerging Markets Equity Fund commenced operations on September 17, 2018. Active Short Duration Bond Fund and U.S. High Yield Fund are not covered by this report.

The Trust’s Board of Trustees has approved the reorganization of each Fund into certain series MassMutual Funds that are advised by an affiliate of Barings LLC (the “Adviser”) and are sub-advised by the Adviser. Each proposed reorganization is subject to approval by the shareholders of each Fund and is expected to occur in early December 2021. No assurance can be given that the reorganizations will occur. None of the proposed reorganizations is contingent upon any other proposed reorganization.

The Adviser, a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings International Investment Limited (“BIIL”), a private limited company incorporated under the laws of England, serves as a sub-adviser with respect to European investments for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Global Emerging Markets Equity Fund is to seek to achieve long-term capital growth.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BIIL to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Global Emerging Markets Equity Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issues that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of September 30, 2021. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker on open futures contracts, cash collateral held at broker on open forward foreign currency exchange contracts and cash collateral held at broker on open swap contracts are determined using Level 1 inputs as of September 30, 2021.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

The following is a summary of the inputs used as of September 30, 2021 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$301,218	$649,433	$779,954	$1,730,605
Warrant	–	28,801	–	28,801

Total Equities	301,218	678,234	779,954	1,759,406

Fixed Income:
Bank Loans	–	375,545,529	692,970	376,238,499
Corporate Bonds	–	16,726,021	0	16,726,021

Total Fixed Income	–	392,271,550	692,970	392,964,520

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	1,981,189	–	1,981,189

Total	$301,218	$394,930,973	$1,472,924	$396,705,115

Total Investments	$301,218	$394,930,973	$1,472,924	$396,705,115

***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2021 is not presented.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of September 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF SEPTEMBER 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT
Equities

CTI Foods Holding Co, LLC	$469,426	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million; 15% discount rate

Travelex Topco Ltd.	$–	Zero Value	Valued at zero

Don Jersey Topco Ltd.	$305,406	Transaction Price	$1.04; Trade Price

Boomerang Tube LLC	$–	Zero Value	Valued at zero

Fieldwood Energy LLC	$–	Zero Value	Valued at zero

Fieldwood Energy LLC	$–	Zero Value	Valued at zero

Sabine Oil & Gas LLC	$5,122	Withholding Tax Reclaim	Residual Cash

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

TYPE OF ASSETS	FAIR VALUE AS OF SEPTEMBER 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT
Bank Loans

CTI Foods Holding Co, LLC, 6M LIBOR + 9.000%	$195,979	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million;: 15% discount rate

CTI Foods Holding Co, LLC, 6M LIBOR + 7.000%	$315,645	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million;: 15% discount rate

Boomerang Tube LLC	$–	Zero Value	Valued at zero

Naviera Armas SA, Term Loan A	$67,920	Transaction Price	Cost less OID

Naviera Armas SA, Term Loan B	$12,843	Transaction Price	Cost less OID

Naviera Armas SA, Term Loan C	$100,583	Transaction Price	Cost less OID
Corporate Bonds

Galapagos S.A	$–	Zero Value	Valued at zero

Travelex Financing plc	$–	Zero Value	Valued at zero

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$1,042,365	$582,667	$396,270	$2,021,302
Warrant	–	84,583	–	84,583

Total Equities	1,042,365	667,250	396,270	2,105,885

Fixed Income:
Asset-Backed Securities	–	17,115,294	–	17,115,294
Bank Loans	–	79,129,757	303,340	79,433,097
Corporate Bonds	–	72,466,092	0	72,466,092

Total Fixed Income	–	168,711,143	303,340	169,014,483

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	1,245,224	–	1,245,224

Total	$1,042,365	$170,623,617	$699,610	$172,365,592

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(44,625)	–	(44,625)

Total Investments	$1,042,365	$170,578,992	$699,610	$172,320,967

***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2021 is not presented.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of September 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF SEPTEMBER 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT
Equities

Innovation Group	$–	Zero Value	Valued at zero

Travelex Topco Ltd.	$–	Zero Value	Valued at zero

Don Jersey Topco Ltd.	$268,441	Transaction Price	$1.04; Trade Price

Boomerang Tube LLC	$–	Zero Value	Valued at zero

Fieldwood Energy LLC	$–	Zero Value	Valued at zero

Fieldwood Energy LLC	$–	Zero Value	Valued at zero

Fieldwood Energy LLC	$27,543	Transaction Price	$55.53; Trade Price

Tourmaline Oil Corp.	$97,073	Withholding Tax Reclaim	Residual cash
Bank Loans

Innovation Group plc (The)	$93,694	Transaction Price	Priced at restructure cost

Innovation Group plc (The)	$40,762	Transaction Price	Priced at restructure cost

Innovation Group plc (The)	$38,306	Transaction Price	Priced at restructure cost

Innovation Group plc (The)	$40,279	Transaction Price	Priced at restructure cost

Boomerang Tube LLC	$–	Zero Value	Valued at zero

Naviera Armas, Term Loan A	$33,920	Transaction Price	Cost less OID

Naviera Armas, Term Loan B	$6,400	Transaction Price	Cost less OID

Naviera Armas, Term Loan C	$49,979	Transaction Price	Cost less OID

Corporate Bonds

Travelex Financing PLC	$–	Zero Value	Valued at zero

Note that MModal, Inc. is not included in the table above as this position was priced using a broker quote which has been adjusted for subsequent cash receipts.

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

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September 30, 2021

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Fixed Income:
Corporate Bonds	$–	$66,885,091	$686,803	$67,571,894
Foreign Government	–	65,075,333	–	65,075,333

Total Fixed Income	–	131,960,424	686,803	132,647,227

Purchased Options:
Call Options Purchased	–	13	–	13

Total Purchased Options	–	13	–	13

Derivative Securities:
Centrally Cleared Interest Rate Swaps*	–	302,288	–	302,288
Forward Foreign Currency Exchange Contracts	–	2,006,191	–	2,006,191
Futures*	108,375	–	–	108,375
OTC – Credit Default Swaps	–	29,559	–	29,559
OTC – Cross Currency Swaps	–	211,236	–	211,236
OTC – Interest Rate Swaps	–	39,874	–	39,874

Total Derivative Securities	108,375	2,589,148	–	2,697,523

Total	$108,375	$134,549,585	$686,803	$135,344,763

Liabilities:
Derivative Securities:
Call Options Written	–	(87,188)	–	(87,188)
Centrally Cleared Interest Rate Swaps*	–	(1,578,010)	–	(1,578,010)
Forward Foreign Currency Exchange Contracts	–	(1,886,454)	–	(1,886,454)
OTC – Credit Default Swaps	–	(217,056)	–	(217,056)
OTC – Cross Currency Swaps	–	(222,254)	–	(222,254)

Total Derivative Securities	–	(3,990,962)	–	(3,990,962)

Total Investments	$108,375	$130,558,623	$686,803	$131,353,801

*	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.
***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2021 is not presented.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of September 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF SEPTEMBER 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT
Foreign Government

European Bank for Reconstruction and Development 10/29/22	$381,559	Broker Quote	$31.80: Broker quote depth of 1

International Bank for Reconstruction and Development 11/22/21	$305,244	Broker Quote	$31.80; Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Global Emerging Markets Equity Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$11,940,984	$–	$–	$11,940,984

Total Equities	11,940,984	–	–	11,940,984

Total	$11,940,984	$–	$–	$11,940,984

Total Investments	$11,940,984	$–	$–	$11,940,984

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

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September 30, 2021

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At September 30, 2021, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has evaluated the impact of ASU 2017-08 and has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables – Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of September 30, 2021, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund, except Global Emerging Markets Equity Fund, declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a

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September 30, 2021

distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

Certain Funds may receive or pay fees associated with investment in bank loans. These fees are recorded as income when received by the Funds and are shown as Net bank loan fee income on the Statements of Operations. These fees include all associated income and expenses, including but not limited to consent fee income, amendment fees, associated closing fees and other fees associated with the processing and maintenance of these types of loans.

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of September 30, 2021, the following Funds had unfunded loan commitments:

FUND	SECURITY	PAR AMOUNT
Global Floating Rate Fund	DG Investment Intermediate Holdings 2, Inc.	$14,451
Global Floating Rate Fund	Fluid-Flow Products, Inc.	$4,932
Global Floating Rate Fund	Naviera Armas SA	$9,136
Global Floating Rate Fund	Pro Mach Group	$144,897
Global Floating Rate Fund	Sovos Compliance, LLC	$78,840
Global Floating Rate Fund	Trident TPI Holdings, Inc.	$114,229
Global Credit Income Opportunities Fund	Naviera Armas SA	$4,568
Global Credit Income Opportunities Fund	Sovos Compliance, LLC	$53,227

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended September 30, 2021, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, cross currency swaps, credit default swaps, interest rate swaps, purchased options and written options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of September 30, 2021:

Global Floating Rate Fund

ASSET DERIVATIVES	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$1,981,189	$–	$–	$–	$1,981,189

REALIZED GAIN (LOSS)
Forward Foreign Currency Exchange Contracts(h)	$2,344,620	$–	$–	$–	$2,344,620

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
Forward Foreign Currency Exchange Contracts(m)	$(160,578)	$–	$–	$–	$(160,578)

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September 30, 2021

Global Credit Income Opportunities Fund
ASSET DERIVATIVES	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$1,245,224	$–	$–	$–	$1,245,224

LIABILITY DERIVATIVES
Forward Foreign Currency Exchange Contracts(b)	$(44,625)	$–	$–	$–	$(44,625)

REALIZED GAIN (LOSS)
Forward Foreign Currency Exchange Contracts(h)	$1,600,141	$–	$–	$–	$1,600,141

Total	$1,600,141	$–	$–	$–	$1,600,141

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)

Forward Foreign Currency Exchange Contracts(m)	$(272,272)	$–	$–	$–	$(272,272)

Total	$(272,272)	$–	$–	$–	$(272,272)

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$2,006,191	$–	$–	$–	$2,006,191
Futures Contracts(c)	–	108,375	–	–	108,375
Purchased Options(f)	13	–	–	–	13
OTC Swap Contracts(d)	211,236	39,874	29,559	–	280,669
Centrally Cleared Swap Contracts(e)	–	302,288	–	–	302,288

	$2,217,440	$450,537	$29,559	$–	2,697,536

LIABILITY DERIVATIVES
Forward Foreign Currency Exchange Contracts(b)	$(1,886,454)	$–	$–	$–	$(1,886,454)
Written Options(g)	(87,188)	–	–	–	(87,188)
OTC Swap Contracts(d)	(222,254)	–	(217,056)	–	(439,310)
Centrally Cleared Swap Contracts(e)	–	(1,578,010)	–	–	(1,578,010)

Total	$(2,195,896)	$(1,578,010)	$(217,056)	$–	$(3,990,962)

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

REALIZED GAIN (LOSS)	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(h)	$1,601,304	$–	$–	$–	$1,601,304
Futures Contracts(i)	–	(320,073)	–	–	(320,073)
Swap Contracts(j)	582	(89,370)	123,641	–	34,853
Purchased Options(k)	(2,533)	–	–	–	(2,533)
Written Options(l)	318,059	–	–	–	318,059

Total	$1,917,412	$(409,443)	$123,641	$–	$1,631,610

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
Forward Foreign Currency Exchange Contracts(m)	$(1,780,492)	$–	$–	$–	$(1,780,492)
Futures Contracts(n)	–	245,449	–	–	245,449
Swap Contracts(o)	323,714	(927,064)	(134,852)	–	(738,202)
Purchased Options(p)	(30,408)	–	–	–	(30,408)
Written Options(q)	(215,015)	–	–	–	(215,015)

Total	$(1,702,201)	$(681,615)	$(134,852)	$–	$(2,518,668)

Global Emerging Markets Equity Fund

REALIZED GAIN (LOSS)	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(h)	$1,481	$–	$–	$–	$1,481

(a)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(b)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(c)

Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(d)	Statements of Assets and Liabilities location: Swap contracts, at fair value.
(e)

Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(f)	Statements of Assets and Liabilities location: Investments, at fair value.
(g)	Statements of Assets and Liabilities location: Written options, at fair value.
(h)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(i)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(j)	Statements of Operations location: Net realized gain on swap contracts.
(k)	Statements of Operations location: Net realized gain (loss) on purchased options.
(l)	Statements of Operations location: Net realized gain (loss) on written options.
(m)	Statements of Operations location: Net change in unrealized appreciation on forward foreign currency exchange contracts.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

(n)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts.
(o)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts.
(p)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on purchased option contracts.
(q)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on written options.

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS, OR SHARES/UNITS*
FUND NAME	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS	FUTURES CONTRACTS	OTC SWAP CONTRACTS	CENTRALLY CLEARED SWAP CONTRACTS	PURCHASED OPTIONS	WRITTEN OPTIONS
GLOBAL FLOATING RATE FUND	$85,910,782	–	$–	$–	$–	$–
GLOBAL CREDIT INCOME OPPORTUNITIES FUND	$56,055,674	–	$–	$–	$–	$–
EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	$160,673,069	13	$25,997,187	$78,797,231	$14,639,401	$34,336,405
GLOBAL EMERGING MARKETS EQUITY FUND	$62,831	–	$–	$–	$–	$–

*

Amount(s) disclosed represent average number of contracts for futures contracts and notional amounts for forward contracts, swap contracts and purchased/written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended September 30, 2021.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,981,189	$–	$1,981,189

Total	$1,981,189	$–	$1,981,189

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Canadian Imperial Bank of Commerce	$1,586,854	$–	$(1,530,000)	$56,854
Morgan Stanley & Co.	394,335	–	—	394,335

Total	$1,981,189	$–	$(1,530,000)	$451,189

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of September 30, 2021.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,245,224	$—	$1,245,224

Total	$1,245,224	$—	$1,245,224

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Bank of America N.A.	$983,021	$–	$(910,000)	$73,021
Barclays Bank plc	227,634	(20)	(227,614)	–
Citibank N.A.	13,998	–	–	13,998
Goldman Sachs & Co.	421	(52)	–	369
JPMorgan Chase Bank N.A.	7	–	–	7
Morgan Stanley & Co.	20,143	(9,670)	–	10,473

Total	$1,245,224	$(9,742)	$(1,137,614)	$97,868

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of September 30, 2021.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$44,625	$—	$44,625

Total	$44,625	$—	$44,625

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
Barclays Bank plc	$20	$(20)	$–	$–
Canadian Imperial Bank of Commerce	34,883	–	–	34,883
Goldman Sachs & Co.	52	(52)	–	–
Morgan Stanley & Co.	9,670	(9,670)	–	–

Total	$44,625	$(9,742)	$–	$34,883

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of September 30, 2021.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,006,191	$–	$2,006,191
Purchased Options	13	–	13
Swap Contracts	280,669	–	280,669

Total	$2,286,873	$–	$2,286,873

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED(a)	NET AMOUNT(b)
Bank of America N.A.	$215,596	$(215,596)	$–	$–
Barclays Bank plc	28,673	(3)	–	28,670
BNP Paribas S.A.	16,632	(16,632)	–	–
Citibank N.A.	724,581	(724,581)	–	–
Goldman Sachs & Co.	375,475	(58,872)	(280,000)	36,603
HSBC Bank USA	37,572	–	–	37,572
JPMorgan Chase Bank N.A.	710,636	(710,636)	–	–
Morgan Stanley & Co.	130,152	(130,152)	–	–
Standard Chartered Bank	47,556	–	–	47,556

Total	$2,286,873	$(1,856,472)	$(280,000)	$150,401

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of September 30, 2021.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,886,454	$–	$1,886,454
Swap Contracts	439,310	–	439,310
Written Options	87,188	–	87,188

Total	$2,412,952	$–	$2,412,952

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED(a)	NET AMOUNT(b)
Bank of America N.A.	$513,955	$(215,596)	$(260,000)	$38,359
Barclays Bank plc	3	(3)	–	–
BNP Paribas S.A.	88,388	(16,632)	–	71,756
Canadian Imperial Bank of Commerce	7,948	–	–	7,948
Citibank N.A.	862,297	(724,581)	(137,716)	–
Goldman Sachs & Co.	58,872	(58,872)	–	–
JPMorgan Chase Bank N.A.	727,537	(710,636)	–	16,901
Morgan Stanley & Co.	153,952	(130,152)	–	23,800

Total	$2,412,952	$(1,856,472)	$(397,716)	$158,764

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of September 30, 2021.

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Global Emerging Markets Equity Fund	0.90% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Global Emerging Markets Equity Fund	1.15%	1.90%	0.90%	0.90%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2021 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BIIL manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, as allocated from time to time to BIIL. As compensation for its services, the Adviser (not the Funds) pays to BIIL sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global Emerging Markets Equity Fund	0.70%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund and the Emerging Markets Debt Blended Total Return Fund. Such arrangements may be discontinued by the Adviser at any time.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of September 30, 2021.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds’ Class C shares may expend an aggregate amount, on an annual basis, not to exceed 1.00% of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the period ended September 30, 2021, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

	CLASS A	CLASS C
Global Credit Income Opportunities Fund	$–	$750

For the period ended September 30, 2021, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$13	$2,361
Global Credit Income Opportunities Fund	319	1,250
Emerging Markets Debt Blended Total Return Fund	380	1,377

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each calendar month pursuant to an agreement between SSB and the Funds. For the period ended September 30, 2021, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.06%
Global Credit Income Opportunities Fund	0.09%
Emerging Markets Debt Blended Total Return Fund	0.13%
Global Emerging Markets Equity Fund	0.37%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the period ended September 30, 2021, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:
Global Floating Rate Fund	0.01%
Global Credit Income Opportunities Fund	0.01%
Emerging Markets Debt Blended Total Return Fund	0.03%
Global Emerging Markets Equity Fund	0.43%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax period from July 1, 2021 through September 30, 2021 was as follows:

	ORDINARY INCOME	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$3,229,705	$3,229,705
Global Credit Income Opportunities Fund	2,460,774	2,460,774
Emerging Markets Debt Blended Total Return Fund	1,794,022	1,794,022
Global Emerging Markets Equity Fund	126,444	126,444

The tax character of dividends paid to shareholders during the tax year ended June 30, 2021 was as follows:

	ORDINARY INCOME	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$9,673,175	$9,673,175
Global Credit Income Opportunities Fund	9,100,007	9,100,007
Emerging Markets Debt Blended Total Return Fund	6,114,370	6,114,370
Global Emerging Markets Equity Fund	105,458	105,458

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

The tax character of dividends paid to shareholders during the tax year ended June 30, 2020 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$10,225,052	$438,706	$2,165,048	$12,828,806
Global Credit Income Opportunities Fund	9,585,231	–	1,452,704	11,037,935
Emerging Markets Debt Blended Total Return Fund	3,530,108	–	–	3,530,108
Global Emerging Markets Equity Fund	311,500	21,100	15,138	347,738

As of September 30, 2021, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	LATE YEAR ORDINARY AND POST OCTOBER CAPITAL LOSS DEFERRALS	CAPITAL LOSS CARRYFORWARDS	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS
Global Floating Rate Fund	$870,852	$–	$–	$(10,291,851)	$(2,057,513)	$(11,478,512)
Global Credit Income Opportunities Fund	411,252	–	–	(16,593,645)	(1,643,893)	(17,826,286)
Emerging Markets Debt Blended Total Return Fund[1]	1,653,312	1,232,813	–	–	(3,547,009)	(660,884)
Global Emerging Markets Equity Fund[2]	42,746	256,441	–	(80,156)	2,196,881	2,415,912

1.	Includes undistributed balances from June 30, 2021 as follows: Undistributed Ordinary Income of 1,332,658 and Undistributed Long-Term Capital Gains of 1,232,813.
2.	Includes undistributed balances from June 30, 2021 as follows: Undistributed Long-Term Capital Gains of 256,441.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

On September 30, 2021, the following funds had capital loss carryforwards available to be offset against future net capital gains as follows:

	UNLIMITED - SHORT TERM	UNLIMITED - LONG TERM
Global Floating Rate Fund	$1,019,835	$9,272,016
Global Credit Income Opportunities Fund	4,721,956	11,871,689
Global Emerging Markets Equity Fund	80,156	–

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

As of September 30, 2021, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$396,990,386	$3,639,551	$(5,906,011)	$(2,266,460)
Global Credit Income Opportunities Fund	172,819,882	5,381,219	(7,080,804)	(1,699,515)
Emerging Markets Debt Blended Total Return Fund	135,937,354	2,779,417	(6,069,530)	(3,290,113)
Global Emerging Markets Equity Fund	9,744,077	2,877,484	(680,577)	2,196,907

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and partnership book-tax differences.

Permanent items identified during the fiscal period from July 1 through September 30, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	TOTAL DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS	PAID-IN CAPITAL
Global Credit Income Opportunities Fund	$(2,080)	$2,080
Emerging Markets Debt Blended Total Return Fund	(1,102)	1,102

The permanent differences are primarily attributable to perpetual bond adjustments.

8. Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the period ended September 30, 2021 were as follows:

	PURCHASES	SALES
Global Floating Rate Fund	$80,417,150	$32,358,791
Global Credit Income Opportunities Fund	28,175,610	50,962,373
Emerging Markets Debt Blended Total Return Fund	34,299,725	12,141,086
Global Emerging Markets Equity Fund	965,296	1,204,154

9.	Common Stock

Transactions in common stock for the period ended September 30, 2021 were as follows:

Global Floating Rate Fund

	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)		FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	925,921	$8,692,667	880,372	$8,206,644	937,310	$8,607,970
Shares sold through reinvestments of distributions	39,996	375,441	158,053	1,438,141	235,705	2,102,247
Shares redeemed	(145,873)	(1,368,826)	(556,403)	(5,053,635)	(1,685,551)	(14,925,227)

Net increase (decrease)	820,044	$7,699,282	482,022	$4,591,150	(512,536)	$(4,215,010)

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)		FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS C	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	57,911	$540,925	525,854	$4,906,921	116,238	$1,052,227
Shares sold through reinvestments of distributions	4,150	38,790	21,445	194,007	35,471	315,149
Shares redeemed	(56,863)	(531,935)	(591,926)	(5,513,007)	(258,409)	(2,260,008)

Net increase (decrease)	5,198	$47,780	(44,627)	$(412,079)	(106,700)	$(892,632)

CLASS I
Shares sold	744,681	$7,000,000	2,097,015	$19,670,000	2,860,215	$26,600,000
Shares sold through reinvestments of distributions	61,864	581,952	195,755	1,790,541	218,857	1,946,913
Shares redeemed	–	–	–	–	(1,987,129)	(18,392,138)

Net increase	806,545	$7,581,952	2,292,770	$21,460,541	1,091,943	$10,154,775

CLASS Y
Shares sold	6,444,419	$60,566,177	17,946,963	$167,251,231	7,795,746	$69,865,024
Shares sold through reinvestments of distributions	192,129	1,805,448	543,740	4,983,018	679,977	6,079,583
Shares redeemed	(2,668,180)	(25,074,977)	(6,613,341)	(60,333,693)	(13,429,756)	(117,551,528)

Net increase (decrease)	3,968,368	$37,296,648	11,877,362	$111,900,556	(4,954,033)	$(41,606,921)

(1)	The Fund changed its fiscal year end to September 30

Global Credit Income Opportunities Fund

	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)		FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	4,792,651	$43,343,296	553,579	$4,930,649	296,398	$2,525,056
Shares sold through reinvestments of distributions	55,390	500,841	114,633	970,410	299,001	2,528,159
Shares redeemed	(80,623)	(729,633)	(5,097,722)	(42,911,224)	(821,303)	(6,756,723)

Net increase (decrease)	4,767,418	$43,114,504	(4,429,510)	$(37,010,165)	(225,904)	$(1,703,508)

CLASS C
Shares sold	14,122	$127,604	390,924	$3,504,684	124,636	$1,042,537
Shares sold through reinvestments of distributions	5,942	53,695	34,971	303,090	43,353	365,771
Shares redeemed	(9,983)	(90,433)	(694,144)	(6,191,121)	(204,465)	(1,662,882)

Net increase (decrease)	10,081	$90,866	(268,249)	$(2,383,347)	(36,476)	$(254,574)

CLASS I
Shares sold	–	$–	–	$–	–	$–
Shares sold through reinvestments of distributions	8,505	76,887	47,607	412,669	54,613	461,023
Shares redeemed	(1,667,460)	(15,119,920)	(334,075)	(3,000,000)	–	–

Net increase (decrease)	(1,658,955)	$(15,043,033)	(286,468)	$(2,587,331)	54,613	$461,023

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)		FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	504,924	$4,531,695	10,783,817	$93,589,018	7,193,613	$61,134,702
Shares sold through reinvestments of distributions	112,594	1,017,752	547,556	4,796,138	596,969	5,088,941
Shares redeemed	(6,914,061)	(62,519,660)	(3,351,010)	(28,832,791)	(11,225,790)	(91,307,876)

Net increase (decrease)	(6,296,543)	$(56,970,213)	7,980,363	$69,552,365	(3,435,208)	$(25,084,233)

(1)	The Fund changed its fiscal year end to September 30

Emerging Markets Debt Blended Total Return Fund

	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)		FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	209,571	$2,264,546	1,118,711	$12,167,538	607,596	$5,629,686
Shares sold through reinvestments of distributions	18,623	200,241	68,937	750,144	13,820	134,714
Shares redeemed	(152,197)	(1,637,736)	(214,401)	(2,335,100)	(43,542)	(434,004)

Net increase	75,997	$827,051	973,247	$10,582,582	577,874	$5,330,396

CLASS C
Shares sold	12,657	$137,700	30,987	$341,675	14,324	$146,900
Shares sold through reinvestments of distributions	510	5,485	1,686	18,303	761	7,490
Shares redeemed	(282)	(3,033)	(12,144)	(131,411)	(19,419)	(203,101)

Net increase (decrease)	12,885	$140,152	20,529	$228,567	(4,334)	$(48,711)

CLASS I
Shares sold	–	$–	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–	–	–
Shares redeemed	–	–	(1,396,653)	(15,202,990)	(984,551)	(9,800,000)

Net increase (decrease)	–	$–	(1,396,653)	$(15,202,990)	(984,551)	$(9,800,000)

CLASS Y
Shares sold	2,548,598	$27,584,086	9,356,613	$102,268,877	2,290,494	$22,372,983
Shares sold through reinvestments of distributions	138,981	1,494,381	332,267	3,614,361	51,572	505,175
Shares redeemed	(754,794)	(8,146,882)	(2,776,558)	(30,155,328)	(1,698,477)	(16,775,383)

Net increase	1,932,785	$20,931,585	6,912,322	$75,727,910	643,589	$6,102,775

(1)	The Fund changed its fiscal year end to September 30

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

Global Emerging Markets Equity Fund

	FOR THE PERIOD FROM JULY 1, 2021 THROUGH SEPTEMBER 30, 2021(1)		FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–	–	–
Shares redeemed	–	–	–	–	–	–

Net increase	–	$–	–	$–	–	$–

CLASS C
Shares sold	–	$–	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–	–	–
Shares redeemed	–	–	–	–	–	–

Net increase	–	$–	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–	–	–
Shares redeemed	–	–	–	–	–	–

Net increase	–	$–	–	$–	–	$–

CLASS Y
Shares sold	8,894	$112,500	5,547	$74,500	–	$–
Shares sold through reinvestments of distributions	53	699	–	–	–	–
Shares redeemed	(636)	(8,000)	–	–	–	–

Net increase	8,311	$105,199	5,547	$74,500	–	$–

(1)	The Fund changed its fiscal year end to September 30

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $150,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight Bank Funding Rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount.

For the period ended September 30, 2021, the Funds did not utilize the Facility Amount.

11.	Indemnifications

Under the Funds’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds have entered into contracts with service providers which may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

12.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the fiscal year ended September 30, 2021, the Funds paid their Trustees’ aggregate remuneration of $57,102. During the fiscal year, the Funds did not pay any compensation to any of their Trustees who are

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2021

“interested persons” (as defined by the 1940 Act) of the Funds. All of the Funds’ officers are employees of the Adviser. Pursuant to the Agreement, the Funds do not compensate their officers who are employees of the Adviser (except for the Chief Compliance Officer of the Funds unless assumed by the Adviser). For the fiscal year ended September 30, 2021, the Adviser paid the compensation of the Chief Compliance Officer of the Funds. The Funds did not make any payments to the Adviser for the fiscal year ended September 30, 2021, other than the amounts payable to the Adviser pursuant to the Agreement.

13. Risks

Impacts of Covid-19

The pandemic related to the global spread of novel coronavirus disease (Covid-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the fund’s investments and the fund’s performance.

14. LIBOR

In January 2021, FASB issued Accounting Standards Update 2021-01 – Reference Rate Reform (Topic 848) – Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 – Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

15.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to September 30, 2021 through November 29, 2021, the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2021 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Barings Funds Trust and Shareholders of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Barings Funds Trust comprising the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund (collectively, the “Funds”), including the schedules of investments, as of September 30, 2021, the related statements of operations for the period from July 1, 2021 through September 30, 2021 and for the year ended June 30, 2021, the statements of changes in net assets for the period from July 1, 2021 through September 30, 2021 and for each of the two years in the period ended June 30, 2021, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Barings Funds Trust as of September 30, 2021, and the results of their operations for the period from July 1, 2021 through September 30, 2021 and for the year ended June 30, 2021, the changes in their net assets for the period from July 1, 2021 through September 30, 2021 and for each of the two years in the period ended June 30, 2021, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUND COMPRISING THE BARINGS FUNDS TRUST	FINANCIAL HIGHLIGHTS

Barings Global Emerging Markets Equity Fund	For the period from July 1, 2021 through September 30, 2021, year ended June 30, 2021, 2020, and period from September 17, 2018 (commencement of operations) through June 30, 2019

Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, and Barings Emerging Markets Debt Blended Total Return Fund	For the period from July 1, 2021 through September 30, 2021 and each of the five years in the period ended June 30, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits

Barings Funds Trust 2021 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

November 29, 2021

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Barings Funds Trust 2021 Annual Report

FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary distributions made during the fiscal year ended September 30, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

FUND	DRD%

Barings Global Emerging Markets Equity Fund	0.52%

The following Funds had qualified dividend income (“QDI”) received through September 30, 2021, as follows:

FUND	QDI

Barings Global Credit Income Opportunities Fund	$20,527

Barings Global Emerging Markets Equity Fund	$59,235

The following Funds paid foreign taxes during the fiscal year ended September 30, 2021 that are available as income tax credits:

FUND	FOREIGN TAX CREDIT

Barings Emerging Markets Debt Blended Total Return Fund	$8,633

Barings Global Emerging Markets Equity Fund	$11.817

The following Funds generated net foreign source income during the fiscal year ended September 30, 2021 as listed below:

FUND	FOREIGN SOURCE INCOME

Barings Emerging Markets Debt Blended Total Return Fund	$1,955,114

Barings Global Emerging Markets Equity Fund	$107,716

Barings Funds Trust 2021 Annual Report

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Barings, the Board appointed administrator of the Funds’ liquidity risk management program (LRMP), presented the first annual report on the program to the Trusts on August 7, 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through June 30, 2020. The report included a description of the annual liquidity assessment of the funds that Barings performed. The report noted that there were no compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classifying the Funds’ investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the Funds’ investments. Barings concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4. There can be no assurance that the program will achieve its objectives in the future.

Barings Funds Trust 2021 Annual Report

INTERESTED TRUSTEE

Information about Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-855-439-5459 or on the Funds’ website at http://www.barings.com/funds/mutual-funds.

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

David M. Mihalick* (48) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2020	Head of U.S. Public Fixed Income (since 2019), Head of U.S. High Yield (since 2017), Member of Global High Yield Allocation Committee (since 2017), Barings LLC.	9	Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since March 2021), Barings Capital Investment Corporation (business development company advised by Barings).

Barings Funds Trust 2021 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Rodney J. Dillman (69) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; and General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings).	7	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Chief Executive Officer (since 2018), National Math and Science Initiative; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; and Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since August 2021), Barings BDC, Inc. (business development company advised by Barings); Director (since August 2021), Barings Capital Investment Corporation (business development company advised by Barings); Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2016), Salient MLP & Energy Infrastructure Fund (mutual fund); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2008), U.S. Physical Therapy, Inc. (NYSE: USPH); Trustee (2015-2017) Forward Funds (open-end investment company); and Trustee (since 2011), Salient Midstream & MLP Fund (closed-end investment company).

Barings Funds Trust 2021 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Thomas W. Okel (59) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); and Trustee (since 2015), Horizon Funds (mutual fund complex).

Cynthia R. Plouché (64) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2017	Assessor (2014-2018), Moraine Township (property assessment); and Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	7	Trustee (since 2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); and Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Martin A. Sumichrast (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Chairman and Co-Chief Executive Officer (since 2016), Director (since 2015), cbdMD, Inc. (NYSE: YCBD; a consumer staples company specializing in CBD); Founder, Chief Executive Officer and Board Member (since 2020), Adara Acquisition Corporation (NYSE: ADRA); and Managing Director (since 2017), Sumichrast 2017 Family Trust (family office).	7	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Chairman and Director (2014-2017), Kure Corp. (retail).

Barings Funds Trust 2021 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Dan McGee (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2018	Managing Director (since 2013), Barings; and Managing Director (1992-2013), Principal Financial Group.

Carlene Pollock (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2016	Director (since 2015), Barings; Assistant Treasurer (2015-2016), Barings Funds Trust; Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (2013-2015), Corrum Capital Management (investment adviser); and Vice President (2008-2013), Bank of New York Mellon (third party administrator).

Elizabeth Murray (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2020	Managing Director (since 2020), Director (2018-2020), Barings; Treasurer (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Vice President of Financial Reporting (2012-2018), Triangle Capital Corporation.

Michael Cowart (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2020	Managing Director (since April 2021), Director (2018-2021), Barings; Chief Compliance Officer (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Compliance Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Chief Compliance Officer (since 2019), Barings Securities LLC; and Assistant General Counsel (2016-2018), LPL Financial (independent broker-dealer).

Barings Funds Trust 2021 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jill Dinerman (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2019	Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Assistant Secretary (2019-2020), Barings Funds Trust; Vice President, Secretary and Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Legal Officer (since 2020), Secretary (July 2020-October 2020), Assistant Secretary (2019-2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2018), Barings Securities LLC; Chief Legal Officer (since 2020), Barings BDC Finance I LLC; Chief Legal Officer (since 2020), Barings BDC Senior Funding I LLC; Non-Executive Director (since 2018), Baring International Investment Limited; Non-Executive Director (since May 2021), Baring Asset Management Limited; Non-Executive Director (since May 2021), Baring Investment Services Limited; Non-Executive Director (since May 2021), Barings (U.K.) Limited; Non-Executive Director (since May 2021), Barings Europe Limited.

Alexandra Pacini (28) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2020	Associate Director (since April 2021), Analyst (2017-2021), Barings; Assistant Secretary (since 2020), Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Assistant Secretary (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Assistant Secretary (since August 2021), Barings Capital Investment Corporation (business development company advised by Barings); and Legal Clerk (2015-2017), Bryan Cave LLP (law firm).

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE

This global privacy notice (“Privacy Notice”) applies to

∎	Barings LLC;

∎

Barings LLC’s affiliates, subsidiaries, and investment fund management entities (each management entity a “Manager”), which may respectively be based in the United States of America (the “USA”), United Kingdom (the “UK”), Switzerland, the European Union (the “EU”), Hong Kong S.A.R., the People’s Republic of China, Australia, South Korea, Taiwan, Japan and the Cayman Islands; and

∎	the respective investment funds and collective investment vehicles within the Barings family of funds (which may include funds that do not feature the Barings trade name) (each a “Fund”).

Collectively, these entities are “Barings” (“we”, “us”, “our”).

About this Privacy Notice

This Privacy Notice, which includes our Cookies Policy (to the extent applicable, a copy of which can be found at barings.com), is designed to help you understand our information collection practices depending on your relationship with us.

This Privacy Notice should be read in conjunction with any other applicable policies, terms and conditions in place between you and Barings.

Any term or provision contained in this Privacy Notice shall not apply to the extent it is incompatible with relevant applicable laws or regulations in the country or jurisdiction that applies to your Personal Data. The local addendum attached to this Privacy Notice sets out additional or different obligations and rights in a given country, state, or jurisdiction beyond the terms of this Privacy Notice. Where there is any inconsistency between the local addendum and the main body of this Privacy Notice, the relevant local addendum shall prevail.

The Barings entity that was originally responsible for collecting your Personal Data in a given country or jurisdiction will be your primary data controller. The relevant data controller(s) in a particular country or jurisdiction are set out in the relevant local addendum below. If your country or jurisdiction is not listed, your data controller will be Barings LLC.

Application of this Privacy Notice

Clients: If you interact with Barings as a private client or otherwise in your individual capacity, or in the capacity of an officer, employee, director and/or principal of one of our corporate or institutional clients (including prospective clients) (“Client”), this Privacy Notice sets out how Barings will collect and process Personal Data in connection with the services it provides you including its investment fund management services. Personal Data that we collect and process may include that of any Client including but not limited to registered shareholders or unitholders, applicants for shares or units, beneficial owners of registered shareholders or unitholders and applicants for shares or units, personal representatives, directors, officers, employees, agents, trustees and/or authorized signatories of registered shareholders or unitholders and applicants for shares or units (being natural persons) (“Corporate Individuals”) and other information relating to the dealings of Corporate Individuals with Manager or the Fund and/or their service providers.

Website Users: As regards any website or applications owned or operated by, or on behalf of, Barings, including (but not limited to) barings.com and any local variations that may be created from time to time (“Website”), if you are a user or visitor of a Website (“Website User”), this Privacy Notice also sets out how Barings collects and processes Personal Data in connection with those Websites.

Job Applicants: If you apply for a job with, or are later employed or otherwise appointed by, Barings, when applicable, we will provide you with a separate privacy notice about how we collect and process your Personal Data in connection with such appointment at that time.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

1. Definitions

We collect and process Personal Data in accordance with the requirements of the data protection laws (“Relevant Data Protection Laws”) applicable to the particular Personal Data at issue. The Relevant Data Protection Laws include the data protection or privacy laws of any country or jurisdiction applicable to the processing of Personal Data covered by this Privacy Notice.

“Personal Data” (or the equivalent term such as “personal information” under Relevant Data Protection Laws) means (to the extent applicable) any information: (i) held by Barings; (ii) held or obtained by the Manager or the Fund; or (iii) an individual provides to the Manager, the Fund or the Fund’s service provider, that can, in each case, identify an individual, such as name, address, email address, date of birth etc., from which that individual can be directly or indirectly personally identified, and includes information such as identification and account numbers and online identifiers, or otherwise has the meaning as set out in Relevant Data Protection Laws applicable to you.

Some of this Personal Data may include, where applicable, information classified in some jurisdictions as “Special Categories of Personal Data” (or equivalent terms such as “Sensitive Personal Data”, “sensitive information” or “sensitive personal information” under Relevant Data Protection Laws), relating to an individual’s race, ethnicity, health, political opinions, trade union membership, as well as Personal Data related to criminal matters.

“processing” means any operation or set of operations which is performed on Personal Data or on sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction, or otherwise has the meaning as set out in the applicable Relevant Data Protection Laws.

2. Personal Data collected and how we collect it

Barings will collect the following types of Personal Data, depending on your relationship with us:

∎

Identity information such as name, address, personal contact details (including email address and telephone numbers), date of birth, financial information, passport number, nationality, job title, driver’s license or identity card information; and

∎

Technical and usage information such as IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information).

Barings obtains your Personal Data from the following sources:

∎

Directly from you when you provide such information to us, for example, through your use of our Websites or other forms to receive our services (including our investment services), when you correspond with us or submit a complaint, or transact with us or our affiliates;

∎

From personnel of Clients, from non-affiliated sources (such as consumer or reporting agencies, government agencies, or other non-affiliated parties), or automatically through your use of our Websites; and

∎	Through Corporate Individuals, e.g. if you have engaged an advisor on your behalf.

If you are dealing with Barings as a Client, where the Manager or the Fund needs to process Personal Data: (i) in connection with a registered shareholder’s or unitholder’s contract with the Fund or Manager in respect of a Fund, (ii) in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, or (iii) where the Manager or the Fund has a legal obligation to collect certain Personal Data relating to a Corporate Individual (for example, in order to comply with anti-money laundering and anti-terrorist financing (collectively “AML”) obligations), the Manager or the Fund will not be able to deal with Client if such individual does not provide the necessary Personal Data and other information required by the Manager or the Fund.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

3. Purposes

If you are dealing with Barings as a Client, Barings will use the Personal Data of Corporate Individuals for the following purposes:

∎

For the purposes of performing the contract with a Client including registered shareholder or unitholder, or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, namely:

∎

for the purposes of providing services to the Client including registered shareholder or unitholder, and setting up and administering the Client’s or applicant’s or registered shareholder’s or unitholder’s account(s), as the case may be;

∎	for the collection of subscriptions and payment of redemptions, distributions and dividends;

∎	in the event of a merger or proposed merger of the Fund or any sub-fund of the Fund, or for any other restructurings; or

∎	to deal with queries or complaints from Clients including registered shareholders or unitholders;

∎	For compliance with Barings’ legal obligations including:

∎	AML and fraud prevention purposes, including OFAC and PEP screening for these purposes and to comply with UN, EU and other applicable sanctions regimes;

∎	compliance with applicable tax and regulatory reporting obligations;

∎	where Barings is ordered to disclose information by a court with appropriate jurisdiction; or

∎	recording of telephone calls and electronic communications in order to comply with applicable laws and regulatory obligations, where applicable;

∎	Where use is for a legitimate purpose of Barings including:

∎	for day to day operational and business purposes;

∎	to take advice from the Manager’s and the Fund’s external legal and other advisors;

∎	board reporting and management purposes, including where required, for quality assurance;

∎

investigation of complaints or reports, including via ethics or whistleblowing systems or reporting hotlines, relating to conduct which is contrary to Barings’ values or which may be in breach of applicable laws and regulations; or

∎	administering surveys and questionnaires, such as for research and client satisfaction purposes;

∎

Where a Corporate Individual has consented to use for a particular purpose. If a Corporate Individual gives consent for Barings to use their Personal Data for a particular purpose and where permitted under Relevant Data Protection Laws, that Corporate Individual has the right at any time to withdraw consent to the future use of his/her Personal Data for those purposes by writing to the address specified below.

If you are dealing with Barings as a Website User, Barings will use the Personal Data collected for the following purposes:

∎	For our internal business administration and record keeping purposes;

∎

To provide you with information about our investment products and related services, facilitate your online purchases, tailor or customize your user experience, and for all other administration as may be necessary in relation to the supply of our investment products and related services and the conduct of our investment management business;

∎	To respond to your complaints, inquiries or comments submitted through our Website;

∎	Where necessary, as part of any restructuring relating to Barings, its business or assets, or as part of a merger or sale of Barings or any of Barings’s subsidiaries;

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GLOBAL PRIVACY NOTICE (CONTINUED)

∎

For legal and regulatory compliance purposes, including as necessary to respond to governmental, regulatory or law enforcement agency requests in any jurisdiction; to ensure the continuing security and integrity of our systems, business dealings, reputation or the security and reputation of Barings and its staff; to identify misuse of Barings’s systems and any fraud or other illegal or unlawful activity or any other activity which is or may be contrary to our legal and regulatory compliance obligations;

∎	As may otherwise be necessary for responsible corporate governance or as otherwise required or permitted by applicable laws and/or regulations;

∎

To otherwise protect the rights and property of Barings and the rights, property, and health of other persons, which may include disclosing information about you to authorities when we deem it appropriate to do so; and

∎	To the extent applicable, for any other purpose for which we have obtained your consent from time to time as permitted and in accordance with Relevant Data Protection Laws.

Do-Not-Track: Please note that our Website does not recognize web browser “do-not-track” signals. For more information about our use of cookies and other online data collection mechanisms, please see our Cookies Policy located on barings.com.

To the extent required by Relevant Data Protection Laws, we will obtain your consent for any new or additional purposes for which Baring processes Personal Data.

Barings may also use your Personal Data to send you information about promotions and offers. However, we will not do so without your consent where required by Relevant Data Protection Laws. If you do not want to receive such information you can unsubscribe at any time by clicking the link at the bottom of any promotional message we send, or by contacting us using the contact details set out in this Privacy Notice.

4. International transfers

Personal Data may be transferred to a jurisdiction outside the country or jurisdiction in which you are resident or located and, if so, this will be done using a legitimate transfer mechanism as required under Relevant Data Protection Laws.

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question has in place data protection laws which are substantially similar to, or serve the same purposes as, those in the country or jurisdiction where you are resident or located, or otherwise deemed by the relevant authorities as providing ‘adequate protection’. However, some transfers may be to countries or jurisdictions that do not have equivalent protections and, in that case, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual protections for the Personal Data, as required based on the legitimate transfer mechanism used.

5. Special Categories of Personal Data

Barings may, in limited circumstances and as permitted by Relevant Data Protection Laws, collect and process Special Categories of Personal Data, as well as Personal Data related to criminal matters, in connection with its obligations under applicable AML laws, which will only be used and disclosed, as necessary, for such purpose.

6. Personal Data received from other sources

Where Barings is provided with Personal Data relating to an individual by someone other than that individual (such as a beneficial owner, partners, directors, officers, employers, employees, advisors, consumer or other reporting agencies, governmental agencies or other related persons), the person providing the Personal Data: will be asked to warrant that it will only do so in accordance with Relevant Data Protection Laws; and must ensure that, before doing so, the individuals in question are made aware of the fact that Barings will hold information relating to them and may use it for any of the purposes set out in this Privacy Notice; and, where necessary, must have obtained the individuals’ consent to Barings’ use of the Personal Data. Barings may, where required under applicable laws, notify individuals whose Personal Data was received indirectly from a third party, and confirm that Barings holds their Personal Data and provide a copy of this Privacy Notice to them.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

7. Disclosures of Personal Data

In addition to the disclosures discussed in this Privacy Notice, Barings may also need to disclose your Personal Data:

∎	To group companies or related body corporates of Barings (see barings.com for more information), to enable those entities to provide services to us and/or as part of shared systems which are in place;

∎

To organisations who provide services and support to us, including hosting, data processing, website development services, IT support and maintenance providers, call center and hotline providers and other outsourced services; and

∎	To enable us to comply with applicable laws and regulatory obligations and respond to requests from governmental and other regulatory authorities in any jurisdiction.

Additionally, if you are dealing with Barings as a Client, Barings may disclose any Personal Data to other entities, except as outlined above or under section 3 of this Privacy Notice or as follows, and in each case to the extent permitted by Relevant Data Protection Laws:

∎

To enable Barings to carry out the obligations under the contract with a Client including registered shareholder or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder;

∎

To anyone providing a service to Barings or a Barings agent (which may include the Manager and companies within its group of companies, the administrator and its or their sub-contractors), as data processors, for the purposes of providing services to the Manager or the Fund and on the understanding that they will keep the Personal Data confidential as required by Relevant Data Protection Laws;

∎	Where Personal Data needs to be shared with the depositary appointed to the Fund, in order to enable it to discharge its legal and regulatory obligations;

∎

Where the administrator to the Fund is subject to a separate legal obligation requiring it to act as controller of the Personal Data, including where it is required to use the Personal Data for the discharge of its own AML obligations including AML ID verification or reporting suspicious activity, or where an individual has otherwise consented to the Personal Data being shared with the administrator for specific purposes;

∎

Where the Client including a registered shareholder or unitholder or applicant for shares or units is a client of the Manager or a company within its group of companies, with such company for any other purposes agreed with an individual;

∎	Where the Manager or the Fund needs to share Personal Data with its and the Fund’s auditors, and legal and other advisors;

∎

In the event of a merger or proposed merger, any (or any proposed) transferee of, or successor in title to, the whole or any part of the Fund’s business, and their respective officers, employees, agents and advisers, to the extent necessary to give effect to such merger; or

∎

The disclosure is required by law or regulation, or court or administrative order having force of law, or is required to be made to any of the Manager’s or the Fund’s regulators, in each case in any jurisdiction.

In any case, where Barings shares Personal Data with a non-affiliated data controller (including, as appropriate, the Fund’s service providers), the use by that non-affiliated party of the Personal Data will be subject to the non-affiliated party’s own privacy policies.

8. Security of Personal Data

Barings will maintain appropriate physical, technical and procedural safeguards designed to protect any Personal Data that you provide to us from accidental or unauthorized loss, misuse, damage, modification, access or disclosure in accordance with Relevant Data Protection Laws. Barings also restricts access to Personal Data about you to those employees who need

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

to know that information to provide products and services to you. As an added measure, Barings does not include Personal Data or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

Service providers who process your Personal Data on behalf of Barings are also required to adhere to appropriate security standards designed to protect such information against unauthorized access, destruction or loss.

9. Updates to Personal Data

Barings will use reasonable efforts to keep Personal Data up to date. However, Barings must be notified, without delay, of any change in an individual’s personal circumstances by the individual or the person that provides such information on behalf of the individual.

10. Retention of Personal Data

Barings is obliged to retain certain information to ensure accuracy, help maintain quality of service and for legal, regulatory, fraud prevention and legitimate business purposes.

Barings is obliged by law to retain AML-related identification and transaction records for a number of years depending on the relevant rule or regulation under applicable laws from the end of the relevant investor relationship or the date of the transaction.

Other information will be retained for no longer than is necessary for the purpose for which it was obtained by Barings or as required or permitted for legal, regulatory, fraud prevention and legitimate business purposes. In general, Barings (or its service providers on its behalf) (as applicable) will hold this information for a period of seven (7) years, unless it is obliged to hold it for a different period under law or applicable regulations.

Barings may also retain records of telephone calls and any electronic communications for any length of time as required or permitted by any relevant regulatory entity or as required by relevant local laws including those relating to data privacy and security.

11. Individual’s Rights in relation to Personal Data

You may have the following rights under Relevant Data Protection Laws:

∎

An individual may have the right to request access to, correct any inaccuracies in, and in certain circumstances, request erasure, or object to or restrict the use, of their Personal Data, and object to certain uses or other processing of their Personal Data (including automated processing), in each case subject to the conditions and/or restrictions set out in Relevant Data Protection Laws.

∎

In limited circumstances, an individual may also have the right to data portability in respect of certain of their Personal Data, which means they can request that Barings provide a copy of their disclosable Personal Data to them or their third party nominee.

∎

An individual may also have the right to lodge a complaint with the relevant Barings entity that is the data controller and/or with a relevant supervisory authority about the processing of the individual’s Personal Data by the relevant Barings entity, the Manager and/or the Fund.

∎

An individual may also have the right to withdraw consent in specific circumstances, such as for direct marketing, or where we have otherwise relied on the individual’s consent to process their Personal Data.

To exercise any of these rights, please send confirmation of your request, by e-mail or post, to the address below, specifying which Barings products or funds your request relates to and providing any other relevant identifying information:

Barings Data Privacy Manager

20 Old Bailey

London, UK

DPM@Barings.com

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GLOBAL PRIVACY NOTICE (CONTINUED)

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

12. Complaints

If you would like to contact us in relation to how your Personal Data is handled, please contact Barings’ Data Privacy Manager at DPM@Barings.com and your complaint will be handled in accordance with our handling procedures. You may also have the right to make a complaint with the relevant local supervisory authority; however, we would request in the first instance you contact us.

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

13. Local Country, State or Specific Jurisdictional Addenda

i.	Australia

ii.	California

iii.	European Economic Area and UK

iv.	Hong Kong S.A.R.

v.	Japan

vi.	People’s Republic of China

vii.	South Korea

viii.	Switzerland

ix.	Taiwan

x.	USA

14. Document Management

This document is reviewed at least once annually, and updated as required. Where required by Relevant Data Protection Laws we will notify you in the event of material changes to this Privacy Notice and, where required, seek your consent to those changes.

This document was last updated June 4, 2020.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR AUSTRALIA

This addendum sets out additional obligations and rights of Barings Australia Pty Ltd, including any associated Managers and Funds, beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

In some circumstances, we may need to collect additional Personal Data from you, or collect Personal Data from you in a way which is not described in the Privacy Notice. Where this is the case, we will provide you with additional information which details the Personal Data we will collect from you and how we will use, hold and disclose that Personal Data.

DIRECT MARKETING

Your Personal Data may also be used to enable us to market services and products that we, our group companies or related body corporates or our partners offer and which we consider may be of interest to you. If you do not want us to contact you about these products and services, please contact us using the details set out below. You will also be given an opportunity to unsubscribe from any marketing communications which we send to you electronically (such as via e-mail).

HOW DO I ACCESS MY PERSONAL INFORMATION?

You may contact us using the details below if you wish to find out about the Personal Data we hold about you. We may need to verify your identity before giving you access and, depending on the complexity of your request, we may charge a reasonable fee for processing the request.

In certain circumstances, we may not be able to tell you what Personal Data is held about you. In these circumstances, we will notify you to explain why we cannot provide the information and attempt to find alternative means to enable you to access your information.

HOW DO I REQUEST CORRECTION OF MY INFORMATION?

If you believe that the Personal Data we hold about you is inaccurate, incomplete or out of date, you should contact us using the details below. We will promptly update any Personal Data that we consider is inaccurate, incomplete or out of date. If we do not agree that your information is inaccurate, incomplete or out of date, we will notify you and provide you with the reasons.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may access an external dispute resolution service or apply to the Office of the Australian Information Commissioner (“OAIC”) to have the complaint heard and determined. When we notify you about our decision, we will explain how you may access an external dispute resolution scheme or make a complaint to the OAIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Australia Pty Ltd,

Suite 4501, Level 45,

Australia Square,

264 George Street,

Sydney, NSW 2000, Australia

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR CALIFORNIA

Under the California Consumer Privacy Act (“CCPA”), we are required to provide California residents with specific information about our personal information practices. The CCPA defines the term “personal information” broadly, and includes any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular California resident or household. Please note that the CCPA does not apply to certain types of information, and your data may be covered by additional privacy notices based on your relationship with us.

Categories of Personal Information that We Collect, Disclose, and Sell

We do not sell any of your personal information for monetary compensation.

We currently do not share your information with non-affiliated third parties for their own marketing purpose. We collect and disclose certain personal information in the course of our business as described in the Privacy Notice, including to process your transactions, for customer service purposes, for marketing, for general administration (e.g., managing inventory) evaluating use of our services, research and development, and for legal compliance.

Please refer to section 3 of the Privacy Notice for a description of how we collect and disclose personal information and the personal information that we collect.

In addition to collecting business related information (including information such as names, business contact information and for investors, employees and certain business contacts, dates of birth, government identifiers and/or financial information) we also collect the following:

∎

Usage Data: As described above, we collect certain technical information about a user’s use of our Websites, which may include: IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information). We do not typically associate this information with a particular user’s account and we do not seek to reidentify the user through this information.

∎

Audio & Video Information: If you call us, we may record your conversation for quality assurance, training, legal compliance, and customer service purposes. Certain of our premises are monitored by closed circuit television. Absent an incident, we do not usually obtain a copy of such footage, but, rather, it would be the property of the building manager.

We disclose each of the above categories of information, for a business purpose as defined by the CCPA. For example, we may share your contact information with entities that assist us in account management, background check organizations, and, where permitted by law, with entities to assist us in marketing. We also share your information with entities that assist us in providing support and services, such as hosting our websites, applications, and other online services, to respond to inquiries and for trouble-shooting. We also share your information to assist us in analyzing and improving our services and operations; for fraud prevention; personalizing content and experiences; securing and protecting our business; defending our legal rights and the rights of others; auditing, reporting, corporate governance, and internal operations; and complying with legal obligations.

California Resident Rights

California law grants California residents certain rights and imposes restrictions on particular business practices. We are required to provide you with a notice about our information collection practices at or before the point of collection; to this end, there may be circumstances in which we provide an additional notice to you. California residents have the right to opt-out of our sale of their personal information. Subject to certain exceptions, California residents have the right to (at no charge) request that we (1) delete the personal information that we hold about them, subject to certain exceptions and (2) send a copy of the specific pieces of personal information that we have collected about them in the prior 12 months and to have this delivered, free of charge, either (a) by mail or (b) electronically in a portable and, to the extent technically

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feasible, readily useable and transferrable format. California residents also have the right to request that we provide them certain information about how we have handled their personal information in the prior 12 months, including the:

∎	categories of personal information collected;

∎	categories of sources of personal information;

∎	business and/or commercial purposes for collecting and selling their personal information;

∎	categories of third parties/with whom we have disclosed or shared their personal information;

∎	categories of personal information that we have disclosed or shared with a third party for a business purpose; and

∎	categories of third parties to whom the residents’ personal information has been sold and the specific categories of personal information sold to each category of third party.

California residents may make Requests to Know up to twice every 12 months. The CCPA prohibits discrimination against California residents for exercising their rights under the CCPA. Discrimination may exist where a business denies or provides a different level or quality of goods or services, or charges (or suggests that it will charge) different prices, rates, or penalties on residents who exercise their CCPA rights, unless doing so is reasonably related to the value provided to the business by the residents’ data.

California residents have the right to be notified of any financial incentive offers and their material terms, the right to opt-out of such incentives at any time, and may not be included in such incentives without their prior informed opt-in consent. We currently do not offer any incentives.

CONTACT US

To contact us in relation to the Privacy Notice, including Requests to Opt-Out of Sale of Personal Information (if applicable), Requests to Know, and Requests to Delete, please use the following methods:

Electronically: Submitting a CCPA Webform found at barings.com

By Phone: 1-877-766-0014 (toll free),

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

We will respond to verifiable requests received from California consumers as required by law.

To opt-out of sharing with targeted advertisers, please visit optout.aboutads.info and optout.networkadvertising.org.

California Shine the Light

We currently do not share your information with non-affiliated third parties for their own marketing purpose.

For more information about our privacy practices, you may contact us at dpm@barings.com.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR EUROPEAN ECONOMIC AREA (EEA) AND UNITED KINGDOM

This addendum sets out additional obligations and rights of Baring Asset Management Limited (“BAML”), including any associated Managers and Funds, beyond the terms of the Privacy Notice.

RELEVANT DATA PROTECTION LAWS

To avoid doubt, “Relevant Data Protection Laws” shall mean any applicable data protection laws relating to the protection of individuals with regards to the processing of personal data including the General Data Protection Regulation (EU) 2016/679 (“GDPR”) (together with any laws implemented by EU member states (including any replacement legislation applicable in the United Kingdom, whether or not as a result of any full or partial departure of the United Kingdom from the European Union), which contain derogations from, or exemptions or authorisations for the purposes of, the GDPR, or which are otherwise intended to supplement the GDPR); the UK Data Protection Act 2018; the ePrivacy Directive 2002/58/EC as implemented by EU member states; any corresponding or equivalent national laws or regulations relating to the collection, use, disclosure and processing of personal data including any amendment, update, modification to or reenactment of such laws and guides and codes of practice issued from time to time by any supervisory authorities, in each case as amended, updated or replaced from time to time.

LAWFUL BASIS FOR PROCESSING

Under Relevant Data Protection Laws we must have a lawful basis for processing your Personal Data. When we do so, we rely on one of the following:

-	To perform a contract we have with you;

-	To comply with a legal obligation;

-	Where we have a legitimate interest as a business; or

-	If you have given us your consent.

We have set out the lawful bases we rely on at section 3 of the Privacy Notice. Unless otherwise set out in section 3, the processing of your Personal Data will be in furtherance of BAML’s legitimate interests to provide and improve our services to you, in order to preserve our business operations, and ensuring that you are provided with information which is relevant to you.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), BAML may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions outside of the UK or

EEA may be permitted where such transfer is made to jurisdictions or countries providing “adequate protection” for Personal Data (which may include US companies that have voluntarily signed up to the EU-U.S. or Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, BAML, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used (such as putting in place European Commission-approved “Standard Contractual Clauses”).

Where you are in the UK or the EEA, further information in relation to specific international transfers can be obtained by contacting BAML’s Data Privacy Manager at DPM@Barings.com.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR EUROPEAN ECONOMIC AREA (EEA) AND UNITED KINGDOM (CONTINUED)

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. Notwithstanding the above, you have the right to make a complaint at any time to the Information Commissioner’s Office (ICO), the UK supervisory authority, or to any other supervisory authority applicable to you.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management Limited

20 Old Bailey

London, UK

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR HONG KONG S.A.R.

This addendum sets out additional obligations and rights of Baring Asset Management (Asia) Limited including any associated Managers and Funds (“we”, “Barings Hong Kong”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), Barings Hong Kong may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management (Asia) Limited 35/F Gloucester Tower

15 Queens Road

Central, Hong Kong

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR JAPAN

This addendum sets out additional obligations and rights of Barings Japan Ltd. including any associated Managers and Funds (“we”, “Barings Japan”), beyond the terms of the Privacy Notice.

TRANSFERS

Your primary data controller Barings Japan will jointly use your Personal Data specified in the Privacy Notice for the purposes specified therein with other group companies of Barings. Barings Japan will be responsible for the management of your Personal Data jointly used by other group companies of Barings.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Japan Ltd.

7F Kyobashi Edogrand

2-2-1 Kyobashi

Chuo-ku

Tokyo 104-0031, Japan

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR THE PEOPLE’S REPUBLIC OF CHINA (“PRC”) (EXCLUDING FOR THE PURPOSES OF THE PRIVACY NOTICE HONG KONG S.A.R., MACAU S.A.R. AND TAIWAN)

This addendum sets out additional obligations and rights of Barings Investment Management (Shanghai) Limited and Barings Overseas Investment Fund Management (Shanghai) Limited, including any associated Managers and Funds (“we”, “Barings PRC”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide Barings PRC with certain Personal Data (for example, if you do not provide us with information that is indicated as mandatory); or give us your (express or deemed) consent to the collection, use and/or disclosure of your Personal Data; or if you subsequently withdraw your consent, Barings PRC may not be able to manage or administer our client relationship with you; provide certain products and services to you; or if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Certain types of Personal Data are considered “sensitive” and, depending on your country of work or residence and applicable laws, additional rules will apply in respect of this Personal Data. “Sensitive Personal Data” as defined under PRC laws and regulations may include (but without limitation) information relating to:

∎	mobile phone number;

∎	genetic or biometric information;

∎	financial information;

∎	tax identification number;

∎	national identity card number;

∎	health records;

∎	sexual orientation; and

∎	racial or ethnic origin.

References to “Special Categories of Personal Data” in the Privacy Notice shall for the purpose of this addendum be deemed to be references to Sensitive Personal Data.

RETENTION OF PERSONAL DATA

Your Personal Data will be kept confidential and will be retained for the retention periods set out in our Record Keeping Policy.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Investment Management (Shanghai) Limited & Barings Overseas Investment Fund Management (Shanghai) Limited

Unit 4501-04 , Level 45

International Finance Center Tower 2

8 Century Avenue

Pudong District

Shanghai, China

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SOUTH KOREA

This addendum sets out additional obligations and rights of Baring Asset Management (Korea) Limited, including any associated Managers and Funds (“we”, “Barings Korea”), beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

We obtain your consent when collecting and using your Personal Data unless such collection and usage is based on Personal Information Protection Act (“PIPA”), the Act on Promotion of Information Communication Network Usage and Information Protection (“Network Act”), Protection of Credit Information Act (“Credit Information Act”), or other laws or regulations of Korea.

SENSITIVE PERSONAL DATA

Under the PIPA, information on the ideology, creed, membership of a labor union or political party, political views, health, sexual preferences, bio-data, and criminal records as defined under the Act on the Lapse of Criminal Sentences is considered “Sensitive Personal Data”.

When collecting Sensitive Personal Data from you, we comply with all the procedures and methods stipulated by the PIPA, including obtaining your separate consent for the processing of Sensitive Personal Data.

OUTSOURCING OF THE PROCESSING OF PERSONAL DATA

Please see below the list of third-party processors (“Processors”) together with the specific processing tasks to be outsourced. The Personal Data transferred to the Processors will be retained only to the extent necessary for the purposes of the services provided and to meet any regulatory requirements in accordance with any applicable laws.

We comply with all the relevant laws and regulations when outsourcing the processing of Personal Data. For example, we do not outsource the processing of Particular Identification Data as defined under the PIPA (i.e., resident registration numbers (“RRNs”), driver’s license numbers, passport numbers, and alien registration numbers) to Processors located outside of Korea.

NAME OF THE THIRD-PARTY PROCESSOR	OUTSOURCED TASK/SERVICE

NAVEX Global, Inc.	Operation of Barings’ ethics and whistleblower hotline

PROVISION OF PERSONAL DATA TO THIRD PARTIES

Subject to your separate consent, the following Personal Data may also be disclosed to third parties, i.e., independent data controllers as set out below.

We comply with all the relevant laws and regulations when providing Personal Data to a third party. For example, we do not provide Particular Identification Data as defined under the PIPA to recipients located outside of Korea.

RECIPIENT	RECIPIENT’S PURPOSE OF USE	TRANSFERRED ITEMS	RECIPIENT’S PERIOD OF RETENTION AND USE

Barings LLC	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection

Baring Asset Management Limited	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SOUTH KOREA (CONTINUED)

DATA PROTECTION OFFICER

The data protection officer is Ho Chul Jung ( ) and is available at +82 2 3788 0529 or via e-mail at Hochul.jung@barings.com.

DESTRUCTION OF PERSONAL DATA

Your Personal Data will be processed and stored for as long as required for the purposes for which they were collected, and in accordance with the storage periods provided for by the applicable laws. After such period, your Personal Data will be automatically and permanently erased or made anonymous.

MEASURES TO ENSURE SECURITY OF PERSONAL DATA

We take the following technical, managerial and physical measures necessary to ensure the security of your Personal Data.

Managerial measures: Designation of a data protection officer, establishment and implementation of an internal management plan, regular training of employees on personal data protection, etc.

Technical measures: Management of the right to access the Personal Data Processing system, installation of an access control system, encryption of Particular Identification Data(as defined under the PIPA), installation of security programs, etc.

Physical measures: Restriction on access to Personal Data storage mediums such as the computer room and data storage room, etc.

INSTALLATION, OPERATION, AND DENIAL OF A DEVICE THAT AUTOMATICALLY COLLECTS PERSONAL INFORMATION

We use cookies which constantly save and retrieve information of our Website Users. A cookie is a small text file of information about the basic setting of a website, sent by the website’s web server to the web browser of a user, and is stored in the hard disk of the user’s computer.

We use cookies for the following purposes: to engage in target marketing and provide customized services by analyzing the frequency and times of visits of members and non-members, identifying their preferences and interests and tracking the number of visits made.

You have the right to choose whether or not to install cookies. Therefore, you may adjust the options of your web browser to accept or refuse all cookies, or to receive notice each time cookies are installed.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SWITZERLAND

This addendum sets out additional obligations and rights of Baring Asset Management Switzerland Sàrl, including any associated Managers and Funds (“we”, “Barings Switzerland”), beyond the terms of the Privacy Notice.

DEFINITION OF PERSONAL DATA

The definition of “Personal Data” also includes all information relating to an identified or identifiable legal entity pursuant to Article 3 (a) of the Swiss Federal Act on Data Protection (“FADP”).

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question is in the European Economic Area (EEA), or on the Federal Data Protection and Information Commissioner’s (“FDPIC”) list of countries providing ‘adequate protection’ for Personal Data (which may include US companies that have voluntarily signed up to the Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, Barings Switzerland, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used.

When you are in Switzerland, further information in relation to specific international transfers can be obtained by contacting Barings’ Data Privacy Manager at DPM@Barings.com.

INDIVIDUAL’S RIGHTS IN RELATION TO PERSONAL DATA

Under the FADP, an individual is not granted the right to data portability in respect of his or her Personal Data.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may submit a complaint to the FDPIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

Phone - +442077628961

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR TAIWAN

This addendum sets out additional obligations and rights of Barings SICE (Taiwan) Limited, including any associated Managers and Funds (“We”, “Barings Taiwan”), beyond the terms of the Privacy Notice. The term “process” or “processing” as used in the Privacy Notice should be taken to mean “collect”, “use” and “process” as defined in the Taiwan Personal Information Protection Law.

PROVIDING YOUR INFORMATION TO US

If you choose not to provide us with certain of your Personal Data (for example, if you do not provide us with information that is indicated as mandatory), we may not be able to manager or administer our client relationship with you; provide you with products and services; or, if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Sensitive Personal Data and Special Categories of Personal Data shall, for purposes of Barings Taiwan’s obligation to you, include medical records, medical treatment, genetic information, sexual life (including sexual orientation) and health examination and criminal records.

YOUR RIGHTS TO YOUR PERSONAL DATA

You have rights, using the contact details below:

∎	to make inquiries or request to review your Personal Data;

∎	to make copies of your Personal Data;

∎	to supplement or correct your Personal Data;

∎	to discontinue collection, processing or use of Personal Data;

∎	to delete your Personal Data; or

∎	to communicate to us your objection to the use of your Personal Data for marketing purposes.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring SICE (Taiwan) Limited

21F 333 Keelung Rd.

Sec.1 Taipei 11012

Taiwan

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR THE UNITED STATES OF AMERICA (THE “USA”)

This addendum sets out additional obligations and rights of Barings LLC and Barings Securities LLC including any associated Managers and Funds (“We/Barings US”) beyond the terms of the Privacy Notice.

PROVISION OF PERSONAL DATA TO OTHER ENTITIES

If you are dealing with Barings US as a Client, we may share the financial information we collect from you with our financial services affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs, we may disclose Personal Data we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings US. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We also disclose your financial information for our everyday business purposes, such as to process and effect transactions that you request or authorize and to maintain your account(s) and as otherwise permitted by applicable law. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law. When you are no longer our customer, we will continue to share your information as described in this notice.

REGULATORY

The Privacy Notice describes the privacy policies of Barings. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800)-289-9999.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

BARINGS FUNDS TRUST

ANNUAL REPORT

For the Period from July 1, 2021 to September 30, 2021

(b)	Not applicable

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.barings.com/us/guest/funds/barings-mutual-fund-documents and click Fund Code of Ethics. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel, and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for the fiscal year ended June 30, 2020, the fiscal year ended June 30, 2021 and the period July 1, 2021 through September 30, 2021 by Deloitte. The Registrant changes its fiscal year from June 30 to September 30.

Fees Billed to the Registrant:

	Period July 1, 2021 through September 30, 2021	Year Ended June 30, 2021	Year Ended June 30, 2020
Audit Fees	$205,380	$293,500	$322,100
Audit-Related Fees	$70,000	$0	$30,000
Tax Fees	$56,545	$88,650	$98,393
All Other Fees	$0	$0	$0

Total Fees	$331,925	$382,150	$450,493

Non-Audit Fees Billed to Barings and MassMutual:

	Period July 1, 2021 through September 30, 2021	Year Ended June 30, 2021	Year Ended June 30, 2020
Audit Fees	$754,249	$3,647,481	$3,563,922
Audit-Related Fees	$206,600	$1,794,671	$2,236,858
Tax Fees	$558,514	$2,836,667	$4,357,763
All Other Fees	$478,661	$2,831,672	$5,271,600

Total Fees	$1,998,024	$11,110,491	$15,430,143

The category “Audit Fees” refers to performing an audit of the Registrant’s, Barings LLC’s (“Barings”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Barings, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the period July 1, 2021 through September 30, 2021 and the fiscal year ended June 30, 2021, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the period July 1, 2021 through September 30, 2021 and the fiscal years ended June 30, 2021 and June 30, 2020 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.barings.com/us/guest/funds/barings-mutual-fund-documents and click Fund Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	December 8, 2021

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	December 8, 2021